     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 1998


                                                       REGISTRATION NO. 33-43058
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------


                         POST EFFECTIVE AMENDMENT NO. 8
                                       TO
                                    FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                             (EXACT NAME OF TRUST)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------

                            BARRY G. SKOLNICK, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                         ------------------------------


                                    COPY TO:
                             STEPHEN E. ROTH, ESQ.
                            KIMBERLY J. SMITH, ESQ.
                        SUTHERLAND, ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

                               ------------------

              It is proposed that this filing will become effective (check appropriate box)

              / / immediately upon filing pursuant to paragraph (b)


              /X/ on May 1, 1998 pursuant to paragraph (b)


              / / 60 days after filing pursuant to paragraph (a) (1)

              / / on (date) pursuant to paragraph (a) (1) of Rule 485

              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Units of Interest in Single Premium Variable Life Insurance Policies.



Check box if it is proposed that the filing will become effective on (date) at
(time) pursuant to Rule 487 / /


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        MERRILL LYNCH LIFE VARIABLE LIFE
                              SEPARATE ACCOUNT II
                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

   N-8B-2 ITEM                                          CAPTION IN PROSPECTUSES
-----------------  --------------------------------------------------------------------------------------------------
        1          Cover Page

        2          Cover Page

        3          More About the Separate Account and Its Divisions

        4          Facts About the Insurance Company and the Separate Account

        5          Facts About the Insurance Company and the Separate Account

        6          Facts About the Insurance Company and the Separate Account; More About the Separate Account and
                    Its Divisions

        7          Not Applicable

        8          Not Applicable

        9          More About the Insurance Company

       10          Summary of the Policy; Facts About the Policy; More About the Policy; More About the Separate
                    Account and Its Divisions

       11          Summary of the Policy; Facts About the Insurance Company and the Separate Account; More About the
                    Separate Account and Its Divisions

       12          Summary of the Policy; Facts About the Insurance Company and the Separate Account; More About the
                    Separate Account and Its Divisions

       13          Summary of the Policy; Facts About the Policy; More About the Policy; More About the Separate
                    Account and Its Divisions

       14          Facts About the Policy; More About the Policy

       15          Summary of the Policy; Facts About the Policy

       16          Summary of the Policy; Facts About the Policy; More About the Separate Account and Its Divisions

       17          Summary of the Policy; Facts About the Policy; More About the Policy

       18          More About the Separate Account and Its Divisions

       19          Facts About the Insurance Company and the Separate Account

       20          More About the Separate Account and Its Divisions

       21          Facts About the Policy

       22          More About the Separate Account and Its Divisions

       23          Not Applicable

       24          Facts About the Policy; More About the Policy

       25          Facts About the Insurance Company and the Separate Account

       26          Not Applicable

       27          Facts About the Insurance Company and the Separate Account; More About the Insurance Company

       28          More About the Insurance Company

       29          Facts About the Insurance Company and the Separate Account

       30          Not Applicable

       31          Not Applicable

       32          Not Applicable

       33          Not Applicable

       34          Not Applicable

       35          More About the Policy

       36          Not Applicable

       37          Not Applicable

   N-8B-2 ITEM                                          CAPTION IN PROSPECTUSES
-----------------  --------------------------------------------------------------------------------------------------
       38          More About the Policy

       39          Facts About the Insurance Company and the Separate Account; More About the Policy

       40          Not Applicable

       41          Facts About the Insurance Company and the Separate Account; More About the Policy

       42          Not Applicable

       43          Not Applicable

       44          Summary of the Policy; Facts About the Policy; More About the Policy; More About the Separate
                    Account and Its Divisions

       45          Not Applicable

       46          Facts About the Policy; More About the Separate Account and Its Divisions

       47          Facts About the Policy; More About the Separate Account and Its Divisions

       48          More About the Separate Account and Its Divisions

       49          More About the Separate Account and Its Divisions

       50          Not Applicable

       51          Cover Page; Facts About the Policy; More About the Policy

       52          More About the Separate Account and Its Divisions

       53          More About the Policy

       54          Not Applicable

       55          Not Applicable

       56          Not Applicable

       57          Not Applicable

       58          Not Applicable

       59          Financial Statements

                         Prospectus
               -----------------------------------------------------------------

                  Single Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
                        This prospectus ("Prospectus") is for a single premium variable life insurance policy issued by Merrill Lynch Life Insurance Company (the "Insurance Company" or "We" or "Us"), a subsidiary of Merrill Lynch & Co., Inc. The policy permits you, as the policyowner, to make additional payments subject to certain restrictions. The policy is not currently being offered for sale to new purchasers.


                        Until the end of the "free look" period, your single premium will be placed in the division investing in the Money Reserve Portfolio. After the "free look" period, your investment base may be allocated among up to any five investment divisions. Each division is part of Merrill Lynch Life Variable Life Separate Account II (the "Separate Account"), a separate investment account of the Insurance Company. The investments available through the divisions include ten mutual fund portfolios of the Merrill Lynch Series Fund, Inc. ("Series Fund"); seven mutual fund portfolios of the Merrill Lynch Variable Series Funds, Inc., ("Variable Series Funds"); two mutual fund portfolios of the AIM Variable Insurance Funds, Inc. ("AIM V.I. Funds"); one mutual fund portfolio of the Alliance Variable Products Series Fund, Inc. ("Alliance Fund"); two mutual fund portfolios of the MFS Variable Insurance Trust ("MFS Trust") (each a "Fund"; collectively, the "Funds"); and fifteen unit investment trusts in The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (collectively the "Trusts" and individually, a "Trust"). Under our current rules, you may change the allocation of your investment base as many times as you wish.



                        The policy provides life insurance coverage on the insured. Subject to certain conditions, we guarantee that the coverage will remain in force for life, or for a shorter time depending on the face amount selected for a given single premium. During this guarantee period, we may terminate the policy only if the policy debt exceeds certain policy values. After the guarantee period, the policy will remain in force as long as there is not excessive policy debt and as long as the policy's net cash surrender value is sufficient to cover the charges due.


                        While the policy is in force, the death benefit may vary to reflect the policy's investment results but will never be less than the current face amount.

                        You may turn in the policy for its net cash surrender value while the insured is still living. The net cash surrender value will vary with the investment results of the policy. We don't guarantee any minimum.

                        It may not be advantageous to replace existing insurance with the policy. Within certain limits, you may return the policy or exchange it for life insurance with benefits that do not vary with the investment results of a separate account.


                        If you make certain changes to your policy, including additional payments, it may be treated as a "modified endowment contract" under Federal tax law. If the policy is a modified endowment contract, any loan, capitalized interest or complete surrender may result in adverse tax consequences and/or penalties. See "Tax Considerations", page 35.

--------------------------------------------------------------------------------
                        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE MERRILL LYNCH SERIES FUND, INC.; THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC.; THE AIM VARIABLE INSURANCE FUNDS, INC.; THE ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; THE MFS VARIABLE INSURANCE TRUST; AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES.
--------------------------------------------------------------------------------


                            Issued by:                           Administered at:
                                Merrill Lynch Life Insurance     Service Center
                                 Company                         P.O. Box 9025
                                Plainsboro, New Jersey 08536     Springfield, Massachusetts
                            Distributed by:                      01102-9025
                                Merrill Lynch Pierce, Fenner &
                                 Smith Incorporated ("MLPF&S")
                                Plainsboro, New Jersey 08536
                            Date: May 1, 1998

--------------------------------------------------------------------------------

                  TABLE OF CONTENTS


----------------------------------------------------------------------------------------------------
SUMMARY OF THE POLICY        Purpose of the Policy............................................          4
                             Availability.....................................................          4
                             The Investment Divisions.........................................          4
                             How the Death Benefit Varies.....................................          4
                             How the Investment Base Varies...................................          4
                             Net Cash Surrender Value and Cash Surrender Value................          5
                             Your Right to Cancel ("Free Look" Period) or Exchange Your
                             Policy...........................................................          5
                             How Death Benefit and Cash Surrender Value Increases are Taxed...          5
                             Charges to Your Investment Base..................................          5
                             Other Charges and Fees...........................................          7
                             Assumption of Previously Issued Policies and Subsequent Merger...          7
----------------------------------------------------------------------------------------------------
IMPORTANT TERMS              Important Terms..................................................          8
----------------------------------------------------------------------------------------------------
FACTS ABOUT THE INSURANCE    The Insurance Company and MLPF&S.................................          9
COMPANY AND THE SEPARATE     The Insurance Company's Separate Account.........................          9
ACCOUNT                      The Series Fund..................................................         10
                             The Variable Series Funds........................................         11
                             The AIM V.I. Funds...............................................         12
                             The Alliance Fund................................................         12
                             The MFS Trust....................................................         13
                             Certain Risks of the Funds.......................................         14
                             The Trusts.......................................................         15
----------------------------------------------------------------------------------------------------
FACTS ABOUT THE POLICY       Who May be Covered By a Policy...................................         15
                             Premiums.........................................................         16
                             Making Additional Payments.......................................         16
                             Investment Base..................................................         18
                             Charges Deducted from Your Investment Base.......................         19
                             Charges to the Separate Account..................................         21
                             Charges to Series Fund Assets....................................         21
                             Charges to Variable Series Funds Assets..........................         22
                             Charges to AIM V.I. Funds Assets.................................         22
                             Charges to Alliance Fund Assets..................................         22
                             Charges to MFS Trust Assets......................................         22
                             Net Cash Surrender Value.........................................         22
                             Policy Loans.....................................................         23
                             Death Benefit Proceeds...........................................         24
                             Payment of Death Benefit Proceeds................................         25
                             Policy Guarantees................................................         25
                             When Your Guarantee Period is Less Than for Life.................         26
                             Your Right to Cancel ("Free Look" Period) or Exchange Your
                             Policy...........................................................         27
                             Reports to Policyowners..........................................         27
                             Single Premium Immediate Annuity Rider...........................         28
----------------------------------------------------------------------------------------------------
MORE ABOUT THE POLICY        Using Your Policy................................................         28
                             Some Administrative Procedures...................................         30
                             Other Policy Provisions..........................................         31
                             Income Plans.....................................................         32
                             Group or Sponsored Arrangements..................................         33

                             Legal Considerations for Employers...............................         34
                             Selling the Policies.............................................         34
                             Administrative Services..........................................         34
                             Tax Considerations...............................................         35
                             The Insurance Company's Income Taxes.............................         39
                             Reinsurance......................................................         39
----------------------------------------------------------------------------------------------------
MORE ABOUT THE SEPARATE      About the Separate Account.......................................         39
ACCOUNT AND ITS DIVISIONS    Changes Within the Separate Account..............................         39
                             Net Rate of Return for an Investment Division....................         40
                             The Funds........................................................         40
                             Resolving Material Conflicts.....................................         42
                             The Trusts.......................................................         42
----------------------------------------------------------------------------------------------------
ILLUSTRATIONS                Illustrations of Death Benefits, Investment Base, Cash Surrender
                             Values and Accumulated Premiums..................................         43
----------------------------------------------------------------------------------------------------
MORE ABOUT THE INSURANCE     Management.......................................................         50
COMPANY                      State Regulation.................................................         50
                             Registration Statement...........................................         51
                             Year 2000........................................................         51
                             Legal Proceedings................................................         51
                             Legal Matters....................................................         51
                             Experts..........................................................         51
                             Financial Statements.............................................         52
                             Financial Statements of Merrill Lynch Life Variable Life Separate
                             Account II.......................................................        S-1
                             Financial Statements of Merrill Lynch Life Insurance Company.....        G-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

                  SUMMARY OF THE POLICY
--------------------------------------------------------------------------------
PURPOSE OF THE POLICY
                        A single premium variable life policy offers a choice of investments and an opportunity for the policy's investment base, net cash surrender value and death benefit to grow based on investment results.


                        We don't promise that your policy values will increase. Depending on the policy's investment results, the investment base and net cash surrender value may increase or decrease on any day and the death benefit may increase or decrease on any policy processing date. As the policyowner, you bear the investment risk. We do guarantee to keep the policy in force during the guarantee period as long as the policy debt does not exceed certain policy values (see "Interest", page 24).

--------------------------------------------------------------------------------
AVAILABILITY
                        We can issue a policy for an insured up to age 75. The minimum single premium is $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over or, if less, for all ages the single premium required to purchase a face amount of at least $100,000. (The policy won't be available to insure residents of certain municipalities in Kentucky where premium taxes in excess of a certain level are imposed.) The policies are not currently being offered for sale to new purchasers.
--------------------------------------------------------------------------------
THE INVESTMENT
DIVISIONS

                        Your single premium submitted with your application will automatically be placed in the division of the Separate Account investing in the Money Reserve Portfolio. After the "free look" period, you may choose to invest in up to 5 of the 37 investment divisions in the Separate Account available for new allocations (see "Changing Your Investment Base Allocation", page 18). Ten investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the Series Fund. Seven investment divisions of the Separate Account invest exclusively in Class A shares of designated mutual fund portfolios of the Variable Series Funds. Two investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the AIM V.I. Funds. One investment division of the Separate Account invests exclusively in shares of a designated mutual fund portfolio of the Alliance Fund. Two investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the MFS Trust. Each mutual fund portfolio has a different investment objective. The other fifteen divisions invest in units of designated unit investment trusts in the Trusts.

--------------------------------------------------------------------------------
HOW THE DEATH BENEFIT
VARIES
                        The death benefit may increase or decrease on each policy processing date depending on your policy's investment results. It equals the policy's face amount or variable insurance amount, whichever is larger.
--------------------------------------------------------------------------------
HOW THE INVESTMENT
BASE VARIES

                        Your policy's investment base is the amount available for investment at any time. On the policy date (usually the business day next following the receipt of your single premium at the Service Center), the investment base is equal to the single premium. Afterwards, it varies daily based on investment performance. You bear the risk of poor performance and you receive the benefits from favorable investment performance. Policyowners may wish to consider diversifying their investment in the policy by allocating the investment base to two or more investment divisions.

--------------------------------------------------------------------------------
NET CASH SURRENDER
VALUE AND
                        On a policy anniversary your policy's net cash surrender value equals your
CASH SURRENDER VALUE
                        investment base minus any deferred policy loading. The net cash surrender value varies daily based on investment performance. We don't guarantee any minimum.

                        For purposes of certain computations under the policy, we use the policy's cash surrender value. It is calculated by adding the amount of any policy debt to the net cash surrender value.
--------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL
("FREE
                        You may return your policy within ten days after receiving it or, if required by
LOOK" PERIOD) OR
EXCHANGE YOUR your state, within the later of the ten days and 45 days from the date the
POLICY
                        application is executed ("free look" period). We will refund the premium paid without interest.

                        You may also exchange this policy within 18 months for a policy with benefits that do not vary with the investment results of a separate account.
--------------------------------------------------------------------------------
HOW DEATH BENEFIT AND
CASH
                        The death benefit should be fully excludable from the beneficiary's gross
SURRENDER VALUE
INCREASES ARE income for Federal income tax purposes, according to Section
                        101(a)(1) of the
TAXED

                        Internal Revenue Code. You won't be taxed on any increase in cash surrender value while the policy remains in force. For a discussion of the tax issues associated with the policy, see "Tax Considerations" on page 35.

--------------------------------------------------------------------------------
CHARGES TO YOUR
INVESTMENT BASE
                        We invest the entire amount of your single premium and any additional payments in the Separate Account. We then deduct certain charges from your investment base on policy processing dates (see "Charges Deducted From Your Investment Base", page 18). The charges deducted are as follows:

                        DEFERRED POLICY LOADING equals 7.0% of the single premium and any additional payments received in the first year. It consists of a sales load of 4.0%, a first year administrative expense of .5% and a state and local premium tax charge of 2.5%. (The sales load and first year administrative charge may be reduced if cumulative premiums are sufficiently high to reach certain breakpoints.) The deferred policy loading for any additional payment received after the first policy year equals 6.5%. It consists of a sales load of 4.0% and a state and local premium tax charge of 2.5%. Although chargeable to the single premium and any additional payments, the amount of the deferred policy loading is initially advanced to the Separate Account as part of your investment base and then deducted in equal installments on the ten policy anniversaries following the date we receive and accept the payment. The amount deducted from the investment base as of the policy anniversary will equal .70% of the single premium and any additional payments received in the first policy year and .65% for any additional payments received after the first policy year. We deduct the balance of the deferred policy loading in determining your net cash surrender value.


                        REALLOCATION CHARGES may be deducted on policy processing dates if you change your investment base allocation more than five times per policy year (see "Reallocation Charges", page 21).



                        MORTALITY COSTS are deducted on all policy processing dates after the policy date (see "Mortality Cost", page
                        26).

                        We may reduce certain charges to your investment base in group or sponsored arrangements (see "Group or Sponsored Arrangements", page 33).


                        NET LOAN COST is deducted on your policy anniversary if there has been any policy debt outstanding. It equals a maximum .75% of the debt per year for the first ten policy years and .60% thereafter.

                        UNDERWRITING AND THE COST OF PROVIDING INSURANCE

                        Underwriting is the process by which we evaluate the risk of providing life insurance on the insured. We use two methods of underwriting:

                            -  simplified underwriting with no physical exam;
                               and

                            - para-medical or medical underwriting with a physical exam.

                        The amount of your single premium and the age of the insured determine whether we will do underwriting on a simplified or medical basis. For a discussion of premium and age limits, see "Who May be Covered By a Policy" on page 15.

                        If we use the simplified underwriting method, we incur extra insurance risk because we have less information about the insured. We therefore use guaranteed maximum mortality rates based on the 1980 CET Mortality Table which was designed to take this type of extra insurance risk into account.

                        If we use the para-medical or medical underwriting method, we gather more information about the insured. Because we have additional information we therefore have less insurance risk for insureds we evaluate under this method. We use guaranteed maximum mortality rates based on the 1980 CSO Mortality Table for this method.

                        The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest.

                        The mortality rates we use currently for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.


                        To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent (a) we ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class or (b) the insured is underwritten under the simplified method but is not in the non-smoker class (see "Mortality Cost", page 26).

--------------------------------------------------------------------------------
OTHER CHARGES AND FEES
                        ADVISORY FEES


                        The portfolios in the Funds pay monthly advisory fees and other expenses (see "Charges to Series Fund Assets," "Charges to Variable Series Funds Assets," "Charges to AIM V.I. Funds Assets," "Charges to Alliance Fund Assets," "Charges to MFS Trust Assets," pages 21-22).


                        SEPARATE ACCOUNT CHARGES

                        There are certain charges deducted daily from the investment results of the divisions in the Separate Account. These charges are:

                            - an asset charge deducted from all divisions to cover mortality and expense risks and guaranteed benefits risk which is currently equivalent to a maximum effective rate of .60% annually at the beginning of the year; and

                            - a trust charge deducted from only those divisions investing in the Trusts which is currently equivalent to .34% annually at the beginning of the year and will never exceed .50% annually.
--------------------------------------------------------------------------------
ASSUMPTION OF
PREVIOUSLY ISSUED
                        The policies were originally issued by Monarch Life Insurance Company
POLICIES AND
SUBSEQUENT MERGER
                        ("Monarch"). On November 14, 1990, Monarch, the Insurance Company and certain other Merrill Lynch insurance companies entered into an indemnity reinsurance and assumption agreement (the "Assumption Agreement"). Under the Assumption Agreement, Tandem Insurance Group, Inc. ("Tandem"), one of the Merrill Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies issued by Monarch through its Variable Account A, including the policies ("reinsured policies") described in this prospectus. On October 1, 1991, Tandem was merged with and into the Insurance Company (the "merger"), which thereby succeeded to all of Tandem's liabilities and obligations. Thus, the Insurance Company has all the liabilities and obligations under the reinsured policies. All further payments made under the reinsured policies will be made directly to or by the Insurance Company.

                        As the owner of a reinsured policy, you have the same rights and values under your policy as you did before the reinsurance or merger transaction. However, you will look to the Insurance Company instead of to Monarch or Tandem to fulfill the terms of your policy. Pursuant to the Assumption Agreement, all of the assets of Monarch's Variable Account A relating to the reinsured policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became a separate account of the Insurance Company.
--------------------------------------------------------------------------------
                        THIS SUMMARY IS INTENDED TO PROVIDE ONLY A VERY BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE POLICY. THE POLICY TOGETHER WITH ITS ATTACHED APPLICATION CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND US AND SHOULD BE RETAINED.

                        FOR THE DEFINITION OF CERTAIN TERMS USED IN THIS PROSPECTUS, SEE "IMPORTANT TERMS" ON PAGE 8.

--------------------------------------------------------------------------------

                  IMPORTANT TERMS
--------------------------------------------------------------------------------

ATTAINED AGE...............  is the issue age of the insured plus the number of full years since the policy date.
CASH SURRENDER VALUE.......  is equal to the net cash surrender value plus any policy debt.
DEATH BENEFIT..............  is the larger of the face amount and the variable insurance amount.
DEATH BENEFIT PROCEEDS.....  are equal to the death benefit less any policy debt and less any overdue charges.
DEFERRED POLICY LOADING....  is chargeable to the single premium and any additional payments.
                             However, we advance the amount of the charge to the Separate Account as part of your investment base. We then take back these funds in equal installments on the next ten policy anniversaries following the date we receive and accept your payment.
FACE AMOUNT................  is the minimum death benefit as long as the policy remains in force.
                             Additional payments may increase your face amount.
GUARANTEE PERIOD...........  is the time we guarantee that the policy will remain in force regardless of investment experience unless the policy debt exceeds certain policy values. It is the period that a comparable fixed life policy (same face amount, single premium, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.
INVESTMENT BASE............  is the amount available under your policy for investment in the Separate
                             Account at any time. Your investment base is the sum of the amounts invested in each of the divisions you have selected.
ISSUE AGE..................  is the insured's age as of the insured's birthday nearest the policy date.
NET CASH SURRENDER VALUE...  is the amount you would receive on any day should you decide to cancel your policy. It is equal to the investment base less the deferred policy loading and less a pro-rata portion of the charges not yet deducted.
NET SINGLE PREMIUM           is the factor used in the calculation of the variable insurance amount
FACTOR.....................  on policy processing dates. It is based on the insured's underwriting class, sex and attained age and is designed to make the policy meet the guidelines of what constitutes a life insurance policy under the
                             Internal Revenue Code.
POLICY DATE................  is used to determine policy processing dates, policy years and policy anniversaries. It is usually the business day next following the receipt of the single premium at the Service Center.
POLICY DEBT................  is the outstanding loan on a policy plus accrued interest.
POLICY PROCESSING DATES....  are the policy date and the first day of each policy quarter thereafter.
                             Policy processing dates after the policy date are the days when we deduct certain charges from your investment base and redetermine the death benefit.
POLICY PROCESSING PERIOD...  is the period between consecutive policy processing dates.
TABULAR VALUE..............  is equal to the cash surrender value for a comparable fixed life policy with the same face amount, single premium, loading and guarantee period.
                             It is the value we use to limit your mortality cost deductions as well as our right to cancel your policy during the guarantee period. The tabular value is zero after the guarantee period.
VARIABLE INSURANCE           is determined on each policy processing date. It is the cash surrender
AMOUNT.....................  value multiplied by the net single premium factor.

--------------------------------------------------------------------------------
                  FACTS ABOUT THE INSURANCE COMPANY AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------
THE INSURANCE COMPANY
AND
                        The Insurance Company is a stock life insurance company organized under the
MLPF&S
                        laws of the State of Washington in 1986 and redomesticated under the laws of the State of Arkansas in 1991. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. We are authorized to sell life insurance and annuities in 49 states, Guam, the U.S. Virgin Islands and the District of Columbia. We are authorized to offer variable life insurance and variable annuities in most jurisdictions.

                        MLPF&S is also a wholly owned subsidiary of Merrill Lynch & Co., Inc. and provides a broad range of securities brokerage and investment banking services in the United States. It provides marketing services for us and is the principal underwriter of our variable life policies issued through the Separate Account. We retain MLPF&S to provide services relating to the policies under a Distribution Agreement. Administrative services for the policies are provided at the service center (the "Service Center"), P.O. Box 9025, Springfield, Massachusetts 01102-9025.
--------------------------------------------------------------------------------
THE INSURANCE
COMPANY'S
                        The Separate Account is a separate investment account established by Tandem
SEPARATE ACCOUNT

                        on November 19, 1990, and acquired by the Insurance Company on October 1, 1991 by virtue of the merger. (See "Assumption of Previously Issued Policies and Subsequent Merger", page 7.) We use it to support our variable life policies and for other purposes permitted by applicable laws and regulations. Its assets are kept separate from our general account and any other separate accounts we may have.


                        We own all the assets in the Separate Account. As required, the assets in the Separate Account are at least equal to the reserves and other liabilities of the Separate Account. Arkansas insurance law provides that the Separate Account's assets, to the extent of the reserves and liabilities of the Separate Account, may not be charged with liabilities from any other business we conduct. However, if the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.


                        There are currently 37 investment divisions in the Separate Account available for new allocations. Ten invest in shares of a specific portfolio of the Series Fund, seven invest in Class A shares of a specific portfolio of the Variable Series Funds, two invest in shares of a specific portfolio of the AIM V.I. Funds, one invests in shares of a specific portfolio of the Alliance Fund, two invest in shares of a specific portfolio of the MFS Trust and fifteen invest in units of a specific Trust.



                        The investment objectives and policies of certain of these underlying portfolios may be similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the underlying portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the underlying portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


                        You will find complete information about the Funds and the Trusts, including the risks associated with each portfolio, in the accompanying Prospectuses. You should read them with this Prospectus.

--------------------------------------------------------------------------------
THE SERIES FUND

                        The Merrill Lynch Series Fund, Inc. is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Merrill Lynch Asset Management, L.P. ("MLAM"). All of its ten mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the various portfolios in the Series Fund are described below. There is no guarantee that any portfolio will be able to meet its investment objective.


                            MONEY RESERVE PORTFOLIO seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.


                            INTERMEDIATE GOVERNMENT BOND PORTFOLIO seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio will invest in such securities with a maximum maturity of 15 years.



                            LONG-TERM CORPORATE BOND PORTFOLIO primarily seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk. In addition, the Portfolio seeks the preservation of capital. In seeking to achieve these objectives, under normal circumstances the portfolio invests at least 80% of the value of its total assets in debt securities that have a rating within the three highest grades of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").



                            HIGH YIELD PORTFOLIO primarily seeks as high a level of current income as is believed to be consistent with prudent management. Secondarily, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed-income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as a "junk bonds").


                            CAPITAL STOCK PORTFOLIO seeks long-term growth of capital and income, plus moderate current income. It generally invests in equity securities considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.

                            GROWTH STOCK PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies considered to have special investment value.

                            MULTIPLE STRATEGY PORTFOLIO seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.

                            NATURAL RESOURCES PORTFOLIO seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

                            GLOBAL STRATEGY PORTFOLIO seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

                            BALANCED PORTFOLIO seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed income and equity securities.


                        MLAM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLAM (see "Charges to Series Fund Assets", page 21).

--------------------------------------------------------------------------------
THE VARIABLE SERIES
FUNDS

                        The Merrill Lynch Variable Series Funds, Inc. is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is MLAM. Seven of its 18 mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the seven available Variable Series Funds portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.



                            BASIC VALUE FOCUS FUND seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.



                            GLOBAL UTILITY FOCUS FUND seeks both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of MLAM, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.



                            INTERNATIONAL EQUITY FOCUS FUND seeks capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities and at least 65% of the Fund's total assets will be invested in the securities of issuers from at least three different foreign countries.


                            DEVELOPING CAPITAL MARKETS FOCUS FUND seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.


                            SPECIAL VALUE FOCUS FUND (formerly the Equity Growth
                            Fund) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Variable Series Funds believes have special investment value, and of emerging growth companies regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in the selection of securities.

                            GLOBAL BOND FOCUS FUND seeks to provide high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund will invest in fixed income securities that have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that MLAM has determined to be of similar creditworthiness.

                            INDEX 500 FUND seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").


                        The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Variable Series Funds Assets" on page 22.)

--------------------------------------------------------------------------------
THE AIM V.I. FUNDS
                        The AIM V.I. Funds is registered with the Securities and Exchange Commission as an open-end, series, management investment company and its investment adviser is A I M Advisors, Inc. ("AIM"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the two available AIM V.I. Funds portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.


                            AIM V.I. CAPITAL APPRECIATION FUND seeks capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. The portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings with excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.



                            AIM V.I. VALUE FUND seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective. The investment division corresponding to this Fund should not be selected by contract owners who seek income as their primary investment objective.



                        AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is a wholly owned subsidiary of A I M Management Group Inc., a holding company engaged in the financial services business and an indirect wholly owned subsidiary of AMVESCAP PLC. AIM is a registered adviser under the Investment Advisers Act of 1940. AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 50 investment company portfolios (including the AIM V.I. Funds) encompassing a broad range of investment objectives. The AIM V.I. Funds, as part of its operating expenses, pays an investment advisory fee to AIM. (See "Charges to AIM V.I. Funds Assets" on page 22.)

--------------------------------------------------------------------------------
THE ALLIANCE FUND
                        The Alliance Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is

                        Alliance Capital Management L.P. ("Alliance"). One of its mutual fund portfolios is currently available through the Separate Account. The investment objective of the available Alliance Fund portfolio is described below. There is no guarantee that this portfolio will be able to meet its investment objective.

                            PREMIER GROWTH PORTFOLIO seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.


                        Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a registered adviser under the Investment Advisers Act of 1940. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly-owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. The Alliance Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See "Charges to Alliance Fund Assets" on page 22.)

--------------------------------------------------------------------------------
THE MFS TRUST
                        The MFS Trust is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Massachusetts Financial Services Company ("MFS"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the available MFS Trust portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.

                            MFS EMERGING GROWTH SERIES seeks to provide long-term growth of capital by investing primarily (I.E., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies. Emerging growth companies include companies that MFS believes are early in their life cycle but which have the potential to become major enterprises. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's objective of long-term growth of capital.

                            MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income. The portfolio securities of the MFS Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility.

                        MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.), which, in turn, is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, and is a registered adviser under the Investment Advisers Act of 1940. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See "Charges to MFS Trust Assets" on page 22.)

--------------------------------------------------------------------------------
CERTAIN RISKS OF THE
FUNDS
                        Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund, and the Developing Capital Markets Focus and International Equity Focus Funds of the Variable Series Funds, expect to invest, entails relatively greater risk of loss of income or principal. The Developing Capital Markets Focus Fund of the Variable Series Funds has no established rating criteria for the debt securities in which it may invest, and will rely on the investment adviser's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize risk, these portfolios will diversify holdings among many issuers. However, there can be no assurance that diversification will protect these portfolios from widespread defaults during periods of sustained economic downturn.

                        In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that the policies' federal tax status will not be adversely affected as a result.

                        In selecting investments for the AIM V.I. Capital Appreciation Fund, AIM is particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by this Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and a policyholder should not consider a purchase of shares of the Fund as equivalent to a complete investment program.

                        For the MFS Emerging Growth Series, the nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Emerging Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.


                        Investment in these portfolios entails relatively greater risk of loss of income or principal. In addition, as described in the accompanying prospectus for the portfolios, many portfolios should be considered a long-term investment and a vehicle for diversification, and not as a balanced investment program. It may not be appropriate to allocate all payments and investment base to a single investment division.

--------------------------------------------------------------------------------
THE TRUSTS
                        The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities was formed to provide safety of capital and a high yield to maturity. It seeks this through U.S. Government backed investments which make no periodic interest payments, and therefore are purchased at a deep discount. When held to maturity the investments should receive approximately a fixed yield. The value of Trust units before maturity varies more than it would if the Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

                        The fixed investment portfolios of the Trusts consist mainly of:

                            - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

                            -  coupons stripped from U.S. debt obligations; and

                            - receipts and certificates for such stripped debt obligations and coupons.


                        The Trusts currently available have maturity dates in years 1999 through 2011, 2013 and 2014.



                        MLPF&S is sponsor for the Trusts. The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units when we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts (see "Charges to Divisions Investing in the Trusts", page 21).

--------------------------------------------------------------------------------

                  FACTS ABOUT THE POLICY
--------------------------------------------------------------------------------
WHO MAY BE COVERED BY
A
                        We can issue a policy for an insured up to age 75. We use the insured's age as
POLICY
                        of the insured's birthday nearest the policy date. (We call this the insured's issue age.) The insured must also meet our underwriting requirements. The policy is not currently being offered for sale to new purchasers.

                        We use two methods of underwriting:

                            -  simplified underwriting, with no physical exam;
                               and

                            - para-medical or medical underwriting with a physical exam.


                        The single premium and the age of the insured determine whether we will do underwriting on a simplified or medical basis. The maximum premium we will underwrite on a simplified basis is $25,000 for insureds through age 14, $50,000 for insureds age 15 through 29, $75,000 for insureds age 30 through 39, $100,000 for insureds age 40 through 49 and $150,000 for insureds age 50 through 75. However, if you select the maximum face amount (see "Selecting the Face Amount", page 16), we may take the net amount at risk (see "Mortality Cost", page 20) into account in determining the method of underwriting.


                        We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions and which determine the guaranteed mortality rates used in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods, policies may be issued on insureds either in the standard or non-smoker underwriting class. Policies may also be issued on insureds in a substandard underwriting class. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Mortality Cost" on page 20.

--------------------------------------------------------------------------------
PREMIUMS

                        You purchase a face amount of insurance coverage with a single premium payment. You may make additional payments subject to certain restrictions (see "Making Additional Payments", below). The minimum single premium is $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over or, if less, for all ages the single premium required to purchase a face amount of at least $100,000. We may reduce the minimum single premium requirements for certain group or sponsored arrangements (see "Group or Sponsored Arrangements", page 33).


                        SELECTING THE FACE AMOUNT

                        You may select the face amount for a given premium within the following limits:

                            - The minimum face amount is the amount which will give you a guarantee period for the whole of life.

                            - The maximum face amount is the amount which will give you the minimum guarantee period we require for the insured's age, sex and underwriting class.

                        As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.

                                       TABLE OF ILLUSTRATIVE FACE
                                   AMOUNTS FOR $10,000 SINGLE PREMIUM
                                       STANDARD-SIMPLIFIED ISSUE

                GUARANTEE PERIOD     MINIMUM GUARANTEE PERIOD
                    FOR LIFE
   ISSUE     ----------------------  ------------------------
    AGE         MALE       FEMALE       MALE        FEMALE
   -----     ----------  ----------  -----------  -----------
    35       $   33,389  $   38,906  $   166,773  $   209,875
    45       $   24,424  $   28,497  $    90,736  $   126,292
    55       $   18,386  $   21,346  $    49,162  $    78,522
    65       $   14,447  $   16,308  $    27,801  $    44,723

                        GUARANTEE PERIOD

                        The guarantee period is the time we guarantee that the policy will remain in force regardless of investment experience unless the policy debt exceeds certain policy values. It is for the insured's life or for a shorter period depending on the face amount selected for a given single premium. The guarantee period is based on the guaranteed maximum mortality rates in the policy, the deferred policy loading and a 4% interest assumption. This means that for a given premium and face amount, different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.
--------------------------------------------------------------------------------
MAKING ADDITIONAL
PAYMENTS
                        After the end of the "free look" period, you may make an additional payment any time you choose up to four times a policy year. (In the state of Kentucky no additional payments can be made until after the first policy year.) We may require satisfactory evidence of insurability before we accept your payment if the payment increases the net amount at risk under the policy (see "Mortality Cost", page 20) or if the guarantee period at the time of the payment is one year or less. The minimum additional payment we will accept is $1,000.


                        If your additional payment requires evidence of insurability, we will place that payment in the division investing in the Money Reserve Portfolio on the business day next following receipt at the Service Center. Once the underwriting is completed and we accept your payment, the amount applicable to the additional payment in the division investing in the Money Reserve Portfolio will be allocated either according to your instructions or, if no instructions have been received, proportionately to your investment base in your investment divisions.

                        If your additional payment doesn't require evidence of insurability, on the date we receive and accept the payment we'll:

                            - increase your investment base by the amount of the payment; and


                            -  increase the deferred policy loading (see
                               "Deferred Policy Loading", page 19).


                        Currently, any additional payment not requiring evidence of insurability will be accepted the day it is received. If your additional payment requires evidence of insurability, it will be reflected in your policy values as described above, effective the next business day after the payment was received at the Service Center.

                        If there is a loan outstanding on your policy, unless you tell us otherwise, we will treat any payment by you as a loan repayment, not as an additional payment.


                        As of the policy processing date on or next following the date we receive and accept the additional payment, your variable insurance amount will reflect the additional payment (see "Variable Insurance Amount", page 25). As of such date, we'll also increase either your guarantee period or face amount or both. If your guarantee period prior to any additional payments is less than for life, payments will first be used to extend your guarantee period to the whole of life. Any excess amounts or subsequent additional payments will be used to increase your policy's face amount. The amount of this increase is determined by taking the additional payment or any excess amount, deducting the applicable deferred policy loading, bringing the result up at an annual rate of 4% interest from the date we receive and accept the additional payment to the next policy processing date, and then multiplying by the applicable net single premium factor. If the additional payment is received and accepted on a policy processing date, the payment minus the deferred policy loading is multiplied by the applicable net single premium factor.


                        If the insured dies after an additional payment is received and accepted and before the next policy processing date, we'll pay the beneficiary the larger of:

                            - the amount of the death benefit calculated as of the prior policy processing date plus the amount of the additional payment; and


                            - the cash surrender value as of the date we received and accepted the additional payment multiplied by the net single premium factor as of such date (see "Net Single Premium Factor", page
                               25).

                        The amount paid to the beneficiary will be reduced by the amount of any policy debt and any overdue charges if the policy is in a grace period.

                        GUARANTEE OF INSURABILITY RIDER

                        This rider gives you guaranteed options to make certain of the additional payments as described above without evidence of insurability. It is available only to insureds in a standard or non-smoker underwriting class. We will limit the amount of the payments under the rider. While the rider is in effect you will have a guaranteed option on each of your first five policy anniversaries. Subject to evidence of insurability and a maximum age requirement, you may also extend the guaranteed options to include your next five policy anniversaries.

                        To exercise an option we must receive the additional payment while the insured is alive and within 30 days before or after your policy anniversary. If you don't exercise an option you will forfeit any remaining options and the rider will end.
--------------------------------------------------------------------------------
INVESTMENT BASE

                        Your investment base is the amount available for investment at any time. It's the sum of the amounts invested in each of the Separate Account divisions. We adjust your investment base daily to reflect the divisions' investment performance (see "Net Rate of Return for an Investment Division", page 40).



                        Certain charges and policy loans directly decrease your investment base. Loan repayments and additional payments increase it. You may elect in writing from which investment divisions you want loans taken and to which divisions you want repayments and additional payments added. If you don't make such an election, we allocate increases and decreases proportionately to the investment base in your investment divisions. (For the special rules on additional payments which require evidence of insurability, see "Making Additional Payments", page 16.)


                        INVESTMENT BASE ALLOCATION DURING THE "FREE LOOK" PERIOD

                        Under our current rules, we will place your single premium submitted with your application in the division investing in the Money Reserve Portfolio. Your application sets forth this designation. We won't make an allocation change during the "free look" period.

                        CHANGING YOUR INVESTMENT BASE ALLOCATION


                        After the "free look" period, your investment base can be allocated among up to any five divisions. Currently, you may change the allocation of your investment base as often as you choose. However, we may at some point in the future limit the number of changes permitted but not to less than five per policy year. We will notify you if we do so. We may assess a charge for each allocation change in excess of five per policy year (see "Reallocation Charges", page 21).



                        In order to change your investment base allocation, you must call or write the Service Center. If your "free look" period has expired, we will make the change as soon as we receive your request. You can give allocation requests during the "free look" period and the allocation will be made immediately following the end of the "free look" period (see "Some Administrative Procedures", page 30).

                        TRUST ALLOCATIONS

                        We'll notify you 30 days before a Trust you've invested in matures. You must tell us in writing at least seven days before the maturity date how to reinvest your funds in the division investing in that Trust. If we don't hear from you, we'll move your investment base in that division to the division investing in the Money Reserve Portfolio. An allocation on a trust maturity date won't be considered a change in the allocation of the investment base for purposes of calculating the charge for any allocation changes over five in each policy year.

                        Units of a specific Trust may no longer be available when we receive your request for allocation. Should this occur, we will notify you immediately so that you may change your request.

                        ALLOCATION TO THE DIVISION INVESTING IN THE NATURAL RESOURCES PORTFOLIO

                        Shares of the Natural Resources Portfolio may not be available when we receive your request for allocation. Should this occur, we will notify you immediately so that you may change your request.
--------------------------------------------------------------------------------
CHARGES DEDUCTED FROM
                        The charges described below are deducted from your investment base. We also
YOUR INVESTMENT BASE

                        deduct certain asset and trust charges daily from the investment results of each division in the Separate Account in determining the net rate of return. Currently, the asset and trust charges are equivalent to .60% and .34% annually at the beginning of the year (see "Charges to the Separate Account", page 21).



                        Merrill Lynch Life deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the sales load may not fully cover all of the sales and distribution expenses actually incurred by Merrill Lynch Life, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.


                        DEFERRED POLICY LOADING

                        We invest 100% of your single premium and any additional payments you may make. Chargeable to the single premium and any additional payments is an amount called the deferred policy loading. This charge consists of a sales load, a first year administrative expense (not assessed against additional payments received after the first policy year) and a state and local premium tax charge.


                        The sales load, equal to a maximum of 4.0% of the single premium and any additional payments, compensates us for sales expenses. The first year administrative expense, equal to a maximum of .5% of the single premium and any additional payments received in the first policy year, compensates us for the expenses associated with issuing the policies. The sales load and first year administrative expense may be reduced if cumulative premiums are sufficiently high to reach certain breakpoints and in certain group or sponsored arrangements as described on page 33.


                        The state and local premium tax charge is equal to 2.5% of your single premium and any additional payments.

                        Although chargeable to your single premium and to any additional payments, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then take back the loading in equal installments on the ten policy anniversaries following the date we receive and accept your payment. In determining your policy's net cash surrender value, we subtract the balance of the deferred policy loading from your investment base.

                        During the period that the deferred policy loading is included in your investment base, a positive net rate of return will give you greater increases in net cash surrender value and a negative net rate of return greater decreases in net cash surrender value than if the loading had not been included in your investment base.

                        MORTALITY COST


                        We deduct a mortality cost from your investment base on each processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage for the insured. We base it on the underwriting class we assign to the insured, the insured's sex and attained age and the policy's net amount at risk (except in Montana and Massachusetts, see "Legal Considerations for Employers", page 34).


                        To determine the mortality cost, we multiply the current mortality rate by the policy's net amount at risk (adjusted for interest at an annual rate of 4%). The net amount at risk is the difference, as of the previous policy processing date, between the death benefit and the cash surrender value.

                        Current mortality rates may be equal to or less than the guaranteed mortality rates depending on the insured's underwriting class, sex and attained age. We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in your policy. For insureds age 20 and over, current mortality rates distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. We use the 1980 Commissioners Standard Ordinary Mortality Table (CSO Table) for policies underwritten on a medical basis and the 1980 Commissioners Extended Term Mortality Table (CET Table) for policies underwritten on a simplified basis to determine these maximum rates if the policies are issued on insureds in a standard or non-smoker underwriting class. For policies issued on a substandard basis we use a multiple of the 1980 CSO Table.

                        Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured. However, for the nonsmoker simplified underwriting class, current mortality rates are equal to or less than the guaranteed rates for the medical underwriting classes.

                        During the period between processing dates, your net cash surrender value takes the mortality cost into account on a pro-rated basis.

                        MAXIMUM MORTALITY COST. During the guarantee period we will limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting in our calculation the tabular value for the cash surrender value in determining the net amount at risk and by multiplying by the guaranteed maximum mortality rate. We will deduct this alternate amount from your investment base when it is less than the mortality cost we would have otherwise deducted.

                        REALLOCATION CHARGES

                        Reallocation charges may be deducted on policy processing dates if you change your investment base allocation more than five times per policy year. The charge equals $25.00 for each allocation change made during a policy processing period, which exceeds five for the policy year. We do not expect to make a profit from these charges.

                        NET LOAN COST


                        The net loan cost is explained below under "Policy Loans", p. 23.

--------------------------------------------------------------------------------
CHARGES TO THE
SEPARATE ACCOUNT
                        We deduct an asset charge from each division of the Separate Account to cover our mortality, expense and guaranteed benefits risks. We make the charge each day. The total amount of this charge is computed at a maximum effective annual rate of .60% at the beginning of the year.

                        The mortality risk assumed is the risk that insureds as a group will live for a shorter time than our actuarial tables predict. As a result, we would be paying more in death benefits than we planned.

                        The expense risk assumed is the risk that it will cost us more to issue and administer the policies than we expect.


                        The guaranteed benefits risks are related to potentially unfavorable investment results. One risk is that the policy's net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see "Maximum Mortality Cost", page 20). If the mortality and expense risk charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses.


                        CHARGES TO DIVISIONS INVESTING IN THE TRUSTS

                        We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge we pay to MLPF&S when units are sold to the Separate Account.

                        The trust charge is currently equivalent to .34% annually at the beginning of the year. It may be increased, but will not exceed .50% annually at the beginning of the year. The charge is based on cost (taking into account our loss of interest) with no expected profit for us.
--------------------------------------------------------------------------------
CHARGES TO SERIES FUND
ASSETS
                        The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:
                            - .50% of the first $250 million of the aggregate average daily net assets of the Series Fund;
                            -  .45% of the next $50 million of such assets;
                            -  .40% of the next $100 million of such assets;
                            -  .35% of the next $400 million of such assets; and
                            -  .30% of such assets over $800 million.

                        Under a reimbursement agreement, the Series Fund will be reimbursed so that ordinary expenses of the portfolios (which includes the monthly advisory fee) do not exceed .50% of the average daily net assets.

--------------------------------------------------------------------------------
CHARGES TO VARIABLE
SERIES
                        The Variable Series Funds incurs operating expenses and pays a monthly
FUNDS ASSETS

                        advisory fee to MLAM. This fee equals an annual rate of .60% of the average daily net assets of the Basic Value Focus Fund, Global Utility Focus Fund, and Global Bond Focus Fund. This fee equals an annual rate of .30%, .75%, 1.00%, and .75% of the average daily net assets of the Index 500 Fund, the International Equity Focus Fund, the Developing Capital Markets Focus Fund and the Special Value Focus Fund, respectively.



                        MLAM and Merrill Lynch Life Agency, Inc. have entered into agreements which limit the operating expenses, exclusive of any distribution fees imposed on shares of Class B Common Stock, paid by each Fund in a given year to 1.25% of its average daily net assets. These reimbursement agreements provide that any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

--------------------------------------------------------------------------------
CHARGES TO AIM V.I.
FUNDS
                        The AIM V.I. Funds incur operating expenses and pay a monthly advisory fee
ASSETS

                        to AIM, which serves as the investment adviser to each fund of the AIM V.I. Funds. As the investment adviser, AIM receives from the AIM V.I. Capital Appreciation Fund and the AIM V.I. Value Fund an advisory fee at an annual rate of .65% of the first $250 million of each fund's average daily net assets and .60% of each fund's average daily net assets in excess of $250 million.



                        AIM may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the funds reimburse AIM in an amount up to 0.25% of the average net asset value of each fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently the fee only applies to the average net asset value of each fund in excess of the net asset value of each fund as calculated on April 30, 1998.

--------------------------------------------------------------------------------
CHARGES TO ALLIANCE
FUND ASSETS

                        The Alliance Fund incurs operating expenses and pays a monthly advisory fee to Alliance, which serves as the investment adviser to each fund of the Alliance Fund. As the investment adviser, Alliance receives from the Alliance Premier Growth Portfolio an advisory fee at an annual rate of 1.00% of the fund's average daily net assets.

--------------------------------------------------------------------------------
CHARGES TO MFS TRUST
ASSETS

                        The MFS Trust incurs operating expenses and pays a monthly advisory fee to MFS, which serves as the investment adviser to each of the funds of MFS Trust. As the investment adviser, MFS receives from the MFS Emerging Growth Series and MFS Research Series an advisory fee, computed and paid monthly, at an annual rate of .75% of the average daily net assets of the respective fund.

--------------------------------------------------------------------------------
NET CASH SURRENDER
VALUE
                        Your policy's net cash surrender value fluctuates daily with the investment results of the investment divisions you select. We don't guarantee any minimum. On a policy processing date which is also your policy anniversary, the net cash surrender value equals:
                            -  the policy's investment base on that date;

                            - minus the balance of the deferred policy loading (see "Deferred Policy Loading", page 19).

                        If the date of calculation is not a policy processing date, we also subtract a pro-rata mortality cost. And, if there is any existing policy debt, we will also subtract a pro-rata net loan cost on dates other than the policy anniversary.

                        CANCELLING TO RECEIVE NET CASH SURRENDER VALUE


                        You may cancel your policy at any time while the insured is living and receive the policy's net cash surrender value. Your request to cancel must be in writing in a form satisfactory to us. All rights to death benefits will end on the date the written request is sent to us. The net cash surrender value will be determined upon our receipt of the written request at the Service Center. You may elect to receive this amount either in a single payment or under one or more Income Plans (see "Income Plans", page 32).

--------------------------------------------------------------------------------
POLICY LOANS
                        You may use your policy as collateral to borrow funds from us. The minimum loan we will make is $1,000 unless you're borrowing to pay the premium on another variable life insurance policy issued by the Insurance Company. In that case, you may borrow the exact amount required even if it's less than $1,000. You may repay all or part of the loan any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the policy debt, if less.

                        When you take a loan, we transfer an amount equal to the amount you borrowed out of your investment divisions and hold it as collateral in our general account. You may tell us in writing which investment divisions you want borrowed amounts taken from and which divisions should receive repayments. If you don't, we'll take the borrowed amounts proportionately from and make repayments proportionately to your investment divisions.

                        EFFECT ON DEATH BENEFIT AND CASH SURRENDER VALUE

                        Whether or not you repay a policy loan, taking a loan will have a permanent effect on your cash surrender value and may have a permanent effect on your death benefit. This is because the collateral for your loan doesn't participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the policy to lapse sooner than if no loan had been taken.

                        LOAN VALUE

                        The loan value of your policy equals:
                            - 75% of the policy's cash surrender value during the first three years; or
                            - 90% of the policy's cash surrender value after the first three years.

                        The cash surrender value is the net cash surrender value plus any policy debt.

                        In certain states the loan value may differ from that above for particular years. Also, certain states won't permit us to impose a minimum on the amount you can borrow or repay.

                        The maximum amount you can borrow at any time is the difference between the loan value and the policy debt (the outstanding loan plus accrued interest). When additional amounts are borrowed they are added to the policy debt.

                        INTEREST

                        While a policy loan is outstanding, we'll charge you interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. IF YOU DON'T PAY THE INTEREST WHEN DUE, WE ADD IT TO THE OUTSTANDING LOAN AMOUNT. Policy debt is considered part of total cash value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.

                        The amount held in our general account as collateral for your loan earns interest at a minimum of 4.0% annually for the first ten policy years and 4.15% thereafter.

                        NET LOAN COST

                        On each policy anniversary, we reduce your investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For the first ten policy years this equals .75% of the policy debt on the previous policy anniversary taking into account any loans and repayments since then. After the first ten policy years, the net loan cost equals .60%.

                        Between policy anniversaries, your policy's net cash surrender value is reduced by this charge on a pro-rated basis.

                        CANCELLATION DUE TO EXCESS DEBT


                        If your policy debt exceeds the larger of the cash surrender value and the tabular value, we'll mail a notice of our intent to cancel the policy, specifying the minimum repayment amount. If we do not receive that amount within 61 days after we mail the notice, we will cancel the policy. Depending upon investment performance of the divisions and the amounts borrowed, loans may cause the policy to lapse. If the policy lapses with a loan outstanding, adverse tax consequences may result (see "Tax Considerations--Tax Treatment of Policy Loans and Other Distributions", page 36).

--------------------------------------------------------------------------------
DEATH BENEFIT PROCEEDS
                        We will pay the death benefit proceeds to the beneficiary when we receive all information needed to make the payment, including due proof of the insured's death. When Merrill Lynch Life is first provided reliable notification of the insured's death by a representative of the owner or the insured, investment base may be transferred to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

                        AMOUNT OF DEATH BENEFIT PROCEEDS

                        The policy's death benefit proceeds equal:
                            - the death benefit, which is the larger of the current face amount and the variable insurance amount; less
                            -  any policy debt; and less

                            - any overdue charges if the policy is in a grace period (see "When Your Guarantee Period is Less Than for Life", page 26).


                        The values above are those as of the date of death. The death benefit will never be less than the amount required to keep the policy qualified as life insurance under Federal income tax laws.

                        The amount paid on death will be greater when an additional payment has been received and accepted during a policy processing period and the insured dies prior to the next policy processing date (see "Making Additional Payments", page 16).


                        VARIABLE INSURANCE AMOUNT

                        We determine the variable insurance amount on each policy processing date by:
                            -  calculating the cash surrender value; and
                            - multiplying by the net single premium factor (explained below).

                        The variable insurance amount changes only on a policy processing date. It will never be less than required by Federal income tax law.

                        NET SINGLE PREMIUM FACTOR

                        The net single premium factor is based on the insured's sex, underwriting class and attained age on the policy processing date. It decreases as the insured's age increases. As a result, the variable insurance amount will decrease in relationship to the policy's cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. A table of net single premium factors is included in the policy.

                            TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
                                        ON POLICY ANNIVERSARIES

    STANDARD-SIMPLIFIED ISSUE           STANDARD-MEDICAL ISSUE

 ATTAINED                           ATTAINED
    AGE        MALE      FEMALE        AGE        MALE      FEMALE
-----------  ---------  ---------  -----------  ---------  ---------
         5     8.61444   10.08769           5    10.26605   12.37298
        15     6.45795    7.65253          15     7.41158    8.96292
        25     4.89803    5.70908          25     5.50384    6.48170
        35     3.59024    4.18342          35     3.97197    4.64894
        45     2.62620    3.06419          45     2.87749    3.36465
        55     1.97694    2.29528          55     2.14058    2.48940
        65     1.55349    1.75357          65     1.65786    1.87562
        75     1.28954    1.38615          75     1.35394    1.45952
        85     1.14214    1.17173          85     1.18029    1.21265

--------------------------------------------------------------------------------
PAYMENT OF DEATH
BENEFIT
                        We will usually pay the death benefit proceeds to the beneficiary within seven
PROCEEDS

                        days after we receive all the information we need to process the payment. We may delay payment if the policy is being contested or under the circumstances described in "Using Your Policy", page 28 and "Other Policy Provisions", page 31. If we do delay payment, we will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more Income Plans (see "Income Plans", page 32).

--------------------------------------------------------------------------------
POLICY GUARANTEES
                        Although your policy values depend on the investment results of the investment divisions you've selected and the amount of net cash surrender value is not guaranteed, the policy does provide the following guarantees.

                        GUARANTEE PERIOD


                        We guarantee that the policy will stay in force for the insured's life, or for a shorter guarantee period depending on the face amount selected for a given premium. We won't cancel the policy during the guarantee period unless the policy debt exceeds certain policy values (see "Interest", page 24). We'll hold a reserve in our general account to support this guarantee.


                        MORTALITY COST


                        Each policy issued on a standard basis guarantees maximum mortality rates based on the 1980 CSO Table for policies underwritten on a medical basis and the 1980 CET Table for policies underwritten on a simplified basis. For policies issued on a substandard basis we use a multiple of the 1980 CSO Table. We may use current rates that are equal to or less than these rates, but never greater. In addition, we limit the mortality cost if investment results are unfavorable (see "Maximum Mortality Cost", page 20). In effect, during the guarantee period you will not be charged for mortality costs that are greater than those for a comparable fixed policy based on 4% interest and the same guaranteed mortality rates.


                        YOUR POLICY'S TABULAR VALUE

                        When we issue your policy, its tabular value equals the cash surrender value. From then on, the tabular value equals the cash surrender value for a comparable fixed life policy with the same face amount and guarantee period, based on 4% interest and the guaranteed mortality table. After the guarantee period the tabular value is zero. The tabular value is used to limit the mortality cost deduction as well as our right to cancel your policy during the guarantee period.

                        OTHER AMOUNTS DEDUCTED FROM INVESTMENT BASE

                        There are currently no charges for administrative expenses beyond the first year and we won't impose any in the future. The loan charge will never exceed a maximum of .75% of the policy debt per year for the first ten policy years and .60% thereafter.

                        AMOUNTS DEDUCTED FROM THE SEPARATE ACCOUNT


                        The amount of these deductions is limited and can't be increased above the maximums shown in "Charges to the Separate Account" on page 21.

--------------------------------------------------------------------------------
WHEN YOUR GUARANTEE
                        After the end of the guarantee period, we may cancel your policy if the net
PERIOD IS LESS THAN
FOR LIFE

                        cash surrender value on a policy processing date won't cover the charges due (see "Charges Deducted from Your Investment Base", page 19).


                        We will notify you before cancelling your policy. You'll have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. (In certain states the amount of the required payment may differ.) We will cancel your policy at the end of this grace period if we have not received your payment. Any excess of the payment above the overdue charges will be treated as an additional payment.

                        REINSTATING YOUR POLICY

                        If we cancel your policy, you may reinstate it while the insured is still living if:

                            - you request the reinstatement within three years after the end of the grace period;

                            - we receive satisfactory evidence of insurability; and

                            - you make a premium payment which is sufficient to give you a guarantee period of at least five years from the effective date of the reinstated policy.


                        We will treat your premium payment as an additional payment requiring underwriting (see "Making Additional Payments", page 16).


                        Your reinstated policy will be effective on the policy processing date on or next following the date we approve your reinstatement application.
--------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL
                        You may cancel your policy during your "free look" period. In most states it is
("FREE LOOK" PERIOD)
OR
                        ten days after you receive it. In some states, however, it is the later of the ten
EXCHANGE YOUR POLICY
                        days and 45 days from the date the application is executed. If you decide to cancel, you may mail or deliver the policy to us or to the registered representative who sold it to you. We will refund the premium paid without interest. If you cancel, we may require that you wait six months before applying to us again.

                        SPECIAL CANCELLATION RIGHT FOR CORPORATE PURCHASERS

                        Corporations that purchase one or more policies at the same time with an aggregate single premium of $250,000 or more, where the investment base has at all times been allocated to the division investing in the Money Reserve Portfolio and where no additional payments have been made nor policy loans taken, may cancel the policy(ies) and receive the greater of the premium paid without interest and the net cash surrender value.

                        EXCHANGING YOUR POLICY

                        You may exchange this policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of the issue date of your policy. You also must return the original policy.

                        The new policy will have the same owner and beneficiary as those of your original policy on the date of the exchange. It will have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original policy. Any policy debt will be carried over to the new policy.

                        We won't ask for evidence of insurability.
--------------------------------------------------------------------------------
REPORTS TO
POLICYOWNERS
                        After the end of each policy quarter you'll receive a statement of the allocation of your investment base, death benefit, net cash surrender value, any policy debt and, if there has been a change, your current face amount and guarantee period. All figures will be as of the first day of the current policy quarter. The statement will show the amounts deducted from or added to the investment base during the policy quarter. We will project your policy's value at a net rate of return of 8% and based on this value tell you when the policy will terminate unless additional payments are made. It will also include any other information that may be currently required by the state insurance department of the jurisdiction in which this policy is delivered.

                        Policyowners will receive confirmation of all financial transactions. Such confirmations will show the price per unit of each of the policyowner's investment divisions, the number of units a policyowner has in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for an Investment Division", page 40). The sum of the values in each investment division is a policyowner's investment base.


                        You will also receive semiannual reports containing a financial statement for the Separate Account and a list of portfolio securities of the Funds as required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

SINGLE PREMIUM
                        If it's allowed in your state, you may add a Single Premium Immediate
IMMEDIATE ANNUITY
RIDER


                        Annuity Rider ("SPIAR") to your policy. This rider would provide you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we'll pay the rider value in a lump sum to the beneficiary under the policy. For tax purposes, this payment won't be considered part of the life insurance death benefit.


                        If you surrender the rider before the end of the period, we'll pay you the rider value over five years or apply it to a lifetime income for you, as you choose.

                        If you are not the insured and you die before the income period ends, we'll pay the remaining payments to the new owner.

                        If you change the owner of the policy, we will change the owner of the SPIAR to the new owner of the policy.

                        If the policy ends because the insured dies (where you are not the insured), because we terminate the policy, or because you've cancelled it for its net cash surrender value, we'll continue the annuity under the same terms but under a separate written agreement. Or you can choose one of the options available upon surrender of the rider.

                        The rider won't have any effect on your policy's loan value.

                        The reserves for this rider will be held in our general account.


                        Pledging, assigning or gifting a policy with a SPIAR may have tax consequences to you. You are advised to consult your tax advisor prior to effecting an assignment, pledge or gift of such a policy. For a discussion of the tax issues associated with use of a SPIAR, see "Tax Considerations", page 35.

--------------------------------------------------------------------------------

                  MORE ABOUT THE POLICY
--------------------------------------------------------------------------------
USING YOUR POLICY
                        OWNERSHIP

                        The policyowner is usually the insured, unless another owner has been named in the application. The policyowner has all rights and options described in the policy.

                        If you, the policyowner, are not also the insured, you may want to name a contingent owner. If you die before the insured, the contingent owner will own your interest in the policy and have all your rights. If you don't name a contingent owner, your estate will own your interest in the policy at your death.

                        If there is more than one policyowner, we will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. Completion of additional forms may be required. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the policy's investment base by telephone if the owner provides the personal identification code as well as the policy number. One policyowner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policyowners are entitled under the policy.


                        CHANGING THE OWNER

                        During your lifetime, you have the right to transfer ownership of the policy. The new owner will have all rights and options described in the policy. The change will be effective as of the day the notice is signed, but will not affect any payment made or action taken by us before receipt of the notice of the change at the Service Center.

                        ASSIGNING THE POLICY AS COLLATERAL

                        You may assign this policy as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment.

                        You must give us satisfactory written notice at the Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

                        NAMING BENEFICIARIES


                        We'll pay the primary beneficiary the proceeds of this policy upon the insured's death. If the primary beneficiary has died, we pay the contingent beneficiary. If no contingent beneficiary is living, we pay the insured's estate.


                        You may name more than one person as primary or contingent beneficiaries. We'll pay proceeds in equal shares to the surviving beneficiary unless the beneficiary designation provides otherwise.

                        You have the right to change beneficiaries during the insured's lifetime unless the primary beneficiary designation has been made irrevocable. If the designation is irrevocable, the primary beneficiary must consent when you exercise certain rights and options under this policy. If you change the beneficiary the change will take effect as of the day the notice is signed, but will not affect any payment made or action taken by us before receipt of the notice of the change at the Service Center.

                        CHANGING THE INSURED

                        Subject to certain requirements, you may request that we change the insured under a policy once each policy year. To do so, we must receive a written request from you and the proposed new insured. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding debt must first be repaid and the policy cannot be collaterally assigned. If the request for change is approved, the insurance on the new insured will take effect on the policy processing date on or next following the date of approval, provided the new insured is still living and the policy is still in effect at that time.

                        The policy will be changed as follows on the effective date:

                            - The issue age will be the new insured's issue age (the new insured's age as of the birthday nearest the policy date).

                            - The guaranteed maximum mortality rates will be those in effect on the policy date for the new insured's issue age, sex and underwriting class.

                            - A charge for changing the insured will be deducted from the policy's investment base on the effective date. The charge will equal $1.50 per $1,000 of face amount with a minimum of $200 and a maximum of $1,500.

                            - The policy's issue date will be the effective date of the change.

                        The face amount or guarantee period may also change on the effective date depending on the new insured's age, sex and underwriting class. We will also determine a new variable insurance amount.

                        MATURITY PROCEEDS

                        The maturity date is the policy anniversary nearest the insured's 100th birthday. On the maturity date, we'll pay you the net cash surrender value provided the insured is still living and the policy is still in effect at that time.

                        HOW WE MAKE PAYMENTS

                        We'll usually pay death benefit proceeds, net cash surrender value on cancellation and loans within seven days after the Service Center receives all the information needed to process the payment.

                        However, we may delay payment if it isn't practical for us to value or dispose of Trust units or Fund shares because:

                            - the New York Stock Exchange is closed for other than a regular holiday or weekend; or

                            -  trading is restricted; or

                            - an emergency exists according to Securities and Exchange Commission ("SEC") rules.

                        We may also delay payment if an SEC order allows us to in order to protect our policyowners.
--------------------------------------------------------------------------------
SOME ADMINISTRATIVE
PROCEDURES
                        Described below are certain of our administrative procedures. We reserve the right to modify them from time to time or to eliminate them. For administrative and tax purposes, we may from time to time require specific forms be completed in order to accomplish certain transactions, including surrenders.

                        SIGNATURE GUARANTEES

                        In order for you to make certain policy transactions and changes, we may require that your signature be guaranteed. Your signature can only be guaranteed by a national bank or trust company (not a savings bank or federal savings and loan association), a member bank of the Federal Reserve System or a member firm of a national securities exchange.

                        Currently, we may require a signature guarantee on:

                            - written requests for cash surrenders or policy loans;


                            -  change of owner;

                            -  multiple owner form; and



                            - telephone authorization forms if not submitted with your application.


                        YOUR PERSONAL IDENTIFICATION CODE

                        We will send you a four digit personal identification code shortly after your policy is placed in force and before the end of the "free look" period. You need to give us this number when you call us at the Service Center to get information about your policy, to make a policy loan (if an authorization is on file), or to make other requests. Your personal identification code will be accompanied by a notice reminding you that your investment base is in the division investing in the Money Reserve Portfolio and that you may change this allocation by calling or writing the Service Center (see "Changing Your Investment Base Allocation", page 18).

                        REALLOCATING YOUR INVESTMENT BASE


                        You can reallocate your investment base either in writing in a form satisfactory to us or by telephone. If you do it by telephone, you must tell us your personal identification code as well as your policy number. We will give you a confirmation number over the telephone and then follow up in writing.


                        REQUESTING A POLICY LOAN


                        A loan may be requested in writing or, if all required forms are on file with us, by telephone. Once we have the authorization, you can call the Service Center, give us your policy number, name and personal identification code, and then tell us how much you want to borrow and from which divisions the loan should be transferred. We will wire the funds to your account at the financial institution named on your authorization. We will usually wire the funds within two working days of receipt of the request.


                        TELEPHONE REQUESTS

                        A telephone request for a policy loan or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. The Insurance Company reserves the right to change or discontinue the telephone transfer procedures.

                        Merrill Lynch Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. Merrill Lynch Life will not be liable for following telephone instructions that it reasonably believes to be genuine.
--------------------------------------------------------------------------------
OTHER POLICY
PROVISIONS
                        IN CASE OF ERRORS ON THE APPLICATION

                        If an age or sex given in the application is wrong, it could mean that the face amount, guarantee period, or any other policy benefit is wrong. We'll pay what the premium would have bought for the correct age or sex assuming the same guarantee period.

                        INCONTESTABILITY

                        We rely on statements made in the applications. Legally, they are considered representations, not warranties. We can contest the validity of a policy if any material misstatements are made in the initial application. We can also contest any amount of death benefit which wouldn't be payable except for the fact that an additional payment was made if any material misstatements are made in the application required with the additional payment.

                        We won't contest the validity of a policy after it has been in effect during the insured's lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after such death benefit has been in effect during the insured's lifetime for two years from the date we received and accepted the payment.

                        PAYMENT IN CASE OF SUICIDE

                        If the insured commits suicide within two years from this policy's issue date, we'll pay only a limited death benefit. The benefit will be equal to the premium paid. If the insured commits suicide within two years of any date we receive and accept an additional payment, any amount of death benefit which wouldn't be payable except for the fact that the additional payment was made will be limited to the amount of the additional payment. The death benefit we will pay will be reduced by any policy debt.

                        POLICY CHANGES -- APPLICABLE TAX LAW

                        For you to receive the tax treatment accorded to life insurance under Federal income tax law, your policy must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. Therefore, to assure this qualification, we have reserved the right to defer acceptance of or to return any additional payments that would cause the policy to fail to qualify as life insurance under applicable tax law as interpreted by us. Further, we reserve the right to make changes in the policy or its riders or to make distributions from the policy to the extent we find it necessary to continue to qualify your policy as life insurance. Any such changes will apply uniformly to all policies that are affected and you will be given advance written notice of such changes.

                        DIVIDENDS

                        Our variable life insurance policies are non-participating. This means that they don't provide for dividends. Investment results under these variable life policies are reflected in benefits.

                        STATE VARIATIONS

                        Certain policy features are subject to state variation. You should read your policy carefully to determine whether any variations apply in the state in which the policy was issued.
--------------------------------------------------------------------------------
INCOME PLANS
                        We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. You may choose one or more income plans at any time during the insured's lifetime. If no plan has been chosen when the insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to such beneficiary to one or more of the plans. You may also choose one or more income plans on cancelling the policy for its net cash surrender value. Our approval is needed for any plan where any income payments would be less than $100. Payments under these plans do not depend on the investment results of a separate account.

                        Income plans are:

                            ANNUITY PLAN

                            An amount can be used to purchase a single premium immediate annuity. Annuity purchase rates will be 3% less than for new annuitants.

                            INCOME FOR A FIXED PERIOD

                            Payments are made in equal installments for up to 30 years.

                            INCOME FOR LIFE


                            Payments are made in equal monthly installments until death of a named person or end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.


                            INTEREST PAYMENT

                            Amounts are left on deposit with us to earn interest of at least 3% per year.

                            INCOME OF A FIXED AMOUNT

                            Payments are made in equal installments until proceeds applied under the option and interest on unpaid balance at not less than 3% per year are exhausted.

                            JOINT LIFE INCOME


                            Payments are made in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, we make full payments. If one dies, we make payments of at least two-thirds of the full amount. Payments end completely when both named persons die.


                        Once in effect, some of the plans may not provide any surrender rights.
--------------------------------------------------------------------------------
GROUP OR SPONSORED
                        For certain group or sponsored arrangements, we may reduce the sales load,
ARRANGEMENTS
                        the first-year administrative expense, the mortality cost and the minimum premium and we may modify our underwriting classifications.

                        Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees on an individual basis.

                        Our costs for sales, administration and mortality generally vary with the size and stability of the group and the reasons the policies are purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

                        We'll make any reductions according to our rules in effect when an application for a policy or additional payment is approved. Our current rules call for reductions resulting in a sales load of not more than 3% of the premium.

                        We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.
--------------------------------------------------------------------------------
LEGAL CONSIDERATIONS
FOR
                        In 1983, the Supreme Court held in Arizona Governing Committee v. Norris
EMPLOYERS
                        that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply to contributions made before that date. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

                        The policy offered by this prospectus is based on mortality tables that distinguish between men and women. As a result, the policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing this policy.

                        Certain states may prohibit the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the life of its residents. (Previously, certain policies issued on the life of a Massachusetts resident were also issued on a unisex basis.) Therefore, policies described in this prospectus to insure residents of Montana (and certain residents of Massachusetts) will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex. Policyowners should consult the policy.
--------------------------------------------------------------------------------
SELLING THE POLICIES
                        The Insurance Company retains MLPF&S under a distribution agreement to act as principal underwriter for the policies described in this prospectus as well as other policies issued through the separate account. MLPF&S also is principal underwriter (distributor) for other registered investment companies, including other separate accounts of the Insurance Company and an affiliated insurance company. It is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers.

                        The Insurance Company has companion sales agreements with MLPF&S and various Merrill Lynch Life Agencies. Under these agreements, applications for the policies are solicited by financial consultants of MLPF&S. The financial consultants are authorized under applicable state regulations to sell variable life insurance as insurance agents.

                        The maximum commission as a percentage of a premium payable to qualified registered representatives will, in no event, exceed 3.5%. In addition, the organizations described above will also receive override payments and may be reimbursed under MLPF&S's expense reimbursement allowance program for portions of expenses incurred.


                        The total amounts paid under the distribution and sales agreements for the Separate Account for the years ended December 31, 1997, December 31, 1996 and December 31, 1995 were $273,924, $634,950, and $677,860, respectively.

--------------------------------------------------------------------------------
ADMINISTRATIVE
SERVICES
                        The Insurance Company and its parent, Merrill Lynch Insurance Group, Inc. ("MLIG") are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to the Insurance Company, including services related to the Separate Account and the policies. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Insurance Company on an allocated cost basis. Charges billed to the Insurance Company by MLIG pursuant to the agreement were $43.0 million for the year ended December 31, 1997.

--------------------------------------------------------------------------------
TAX CONSIDERATIONS
                        DEFINITION OF LIFE INSURANCE

                        In order to qualify as a life insurance contract for Federal tax purposes, this policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code. The
                        Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the policy offered by this prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to this policy.

                        Nevertheless, we believe that the policy offered by this prospectus qualifies as a life insurance contract for Federal tax purposes. This means that:

                            - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code; and

                            - the policyowner should not be considered in constructive receipt of the policy's cash surrender value, including any increases, until actual cancellation of the policy.


                        We have reserved the right to make changes in this policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see "Policy Changes -- Applicable Tax Law", page 32).


                        DIVERSIFICATION

                        Section 817(h) of the Internal Revenue Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements. Each Fund is obligated to comply with the diversification requirements prescribed by the Treasury Department.

                        In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If the policyowner is considered the owner of the assets of the Separate Account, income and gains from the account would be included in the policyowner's gross income.

                        The ownership rights under this policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policyowners were not owners of separate account assets. For example, the owner of this policy has additional flexibility in allocating premiums and cash values. These differences could result in the policyowner being treated as the owner of the assets of the Separate Account. In addition, the Insurance Company does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. We therefore reserve the right to modify this policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account.

                        POLICY LOANS

                        Under current law policy loans are considered indebtedness of a policyowner and no part of a loan constitutes income to an owner. However, any interest paid on policy loans for single premium policies will not be tax-deductible.

                        TAX TREATMENT OF POLICY LOANS AND OTHER DISTRIBUTIONS

                        Federal Tax Laws establishes a class of life insurance policies referred to as modified endowment contracts. A modified endowment contract is any contract which satisfies the definition of life insurance set forth in
                        Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid modified endowment contract treatment.

                        Loans from, as well as collateral assignments of, modified endowment contracts will be treated as distributions to the policyowner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the policy immediately before the distribution.

                        The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from modified endowment contracts to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

                        These provisions apply to policies entered into on or after June 21, 1988. However, a policy that is not originally classified as a modified endowment contract can become so classified if a material change is made in the policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional premium payments. You may choose not to exercise this right in order to preserve your policy's current tax treatment.

                        If you do preserve your policy's current tax treatment, policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the policy.

                        Any policy received in exchange for a modified endowment contract is considered a modified endowment contract.

                        If there is any borrowing against your policy, whether a modified endowment contract or not, the interest paid on loans is not tax deductible.

                        AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

                        In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a policy that is treated as a modified endowment contract, a special "aggregation" requirement may apply for purposes of determining the amount of the "income on the contract." Specifically, if the Insurance Company or any of its affiliates issue to the same policyowner more than one modified endowment contract during a calendar year, then for purposes of measuring the "income on the contract" with respect to a distribution from any of those contracts, the "income on the contract" for all such contracts will be aggregated and attributed to that distribution.

                        TAXATION OF SINGLE PREMIUM IMMEDIATE ANNUITY RIDER

                        If a SPIAR was added to the policy at issue to make the payments on the policy, a portion of each payment from the annuity will be includible in income for federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by the Insurance Company under the annuity.

                        If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by the Insurance Company, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.

                        Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

                        Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policyowners or beneficiary.

                        The SPIAR does not exist independently of a policy. Accordingly, there are tax consequences if a policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the policy.

                        OTHER TRANSACTIONS

                        Changing the owner or the insured may have tax consequences. Exchanging this policy for another involving the same insured will have no tax consequences if there is no policy debt and no cash or other property is received, according to Section 1035(a)(1) of the Internal Revenue Code. In addition, exchanging this policy for more than one policy, or exchanging this policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a modified endowment contract. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.

                        In addition, the policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

                        OTHER TAXES

                        Federal estate and state and local estate, inheritance and other taxes depend upon your or the beneficiary's specific situation.


                        OWNERSHIP OF POLICIES BY NON-NATURAL PERSONS. The above discussion of the tax consequences arising from the purchase, ownership, and transfer of a policy has assumed that the owner of the policy consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans.



                        In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business should consult a tax advisor regarding possible tax consequences associated with a policy prior to the acquisition of this policy and also before entering into any subsequent changes to or transactions under this policy.



                        POSSIBLE CHANGES IN TAXATION. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policies could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the policies. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the policy.


                        Merrill Lynch Life does not make any guarantee regarding the tax status of any policy or any transaction regarding the policy.

                        THE ABOVE DISCUSSION IS NOT INTENDED AS TAX ADVICE. FOR TAX ADVICE YOU SHOULD CONSULT A COMPETENT TAX ADVISOR. ALTHOUGH OUR TAX DISCUSSION IS BASED ON OUR UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED, WE CAN'T GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

--------------------------------------------------------------------------------
THE INSURANCE
COMPANY'S
                        FEDERAL INCOME TAXES
INCOME TAXES
                        We don't expect to incur any Federal income tax liability that would be chargeable to the Separate Account. As a result, no charges for Federal income taxes are currently deducted from the Separate Account.

                        Changes in Federal tax treatment of variable life insurance or in the Insurance Company's tax status may mean that we will have to pay Federal income taxes chargeable to the Separate Account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.

                        Tax charges, if they were imposed, won't apply to policies issued in connection with qualified pension arrangements.

                        STATE AND LOCAL INCOME TAXES

                        Under current laws, we may incur state and local income taxes (in addition to premium taxes) in several states, although these taxes are not significant. If the amount of these taxes changes substantially, we may make charges to the Separate Account.
--------------------------------------------------------------------------------
REINSURANCE
                        We have reinsured some of the risks we assumed under the policies.
--------------------------------------------------------------------------------

                  MORE ABOUT THE SEPARATE ACCOUNT AND ITS DIVISIONS
--------------------------------------------------------------------------------
ABOUT THE SEPARATE
ACCOUNT
                        The Separate Account is registered with the SEC under the Investment Company Act of 1940 as an investment company. This registration does not involve any SEC supervision of our management or the management of the Separate Account. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.
--------------------------------------------------------------------------------
CHANGES WITHIN THE
SEPARATE
                        We may from time to time make additional investment divisions available to
ACCOUNT
                        you. These divisions will invest in investment portfolios we find suitable for the policies. We also have the right to eliminate investment divisions from the Separate Account, to combine two or more investment divisions, or to substitute a new portfolio for the portfolio in which an investment division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the policies. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. We would get prior approval from the insurance department of our state of domicile before making such a substitution. This approval process is on file with the insurance department of the jurisdiction in which this policy is delivered. We would also get prior approval from the SEC and any other required approvals before making such a substitution.

                        We reserve the right to transfer assets of the Separate Account, which we determine to be associated with the class of policies to which your policy belongs, to another separate account.

                        When permitted by law, we reserve the right to:

                            - deregister the Separate Account under the Investment Company Act of 1940;

                            - operate the Separate Account as a management company under the Investment Company Act of 1940;

                            - restrict or eliminate any voting rights of policyowners, or other persons who have voting rights as to the Separate Account; and

                            - combine the Separate Account with other separate accounts.

                        RIGHT TO EXCHANGE POLICY

                        Policyowners may exchange their policies for a policy with benefits that do not vary with the investment results of a Separate Account if:

                            - there is a change in an investment adviser of any portfolio; or

                            - there is a material change in the investment objectives or restrictions of any portfolio in which the investment divisions invest.

                        We will notify you if there is any such change. You will be able to exchange your policy within 60 days after our notice or the effective date of the change, whichever is later. No evidence of insurability is required on exchange.
--------------------------------------------------------------------------------
NET RATE OF RETURN FOR
AN
                        Each investment division has a distinct unit value (also referred to as "price" or
INVESTMENT DIVISION
                        "separate account index" in reports furnished to the policyowner by the Insurance Company). When payments or other amounts are allocated to an investment division, a number of units are purchased based on the value of a unit of the investment division as of the end of the valuation period during which the allocation is made. When amounts are transferred out of, or deducted from, an investment division, units are redeemed in a similar manner. A valuation period is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange is open or there's enough trading in portfolio securities to materially affect the net asset value of an investment division. For each investment division, the separate account index was initially set at $10.00. The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period. The Insurance Company determines the net rate of return of an investment division at the end of each valuation period. The net rate of return reflects the investment performance of the division for the valuation period and is net of the charges to the Separate Account described above.

                        For divisions investing in the Funds, shares are valued at net asset value and we consider any dividends or capital gains distributions declared by the Funds.

                        For divisions investing in the Trusts, units of each Trust will be valued at the sponsor's repurchase price, as explained in the prospectus for the Trusts.
--------------------------------------------------------------------------------
THE FUNDS
                        BUYING AND REDEEMING SHARES

                        The Funds sell and redeem shares at net asset value. We redeem shares to pay benefits and make reallocations. Any dividend or capital gain distribution will be reinvested at net asset value in shares of the same portfolio.

                        VOTING RIGHTS

                        We will vote Funds shares according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we're permitted to vote the shares of the Funds in our own right, we may decide to do so.

                        We determine the number of shares that you have in an investment division by dividing a policy's investment base in that division by the net asset value of one share of the portfolio. Fractional votes will be counted.

                        We will determine the number of shares you can instruct us to vote 90 days or less before the Funds meeting. We will ask you for voting instructions by mail at least 14 days before the meeting.

                        If we don't get your instructions in time, we'll vote the shares in the same proportion as the instructions received for all policies (including those received from other types of policies we issue through the Separate Account) in that investment division. We'll also vote shares we hold in the Separate Account which are not attributable to policyowners in the same proportion.

                        Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory contract.

                        We may also disregard instructions to vote for changes initiated by an owner in the investment policy or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it was:

                            -  contrary to state law;

                            -  prohibited by state regulatory authorities; or

                            - decided by us that the change would result in overly speculative or unsound investments.

                        If we disregard voting instructions, we'll include a summary of our actions in the next semiannual report.

                        ADMINISTRATION SERVICES ARRANGEMENTS

                        MLAM has entered into an agreement with MLIG, with respect to administration services for the Series Fund and the Variable Series Funds in connection with the policies and other variable life insurance and variable annuity contracts issued by the Insurance Company. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM attributable to variable contracts issued by the Insurance Company.

                        AIM V.I. Funds has entered into an Administrative Services Agreement with AIM, pursuant to which AIM has agreed to provide certain accounting and other administrative services to the AIM V.I. Funds, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the AIM V.I. Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services. AIM has entered into an agreement with the Insurance Company with respect to administrative services for the AIM V.I. Funds in connection with the Policies. Under this agreement, AIM pays compensation to the Insurance Company in an amount equal to a percentage of the average net assets of the AIM V.I. Funds attributable to the Policies.

                        Alliance Fund Distributors, Inc. ("AFD"), an affiliate of Alliance, has entered into an agreement with the Insurance Company with respect to administrative services for the Alliance Fund in connection with the Policies. Under this agreement, AFD pays compensation to the Insurance Company in an amount equal to a percentage of the average net assets of the Alliance Fund attributable to the Policies.

                        MFS has entered into an agreement with MLIG with respect to administrative services for the MFS Trust in connection with the Policies and certain policies issued by ML Life Insurance Company of New York. Under this agreement, MFS pays compensation to MLIG in an amount equal to a percentage of the average net assets of the MFS Trust attributable to such policies.
--------------------------------------------------------------------------------
RESOLVING MATERIAL
CONFLICTS
                        Shares of the Series Fund are available for investment by other Merrill Lynch insurance companies and Monarch. Shares of the Variable Series Funds, the AIM V.I. Funds, the Alliance Fund, and the MFS Trust are sold to separate accounts of other Merrill Lynch insurance companies, and insurance companies not affiliated with Merrill Lynch Life or Merrill Lynch & Co., Inc. to fund benefits under variable life insurance and variable annuity contracts, and may be sold to certain qualified plans. It is possible that differences might arise between our Separate Account and one or more separate accounts of the other insurance companies which invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts". Such a "material conflict" could also arise due to changes in the law (such as state insurance law or federal tax law) which affect these different variable life insurance separate accounts. It could also arise by reason of differences in voting instructions from our policyowners and those of the other insurance companies, or for other reasons. We will monitor events so we can identify how to respond to such conflicts. If such a conflict occurs, we may be required to eliminate one or more divisions of the Separate Account which invest in the Funds or substitute a new portfolio for a portfolio in which a division invests. In responding to any conflict, we will take the action which we believe necessary to protect our policyowners, consistent with applicable legal requirements.
--------------------------------------------------------------------------------
THE TRUSTS

                        The 15 Trusts:



  TRUST        MATURITY DATE
---------  ---------------------
1999           February 15, 1999
2000           February 15, 2000
2001           February 15, 2001
2002           February 15, 2002
2003             August 15, 2003
2004           February 15, 2004
2005           February 15, 2005
2006           February 15, 2006
2007           February 15, 2007
2008           February 15, 2008
2009           February 15, 2009
2010           February 15, 2010
2011           February 15, 2011
2013           February 15, 2013
2014           February 15, 2014

                        TARGETED RATE OF RETURN TO MATURITY


                        From time to time, we may calculate a targeted rate of return to maturity for an investment division investing in a Trust. Because the underlying securities in the Trusts will grow to their face value on the maturity date, it is possible to determine a compound rate of growth to maturity for the Trust units. But because the units are held in the Separate Account the asset charges described in "Charges to the Separate Account" on page 21, must be taken into account in determining a net return. The net rate of return to maturity depends on the compound rate of growth adjusted for these charges. It does not, however, represent the actual return on a premium we might receive under the policy on that date, since it does not reflect the charges deducted from a policy's investment base described in "Charges Deducted from Your Investment Base" on page 19.


                        Since the value of the Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity and the net rate of return to maturity will vary correspondingly.
--------------------------------------------------------------------------------

                  ILLUSTRATIONS
--------------------------------------------------------------------------------

ILLUSTRATIONS OF DEATH
BENEFITS,
                        The tables on pages 45 through 49 demonstrate the way in which your policy
INVESTMENT BASE, CASH works. The tables are based on the following ages, face amounts, premiums
SURRENDER VALUES AND and guarantee periods.

ACCUMULATED PREMIUMS

                        1. The illustration on page 45 is for a policy issued to a male age five in the standard-simplified underwriting class with a single premium of $5,000, a face amount of $40,057 and a guarantee period for life.



                           2. The illustration on page 46 is for a policy issued to a male age forty in the standard-simplified underwriting class with a single premium of $10,000, a face amount of $28,477 and a guarantee period for life.



                           3. The illustration on page 47 is for a policy issued to a male age fifty-five in the standard-simplified underwriting class with a single premium of $10,000, a face amount of $18,386 and a guarantee period for life.



                           4. The illustration on page 48 is for a policy issued to a female age sixty-five in the standard-simplified underwriting class with a single premium of $10,000, a face amount of $16,308 and a guarantee period for life.



                           5. The illustration on page 49 is for a policy issued to a male age forty in the standard-simplified underwriting class with a single premium of $10,000, a face amount of $123,712 and a guarantee period of 15 years. This illustration also demonstrates the effects of additional payments.


                        The tables show how the death benefit, investment base and cash surrender value may vary over an extended period of time assuming hypothetical rates of return (I.E., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 4%, 8% and 12%.

                        The death benefit, investment base and cash surrender value for your policy would be different from those shown if the actual rates of return averaged 0%, 4%, 8% and 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

                        The amounts shown for the death benefit, investment base and cash surrender value as of the end of each policy year take into account the daily charge for mortality, expense and guaranteed benefits risks in the Separate Account equivalent to an effective annual charge of .60% at the beginning of the year.


                        The amounts shown in the tables also assume an additional charge of .52%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1997 expenses (including the monthly advisory fees) for the Funds and the current trust charge. This charge also reflects expense reimbursements made in 1997 to certain portfolios by the investment adviser to the respective portfolio. These reimbursements amounted to .17%, and .09%, of the average daily net assets of the Developing Capital Markets Focus Fund, and the Natural Resources Portfolio, respectively. (See "Charges to Series Fund Assets", "Charges to Variable Series Funds Assets", "Charges to Alliance Fund Assets" and "Charges to MFS Trust Assets", pages 21-22.) The actual charge under a policy for Fund expenses and the trust charge will depend on the actual allocation of your investment base and may be higher or lower depending on how your investment base is allocated.


                        Taking into account the .60% charge for mortality, expense and guaranteed benefits risks in the Separate Account and the .52% charge described above, the gross annual rates of investment return of 0%, 4%, 8% and 12% correspond to net annual rates of -1.12%, 2.86%, 6.84% and 10.81%, respectively. The gross returns are before any deductions and should not be compared to rates which are after deduction of charges.

                        The hypothetical returns shown on the tables are without any Insurance Company income tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 4%, 8% and 12%, the portfolio would have to earn a sufficient amount in excess of 0% or 4% or 8% or 12% to cover any tax charges.

                        The second column of the tables shows the amount which would accumulate if an amount equal to the single premium were invested to earn interest (after taxes) at 5% compounded annually.

                        We'll furnish upon request a personalized illustration reflecting the proposed insured's age, face amount and the premium amounts requested. The illustration will also use current mortality rates and will assume that the proposed insured is in a standard underwriting class. In addition, if a purchase is made, a personalized illustration will be included at the delivery of a policy reflecting the insured's actual underwriting class.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                MALE ISSUE AGE 5
        $5,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
               FACE AMOUNT: $40,057    GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                             TOTAL                        END OF YEAR
                                                           PREMIUMS                    DEATH BENEFIT (2)
                                                           PAID PLUS        ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                                        INTEREST AT 5%            ANNUAL INVESTMENT RETURN OF
                                                              AS         ----------------------------------------------
END OF POLICY YEAR                       PAYMENTS (1)   OF END OF YEAR      0%         4%          8%          12%
---------------------------------------  -------------  ---------------  ---------  ---------  ----------  ------------
 1.....................................    $   5,000       $   5,250     $  40,057  $  40,057  $   41,352  $     43,005
 2.....................................            0           5,513        40,057     40,057      42,658        46,106
 3.....................................            0           5,788        40,057     40,057      43,975        49,373
 4.....................................            0           6,078        40,057     40,057      45,306        52,819
 5.....................................            0           6,381        40,057     40,057      46,651        56,456
 6.....................................            0           6,700        40,057     40,057      48,012        60,299
 7.....................................            0           7,036        40,057     40,057      49,391        64,364
 8.....................................            0           7,387        40,057     40,057      50,790        68,667
 9.....................................            0           7,757        40,057     40,057      52,210        73,226
10.....................................            0           8,144        40,057     40,057      53,652        78,059
15.....................................            0          10,395        40,057     40,057      61,399       107,295
20.....................................            0          13,266        40,057     40,057      70,264       147,474
30.....................................            0          21,610        40,057     40,057      91,997       278,466
60.....................................            0          93,396        40,057     40,057     206,625     1,877,548

                                                                                                  END OF YEAR
                                                         END OF YEAR                        CASH SURRENDER VALUE (2)
                                                     INVESTMENT BASE (2)                  ASSUMING HYPOTHETICAL GROSS
                                           ASSUMING HYPOTHETICAL GROSS (AFTER TAX)                (AFTER TAX)
                                                 ANNUAL INVESTMENT RETURN OF              ANNUAL INVESTMENT RETURN OF
                                        ----------------------------------------------  --------------------------------
END OF POLICY YEAR                         0%         4%          8%          12%          0%         4%          8%
--------------------------------------  ---------  ---------  ----------  ------------  ---------  ---------  ----------
 1....................................  $   4,851  $   5,049  $    5,246  $      5,443  $   4,536  $   4,734  $    4,931
 2....................................      4,706      5,101       5,509         5,932      4,426      4,821       5,229
 3....................................      4,563      5,157       5,790         6,471      4,318      4,912       5,545
 4....................................      4,424      5,215       6,090         7,065      4,214      5,005       5,880
 5....................................      4,288      5,277       6,411         7,722      4,113      5,102       6,236
 6....................................      4,154      5,341       6,752         8,444      4,014      5,201       6,612
 7....................................      4,020      5,405       7,113         9,238      3,915      5,300       7,008
 8....................................      3,886      5,469       7,494        10,107      3,816      5,399       7,424
 9....................................      3,747      5,529       7,892        11,055      3,712      5,494       7,857
10....................................      3,605      5,586       8,308        12,087      3,605      5,586       8,308
15....................................      3,018      6,005      10,896        19,041      3,018      6,005      10,896
20....................................      2,437      6,456      14,345        30,109      2,437      6,456      14,345
30....................................      1,441      7,663      25,624        77,562      1,441      7,663      25,624
60....................................          0      8,833     133,006     1,208,593          0      8,833     133,006


END OF POLICY YEAR                          12%
--------------------------------------  ------------
 1....................................  $      5,128
 2....................................         5,652
 3....................................         6,226
 4....................................         6,855
 5....................................         7,547
 6....................................         8,304
 7....................................         9,133
 8....................................        10,037
 9....................................        11,020
10....................................        12,087
15....................................        19,041
20....................................        30,109
30....................................        77,562
60....................................     1,208,593

------------------------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 40
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
               FACE AMOUNT: $28,477    GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                               TOTAL                       END OF YEAR
                                                             PREMIUMS                   DEATH BENEFIT (2)
                                                             PAID PLUS       ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                                          INTEREST AT 5%           ANNUAL INVESTMENT RETURN OF
                                                                AS         -------------------------------------------
END OF POLICY YEAR                          PAYMENTS (1)  OF END OF YEAR      0%         4%         8%         12%
------------------------------------------  ------------  ---------------  ---------  ---------  ---------  ----------
 1........................................   $   10,000      $  10,500     $  28,477  $  28,477  $  29,397  $   30,570
 2........................................            0         11,025        28,477     28,477     30,323      32,772
 3........................................            0         11,576        28,477     28,477     31,258      35,091
 4........................................            0         12,155        28,477     28,477     32,203      37,537
 5........................................            0         12,763        28,477     28,477     33,158      40,120
 6........................................            0         13,401        28,477     28,477     34,125      42,850
 7........................................            0         14,071        28,477     28,477     35,104      45,738
 8........................................            0         14,775        28,477     28,477     36,098      48,796
 9........................................            0         15,513        28,477     28,477     37,107      52,035
10........................................            0         16,289        28,477     28,477     38,132      55,469
15........................................            0         20,789        28,477     28,477     43,638      76,244
20........................................            0         26,533        28,477     28,477     49,942     104,816
25........................................            0         33,864        28,477     28,477     57,162     144,124
30........................................            0         43,219        28,477     28,477     65,433     198,218

                                                            END OF YEAR                                  END OF YEAR
                                                        INVESTMENT BASE (2)                       CASH SURRENDER VALUE (2)
                                              ASSUMING HYPOTHETICAL GROSS (AFTER TAX)      ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                                    ANNUAL INVESTMENT RETURN OF                  ANNUAL INVESTMENT RETURN OF
                                            -------------------------------------------  -------------------------------------------
END OF POLICY YEAR                             0%         4%         8%         12%         0%         4%         8%         12%
------------------------------------------  ---------  ---------  ---------  ----------  ---------  ---------  ---------  ----------
 1........................................  $   9,744  $  10,140  $  10,536  $   10,931  $   9,114  $   9,510  $   9,906  $   10,301
 2........................................      9,485     10,279     11,100      11,951      8,925      9,719     10,540      11,391
 3........................................      9,223     10,416     11,694      13,067      8,733      9,926     11,204      12,577
 4........................................      8,959     10,551     12,318      14,290      8,539     10,131     11,898      13,870
 5........................................      8,691     10,684     12,976      15,627      8,341     10,334     12,626      15,277
 6........................................      8,420     10,813     13,666      17,089      8,140     10,533     13,386      16,809
 7........................................      8,146     10,941     14,393      18,689      7,936     10,731     14,183      18,479
 8........................................      7,868     11,065     15,157      20,439      7,728     10,925     15,017      20,299
 9........................................      7,587     11,186     15,960      22,353      7,517     11,116     15,890      22,283
10........................................      7,301     11,303     16,804      24,444      7,301     11,303     16,804      24,444
15........................................      6,133     12,172     22,073      38,566      6,133     12,172     22,073      38,566
20........................................      4,746     12,864     28,665      60,160      4,746     12,864     28,665      60,160
25........................................      3,102     13,296     36,796      92,774      3,102     13,296     36,796      92,774
30........................................      1,121     13,324     46,566     141,065      1,121     13,324     46,566     141,065

------------------------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 55
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
               FACE AMOUNT: $18,386    GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                           TOTAL                       END OF YEAR
                                                         PREMIUMS                   DEATH BENEFIT (2)
                                                         PAID PLUS             ASSUMING HYPOTHETICAL GROSS
                                                      INTEREST AT 5%           ANNUAL INVESTMENT RETURN OF
                                                            AS         -------------------------------------------
POLICY YEAR                             PAYMENTS (1)  OF END OF YEAR      0%         4%         8%         12%
--------------------------------------  ------------  ---------------  ---------  ---------  ---------  ----------
 1....................................   $   10,000      $  10,500     $  18,386  $  18,386  $  18,980  $   19,739
 2....................................            0         11,025        18,386     18,386     19,580      21,163
 3....................................            0         11,576        18,386     18,386     20,185      22,664
 4....................................            0         12,155        18,386     18,386     20,797      24,248
 5....................................            0         12,763        18,386     18,386     21,416      25,921
 6....................................            0         13,401        18,386     18,386     22,042      27,689
 7....................................            0         14,071        18,386     18,386     22,677      29,560
 8....................................            0         14,775        18,386     18,386     23,321      31,541
 9....................................            0         15,513        18,386     18,386     23,974      33,639
10....................................            0         16,289        18,386     18,386     24,638      35,864
15....................................            0         20,789        18,386     18,386     28,203      49,324
20....................................            0         26,533        18,386     18,386     32,286      67,852
30....................................            0         43,219        18,386     18,386     42,327     128,506

                                                        END OF YEAR                                  END OF YEAR
                                                    INVESTMENT BASE (2)                       CASH SURRENDER VALUE (2)
                                                ASSUMING HYPOTHETICAL GROSS                  ASSUMING HYPOTHETICAL GROSS
                                                ANNUAL INVESTMENT RETURN OF                  ANNUAL INVESTMENT RETURN OF
                                        -------------------------------------------  -------------------------------------------
POLICY YEAR                                0%         4%         8%         12%         0%         4%         8%         12%
--------------------------------------  ---------  ---------  ---------  ----------  ---------  ---------  ---------  ----------
 1....................................  $   9,695  $  10,091  $  10,486  $   10,879  $   9,065  $   9,461  $   9,856  $   10,249
 2....................................      9,386     10,177     10,991      11,835      8,826      9,617     10,431      11,275
 3....................................      9,073     10,257     11,519      12,874      8,583      9,767     11,029      12,384
 4....................................      8,755     10,331     12,069      14,002      8,335      9,911     11,649      13,582
 5....................................      8,432     10,400     12,642      15,227      8,082     10,050     12,292      14,877
 6....................................      8,106     10,462     13,238      16,558      7,826     10,182     12,958      16,278
 7....................................      7,773     10,517     13,859      18,001      7,563     10,307     13,649      17,791
 8....................................      7,434     10,563     14,503      19,565      7,294     10,423     14,363      19,425
 9....................................      7,089     10,599     15,170      21,257      7,019     10,529     15,100      21,187
10....................................      6,736     10,625     15,860      23,086      6,736     10,625     15,860      23,086
15....................................      5,198     10,953     20,071      35,102      5,198     10,953     20,071      35,102
20....................................      3,435     10,992     25,037      52,618      3,435     10,992     25,037      52,618
30....................................          0      9,827     37,059     112,514          0      9,827     37,059     112,514

------------------------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              FEMALE ISSUE AGE 65
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
               FACE AMOUNT: $16,308    GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                              TOTAL                      END OF YEAR
                                                            PREMIUMS                  DEATH BENEFIT (2)
                                                            PAID PLUS            ASSUMING HYPOTHETICAL GROSS
                                                         INTEREST AT 5%          ANNUAL INVESTMENT RETURN OF
                                                               AS         ------------------------------------------
POLICY YEAR                                PAYMENTS (1)  OF END OF YEAR      0%         4%         8%         12%
-----------------------------------------  ------------  ---------------  ---------  ---------  ---------  ---------
 1.......................................   $   10,000      $  10,500     $  16,308  $  16,308  $  16,836  $  17,509
 2.......................................            0         11,025        16,308     16,308     17,368     18,773
 3.......................................            0         11,576        16,308     16,308     17,905     20,105
 4.......................................            0         12,155        16,308     16,308     18,448     21,511
 5.......................................            0         12,763        16,308     16,308     18,997     22,995
 6.......................................            0         13,401        16,308     16,308     19,553     24,564
 7.......................................            0         14,071        16,308     16,308     20,116     26,224
 8.......................................            0         14,775        16,308     16,308     20,688     27,981
 9.......................................            0         15,513        16,308     16,308     21,268     29,843
10.......................................            0         16,289        16,308     16,308     21,857     31,817
15.......................................            0         20,789        16,308     16,308     25,020     43,764
20.......................................            0         26,533        16,308     16,308     28,645     60,214

                                                          END OF YEAR                                 END OF YEAR
                                                      INVESTMENT BASE (2)                       CASH SURRENDER VALUE (2)
                                                  ASSUMING HYPOTHETICAL GROSS                 ASSUMING HYPOTHETICAL GROSS
                                                  ANNUAL INVESTMENT RETURN OF                 ANNUAL INVESTMENT RETURN OF
                                           ------------------------------------------  ------------------------------------------
POLICY YEAR                                   0%         4%         8%         12%        0%         4%         8%         12%
-----------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 1.......................................  $   9,686  $  10,082  $  10,476  $  10,870  $   9,056  $   9,452  $   9,846  $  10,240
 2.......................................      9,368     10,158     10,971     11,814      8,808      9,598     10,411     11,254
 3.......................................      9,046     10,229     11,488     12,839      8,556      9,739     10,998     12,349
 4.......................................      8,722     10,296     12,028     13,955      8,302      9,876     11,608     13,535
 5.......................................      8,396     10,359     12,593     15,170      8,046     10,009     12,243     14,820
 6.......................................      8,066     10,417     13,183     16,490      7,786     10,137     12,903     16,210
 7.......................................      7,733     10,469     13,798     17,923      7,523     10,259     13,588     17,713
 8.......................................      7,392     10,511     14,435     19,474      7,252     10,371     14,295     19,334
 9.......................................      7,043     10,543     15,092     21,149      6,973     10,473     15,022     21,079
10.......................................      6,684     10,560     15,768     22,953      6,684     10,560     15,768     22,953
15.......................................      5,074     10,796     19,815     34,659      5,074     10,796     19,815     34,659
20.......................................      3,198     10,680     24,447     51,389      3,198     10,680     24,447     51,389

------------------------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                               MALE ISSUE AGE 40
        $10,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK
          FACE AMOUNT: $123,712    GUARANTEE PERIOD AT ISSUE: 15 YEARS
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                  TOTAL                   DEATH BENEFIT(1)(2)
                                                PREMIUMS             HYPOTHETICAL GROSS (AFTER TAX)
                                                PAID PLUS             ANNUAL INVESTMENT RETURN OF
                                               INTEREST AT   ----------------------------------------------
END OF POLICY YEAR                 PAYMENTS        5%            0%          4%          8%         12%
---------------------------------  ---------  -------------  ----------  ----------  ----------  ----------
 1...............................  $  10,000   $    10,500   $  123,712  $  123,712  $  123,712  $  123,712
 2...............................      1,500        12,600      123,712     123,712     123,712     123,712
 3...............................      1,500        14,805      123,712     123,712     123,712     123,712
 4...............................      1,500        17,120      123,712     123,712     123,712     123,712
 5...............................      1,500        19,551      123,712     123,712     123,712     123,712
 6...............................      1,500        22,104      123,712     123,712     123,712     123,712
 7...............................      1,500        24,784      123,712     123,712     123,712     123,712
 8...............................      1,500        27,598      123,712     123,712     123,712     123,712
 9...............................      1,500        30,553      123,712     123,712     123,712     123,712
10...............................      1,500        33,656      123,712     123,712     123,712     123,712
15...............................      1,500        51,657      123,712     123,712     123,712     140,284
20...............................      1,500        74,632      123,712     123,712     123,712     209,583
25...............................      1,500       103,954      123,712     123,712     133,743     302,992
30...............................          0       132,675       *          123,712     153,244     416,978

                                                 INVESTMENT BASE                                  CASH VALUE
                                     ASSUMING HYPOTHETICAL GROSS (AFTER TAX)       ASSUMING HYPOTHETICAL GROSS (AFTER TAX)
                                           ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
                                   --------------------------------------------  --------------------------------------------
END OF POLICY YEAR                    0%         4%          8%         12%         0%         4%          8%         12%
---------------------------------  ---------  ---------  ----------  ----------  ---------  ---------  ----------  ----------
 1...............................  $   9,370  $   9,760  $   10,152  $   10,544  $   8,740  $   9,130  $    9,522  $    9,914
 2...............................     10,183     11,010      11,870      12,763      9,535     10,362      11,223      12,115
 3...............................     10,942     12,250      13,663      15,182     10,287     11,594      13,007      14,526
 4...............................     11,646     13,477      15,532      17,819     10,992     12,823      14,878      17,165
 5...............................     12,290     14,687      17,480      20,699     11,648     14,045      16,837      20,056
 6...............................     12,874     15,878      19,511      23,845     12,252     15,257      18,889      23,224
 7...............................     13,398     17,049      21,632      27,294     12,808     16,459      21,042      26,703
 8...............................     13,861     18,198      23,849      31,078     13,312     17,649      23,300      30,528
 9...............................     14,265     19,326      26,172      35,241     13,766     18,827      25,673      34,742
10...............................     14,600     20,420      28,598      39,820     14,161     19,981      28,160      39,382
15...............................     15,533     25,650      43,011      71,399     15,094     25,211      42,572      70,960
20...............................     14,079     29,120      61,570     120,730     13,640     28,681      61,131     120,292
25...............................      9,209     29,306      86,531     195,478      8,770     28,868      86,092     195,040
30...............................      *         13,517     109,157     296,849      *         13,420     109,060     296,752

------------------------

(1) All payments are illustrated as if made at the beginning of the policy year.

(2) Assumes no policy loan has been made.

 *  Additional payment will be required to prevent policy termination.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE INSURANCE COMPANY OR THE FUNDS OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                  MORE ABOUT THE INSURANCE COMPANY
--------------------------------------------------------------------------------
MANAGEMENT
                        The Insurance Company's directors and executive officers and their positions with the Insurance Company are as follows:

                                                NAME                                      POSITION HELD
                                      -------------------------  ---------------------------------------------------------------
                                      Anthony J. Vespa           Chairman of the Board, President and Chief Executive Officer
                                      Joseph E. Crowne, Jr.      Director, Senior Vice President, Chief Financial Officer, Chief
                                                                 Actuary, and Treasurer
                                      Barry G. Skolnick          Director, Senior Vice President, General Counsel and Secretary
                                      David M. Dunford           Director, Senior Vice President, and Chief Investment Officer
                                      Gail R. Farkas             Director and Senior Vice President
                                      Robert J. Boucher          Senior Vice President, Variable Life Administration

                        Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Each has held various executive positions with insurance company subsidiaries of the Insurance Company's indirect parent, Merrill Lynch & Co., Inc. The principal positions of the Insurance Company's directors and executive officers for the past five years are listed below:

                        Mr. Vespa joined the Insurance Company in January 1994. Since February 1994, he has held the position of Senior Vice President of MLPF&S. From February 1991 to February 1994, he held the position of District Director and First Vice President of MLPF&S.

                        Mr. Crowne joined the Insurance Company in June 1991.


                        Mr. Skolnick joined the Insurance Company in November 1990. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc. and First Vice President and Assistant General Counsel of MLPF&S.


                        Mr. Dunford joined the Insurance Company in July 1990.

                        Ms. Farkas joined the Insurance Company in August 1995. Prior to August 1995, she held the position of Director of Market Planning of MLPF&S.

                        Mr. Boucher joined the Insurance Company in May 1992.

                        No shares of the Insurance Company are owned by any of its officers or directors, as it is a wholly owned subsidiary of MLIG. The officers and directors of the Insurance Company, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.
--------------------------------------------------------------------------------
STATE REGULATION
                        We're regulated and supervised by the Insurance Department of the State of Arkansas (the "Insurance Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering our operations for the preceding year and its financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We're also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable life insurance policies offered by this Prospectus have been approved by the Insurance Department of the State of Arkansas and in other jurisdictions.
--------------------------------------------------------------------------------
REGISTRATION STATEMENT
                        We have filed a Registration Statement under the Securities Act 1933 with the Securities and Exchange Commission ("SEC") relating to the offering described in this Prospectus. This Prospectus does not include all the information in the Registration Statement. We have omitted certain portions according to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.
--------------------------------------------------------------------------------

YEAR 2000


                        Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Separate Account could be adversely affected if the computer systems used by us or the other service providers do not properly address this problem prior to January 1, 2000. Merrill Lynch & Co., Inc. has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. Currently, we do not anticipate that the transition to the 21st century will have any material impact on our ability to continue to service the policies at current levels. In addition, we have sought assurances from the other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and we will continue to monitor the situation. At this time, however, no assurance can be given that the other service providers have anticipated every step necessary to avoid any adverse effect on the Separate Account attributable to the Year 2000 Problem.

--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
                        As an insurance company, we are ordinarily involved in various kinds of routine litigation that in our judgment is not of material importance in relation to our total assets.
--------------------------------------------------------------------------------
LEGAL MATTERS
                        The legal validity of the policies described in this Prospectus has been passed on by Barry G. Skolnick, Senior Vice President General Counsel and Secretary of the Insurance Company.
--------------------------------------------------------------------------------
EXPERTS

                        The financial statements of the Insurance Company as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and of the Separate Account as of December 31, 1997 and for the periods presented, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1433.

                        Actuarial matters included in this Prospectus have been examined by Joseph E. Crowne, Jr., F.S.A., Chief Actuary and Chief Financial Officer of the Insurance Company, as stated in his opinion filed as an exhibit to the Registration Statement.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
                        The financial statements of the Insurance Company, included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of the Insurance Company to meet its obligations under the policies.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Merrill Lynch Life Insurance Company:

We have audited the accompanying statement of net assets of Merrill Lynch Life Variable Life Separate Account II (the "Account") as of December 31, 1997 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of Merrill Lynch Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund and unit investment trust securities owned at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1997 and the results of its operations and the changes in its net assets for the above periods in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules included herein are presented for the purpose of additional analysis and are not a required part of the basic financial statements. These schedules are the responsibility of the Company's management. Such schedules have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.






January 30, 1998

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 1997

ASSETS:                                                                    Cost                 Shares             Market Value
                                                                  --------------------- --------------------- ---------------------
Investments in Merrill Lynch Series Fund, Inc. (Note 1):
  Money Reserve Portfolio                                         $        377,913,603           377,916,603  $        377,913,603
  Intermediate Government Bond Portfolio                                   179,236,147            15,889,459           176,055,202
  Long-Term Corporate Bond Portfolio                                        93,044,041             7,922,991            92,857,457
  Capital Stock Portfolio                                                  199,158,790             9,096,973           243,707,904
  Growth Stock Portfolio                                                   189,651,589             7,368,835           241,845,175
  Multiple Strategy Portfolio                                              942,664,229            58,740,642         1,114,309,983
  High Yield Portfolio                                                      93,375,040            10,352,256            95,137,237
  Natural Resources Portfolio                                               14,713,084             1,623,518            13,182,963
  Global Strategy Portfolio                                                154,713,399            10,222,141           178,274,142
  Balanced Portfolio                                                        71,418,423             5,120,685            80,804,404
                                                                  ---------------------                       ---------------------
                                                                         2,315,888,345                               2,614,088,070
                                                                  ---------------------                       ---------------------
Investments in Merrill Lynch Variable Series Funds, Inc. (Note 1):
  Global Utility Focus Fund                                                  4,506,428               341,003             5,060,481
  International Equity Focus Fund                                            8,425,527               709,854             7,666,420
  Global Bond Focus Fund                                                       458,489                49,784               463,985
  Basic Value Focus Fund                                                    29,045,816             2,001,337            31,701,177
  Developing Capital Markets Focus Fund                                      6,545,466               604,188             5,570,614
  Special Value Focus Fund                                                   8,146,733               279,857             7,766,023
  Index 500 Fund                                                             8,576,200               666,181             8,978,840
                                                                  ---------------------                       ---------------------
                                                                            65,704,659                                  67,207,540
                                                                  ---------------------                       ---------------------
Investments in Alliance Variable Products Series Funds, Inc. (Note 1):
  Premier Growth Portfolio                                                   4,759,869               225,636             4,736,104
                                                                  ---------------------                       ---------------------
                                                                             4,759,869                                   4,736,104
                                                                  ---------------------                       ---------------------
Investments in MFS Variable Insurance Trust (Note 1):
  MFS Emerging Growth Series                                                 2,754,975               164,895             2,661,408
  MFS Research Series                                                        2,579,605               167,689             2,647,807
                                                                  ---------------------                       ---------------------
                                                                             5,334,580                                   5,309,215
                                                                  ---------------------                       ---------------------
Investments in AIM Variable Insurance Funds, Inc. (Note 1):
  AIM V.I. Value Fund                                                        3,560,003               168,771             3,515,502
  AIM V.I. Capital Appreciation Fund                                         1,499,627                63,439             1,379,790
                                                                  ---------------------                       ---------------------
                                                                             5,059,630                                   4,895,292
                                                                  ---------------------                       ---------------------




(continued)

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 1997 (continued)

                                                                                                 Units
                                                                                          -------------------

Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through K (Note 1):
     1998 Trust                                                             31,193,636            44,313,672            44,080,139
     1999 Trust                                                             16,418,621            21,218,414            19,951,470
     2000 Trust                                                             15,373,287            20,568,756            18,311,746
     2001 Trust                                                             27,435,063            52,550,694            44,300,762
     2002 Trust                                                              6,708,306            10,334,924             8,209,443
     2003 Trust                                                             22,961,467            54,912,992            40,032,120
     2004 Trust                                                              5,192,632             8,477,320             5,991,092
     2005 Trust                                                             13,139,910            28,509,425            19,180,850
     2006 Trust                                                              5,076,669             9,426,723             6,081,273
     2007 Trust                                                              7,496,892            19,686,156            11,917,211
     2008 Trust                                                             11,585,513            37,038,463            20,688,575
     2009 Trust                                                              5,539,879            17,093,762             8,983,284
     2010 Trust                                                              6,674,369            14,826,647             7,257,940
     2011 Trust                                                              1,093,740             3,103,230             1,445,609
     2013 Trust                                                                874,433             2,682,897             1,101,490
     2014 Trust                                                             12,178,064            38,170,842            14,618,669
                                                                  ---------------------                       ---------------------
                                                                           188,942,481                                 272,151,673
                                                                  ---------------------                       ---------------------
  TOTAL ASSETS                                                    $      2,585,689,564                               2,968,387,894
                                                                  =====================                       ---------------------


LIABILITIES:
Payable to Merrill Lynch Life Insurance Company                                                                         26,155,750
                                                                                                              ---------------------
  TOTAL LIABILITIES                                                                                                     26,155,750
                                                                                                              ---------------------
  NET ASSETS                                                                                                  $      2,942,232,144
                                                                                                              =====================

See Notes to Financial Statements

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                           1997                  1996                  1995
                                                                  --------------------- --------------------- ---------------------
Investment Income:
 Reinvested Dividends                                             $        176,227,584  $        227,773,709  $        176,010,284
 Mortality and Expense Charges (Note 3)                                    (17,016,044)          (16,019,207)          (15,619,292)
 Transaction Charges (Note 4)                                                 (947,805)           (1,107,972)           (1,382,826)
                                                                  --------------------- --------------------- ---------------------
   Net Investment Income                                                   158,263,735           210,646,530           159,008,166
                                                                  --------------------- --------------------- ---------------------

Realized and Unrealized Gains (Losses):
  Net Realized Gains                                                        67,234,138            49,679,613            43,387,581
  Net Unrealized Gains (Losses)                                            167,676,700            (9,165,154)          186,601,895
                                                                  --------------------- --------------------- ---------------------
   Net Realized and Unrealized Gains                                       234,910,838            40,514,459           229,989,476
                                                                  --------------------- --------------------- ---------------------
Increase in Net Assets
 Resulting from Operations                                                 393,174,573           251,160,989           388,997,642
                                                                  --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                                   4,950,624             8,662,019             9,110,961
 Transfers of Policy Loading, Net (Note 3)                                  (6,035,984)          (10,715,483)          (14,309,715)
 Transfers Due to Deaths                                                   (43,538,236)          (28,915,284)          (28,619,535)
 Transfers Due to Other Terminations                                      (101,614,610)          (86,971,795)          (82,830,969)
 Transfers Due to Policy Loans                                             (37,908,300)          (46,911,839)          (52,662,381)
 Transfers of Cost of Insurance                                            (46,195,634)          (41,882,708)          (37,801,248)
 Transfers of Loan Processing Charges                                       (5,517,788)           (5,817,667)           (5,564,758)
                                                                  --------------------- --------------------- ---------------------
Decrease in Net Assets
 Resulting from Principal Transactions                                    (235,859,928)         (212,552,757)         (212,677,645)
                                                                  --------------------- --------------------- ---------------------

Increase in Net Assets                                                     157,314,645            38,608,232           176,319,997
Net Assets Beginning Balance                                             2,784,917,499         2,746,309,267         2,569,989,270
                                                                  --------------------- --------------------- ---------------------
Net Assets Ending Balance                                         $      2,942,232,144  $      2,784,917,499  $      2,746,309,267
                                                                  ===================== ===================== =====================

See Notes to Financial Statements

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY

Notes to Financial Statements

1. Merrill Lynch Life Variable Life Separate Account II ("Account"), a separate account of Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), was established to support the operations with respect to certain variable life insurance contracts ("Contracts"). The Account is governed by Arkansas State Insurance Law. Merrill Lynch Life is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill"). The Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of thirty-eight investment divisions (thirty-nine during the year). At any point in time, the Account may or may not be invested in all available divisions. Ten of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch Series Fund, Inc. Seven of the investment divisions each invest in the securities of a single mutual fund portfolio of the Merrill Lynch Variable Series Funds, Inc. One of the investment divisions invests in the securities of a single mutual fund portfolio of the Alliance Variable Products Series Fund, Inc. Two of the investments divisions each invest in the securities of a single mutual fund portfolio of the MFS Variable Insurance Trust. Two of the investment divisions each invest in the securities of a single mutual fund portfolio of the AIM Variable Insurance Funds, Inc. Sixteen of the investment divisions (seventeen during the year) each invest in the securities of a single trust of the Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through K ("Zero Trusts"). Each trust of the Zero Trusts consists of Stripped Treasury Securities with a fixed maturity date and a Treasury Note deposited to provide income to pay expenses of the trust.

   The assets of the Account are registered in the name of Merrill Lynch Life. The portion of the Account's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business Merrill Lynch Life may conduct.

   The change in net assets accumulated in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

   The net assets may not be less than the amount required under Arkansas State Insurance Law to provide for death benefits (without regard to the minimum death benefit guarantee) and other Contract benefits.

   The financial statements included herein have been prepared in accordance with generally accepted accounting principles for variable life separate accounts registered as unit investment trusts. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2. The following is a summary of significant accounting policies of the Account:

   Investments  in  the  divisions  are  included   in   the
   statement of net assets at the net asset value of the shares and units held.

   Dividend  income  is recognized on the ex-dividend  date.
   All dividends are automatically reinvested.

   Realized gains and losses on the sales of investments are computed on the first in first out method.

   The operations of the Account are included in the Federal income tax return of Merrill Lynch Life. Under the provisions of the Contracts, Merrill Lynch Life has the right to charge the Account for any Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Merrill Lynch Life pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, Merrill Lynch Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

3. Merrill Lynch Life assumes mortality and expense risks related to Contracts investing in the Account and deducts daily charges to cover these risks. The daily charges vary by Contract form and are equal to a rate of .5% to .9% (on an annual basis) of the net assets for Contract owners.

   Merrill Lynch Life makes certain deductions from each premium. For certain Contracts, the deductions are made before the premium is allocated to the Account. For other Contracts, the deductions are taken in equal installments on the first through the tenth Contract anniversaries. The deductions are for (1) premiums for optional benefits
   (2) additional premiums for extra mortality risks, (3) sales load, (4) administrative expenses, (5) state premium taxes and (6) a risk charge for the guaranteed minimum death benefit.

   In addition, the cost of providing life insurance coverage for the insureds will be deducted on the dates specified by the Contract. This cost will vary dependent upon the insured's underwriting class, sex (except where unisex rates are required by state law), attained age of each insured and the Contract's net amount at risk.

4. Merrill Lynch Life pays all transaction charges to Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of Merrill and sponsor of the Zero Trusts, on the sale of Zero Trust units to the Account. Merrill Lynch Life deducts a daily asset charge against the assets of each trust for the reimbursement of these transaction charges. The asset charge is equivalent to an effective annual rate of .34% (annually at the beginning of the year) of net assets for Contract owners.

5. Effective following the close of business on August 15, 1997, the Equity Growth Fund was renamed the Special
   Value Focus Fund. The Fund's investment objective was not modified.

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                         Divisions Investing In
                                                                  -----------------------------------------------------------------
                                                                                              Intermediate            Long-Term
                                                     Total                 Money                Government             Corporate
                                                   Separate               Reserve                 Bond                  Bond
                                                    Account              Portfolio              Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $        176,227,584  $         21,213,583  $         11,594,375  $          6,088,474
 Mortality and Expense Charges                       (17,016,044)           (2,298,940)             (992,286)             (519,554)
 Transaction Charges                                    (947,805)                    0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                       158,263,735            18,914,643            10,602,089             5,568,920
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                          67,234,138                     0              (536,012)             (202,327)
 Net Unrealized Gains (Losses)                       167,676,700                     0             2,841,385             1,667,812
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)         234,910,838                     0             2,305,373             1,465,485
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           393,174,573            18,914,643            12,907,462             7,034,405
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             4,950,624               922,857               176,978               157,118
 Transfers of Policy Loading, Net                     (6,035,984)           (1,053,155)             (319,746)             (203,834)
 Transfers Due to Deaths                             (43,538,236)           (8,941,317)           (2,645,616)           (2,101,271)
 Transfers Due to Other Terminations                (101,614,610)          (34,270,609)           (3,912,704)           (3,195,304)
 Transfers Due to Policy Loans                       (37,908,300)           (6,763,568)           (2,241,546)             (445,239)
 Transfers of Cost of Insurance                      (46,195,634)           (7,238,423)           (3,040,500)           (1,617,653)
 Transfers of Loan Processing Charges                 (5,517,788)           (1,190,728)             (319,093)             (199,477)
 Transfers Among Investment Divisions                          0            (4,943,163)           (3,629,315)            2,574,418
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (235,859,928)          (63,478,106)          (15,931,542)           (5,031,242)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                    157,314,645           (44,563,463)           (3,024,080)            2,003,163
Net Assets Beginning Balance                       2,784,917,499           396,935,225           178,808,627            90,834,179
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $      2,942,232,144  $        352,371,762  $        175,784,547  $         92,837,342
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------

                                                    Capital               Growth                Multiple                High
                                                     Stock                 Stock                Strategy                Yield
                                                   Portfolio             Portfolio              Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $         12,675,284  $         20,622,707  $         71,122,460  $          9,066,397
 Mortality and Expense Charges                        (1,387,710)           (1,252,620)           (6,353,925)             (550,327)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                        11,287,574            19,370,087            64,768,535             8,516,070
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           2,726,110            14,671,250            12,219,045               255,516
 Net Unrealized Gains (Losses)                        32,159,657            24,491,367           105,219,211               278,817
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)          34,885,767            39,162,617           117,438,256               534,333
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                            46,173,341            58,532,704           182,206,791             9,050,403
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               705,796               664,878               888,824               135,115
 Transfers of Policy Loading, Net                       (400,938)             (365,380)           (2,172,146)             (197,142)
 Transfers Due to Deaths                              (2,898,417)             (592,259)          (16,781,483)             (945,220)
 Transfers Due to Other Terminations                  (5,969,862)           (6,065,008)          (26,195,818)           (2,465,877)
 Transfers Due to Policy Loans                        (3,110,133)           (3,209,089)          (12,908,502)           (1,158,020)
 Transfers of Cost of Insurance                       (3,459,733)           (3,121,225)          (16,311,336)           (1,584,770)
 Transfers of Loan Processing Charges                   (371,651)             (427,880)           (1,652,130)             (198,000)
 Transfers Among Investment Divisions                 (3,680,138)           17,777,082            (9,715,041)            3,210,811
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions               (19,185,076)            4,661,119           (84,847,632)           (3,203,103)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     26,988,265            63,193,823            97,359,159             5,847,300
Net Assets Beginning Balance                         216,758,690           179,065,830         1,016,805,841            89,269,751
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $        243,746,955  $        242,259,653  $      1,114,165,000  $         95,117,051
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                                                                                       Global
                                                    Natural               Global                                       Utility
                                                   Resources             Strategy               Balanced                Focus
                                                   Portfolio             Portfolio              Portfolio               Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            146,805  $         12,186,241  $          9,158,614  $             98,907
 Mortality and Expense Charges                          (106,143)           (1,101,352)             (473,700)              (19,124)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            40,662            11,084,889             8,684,914                79,783
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           1,250,455             2,988,707               856,330               281,175
 Net Unrealized Gains (Losses)                        (2,950,582)            5,048,808             2,241,158               463,824
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)          (1,700,127)            8,037,515             3,097,488               744,999
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                            (1,659,465)           19,122,404            11,782,402               824,782
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                38,729               407,005               431,275                  (338)
 Transfers of Policy Loading, Net                        (48,932)             (418,516)             (171,342)               (7,574)
 Transfers Due to Deaths                                 (43,017)           (1,802,611)             (308,819)             (114,448)
 Transfers Due to Other Terminations                  (3,004,997)           (3,798,969)           (2,906,310)             (113,070)
 Transfers Due to Policy Loans                          (137,531)           (2,502,144)           (1,018,448)              (27,685)
 Transfers of Cost of Insurance                         (329,596)           (2,795,548)           (1,278,950)              (64,163)
 Transfers of Loan Processing Charges                    (44,801)             (343,216)             (136,795)              (10,019)
 Transfers Among Investment Divisions                 (1,207,293)           (3,610,208)           (1,499,738)            3,086,114
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                (4,777,438)          (14,864,207)           (6,889,127)            2,748,817
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     (6,436,903)            4,258,197             4,893,275             3,573,599
Net Assets Beginning Balance                          19,620,231           174,003,060            75,929,355             1,471,385
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         13,183,328  $        178,261,257  $         80,822,630  $          5,044,984
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                 International            Global                  Basic              Developing
                                                    Equity                 Bond                   Value                Capital
                                                    Focus                  Focus                  Focus             Markets Focus
                                                     Fund                  Fund                   Fund                  Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            148,700  $              9,273  $          1,612,440  $             97,685
 Mortality and Expense Charges                           (49,257)               (1,098)             (152,629)              (39,352)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            99,443                 8,175             1,459,811                58,333
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             325,480                 1,454               727,907               459,449
 Net Unrealized Gains (Losses)                          (841,569)                5,496             1,987,339            (1,005,989)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)            (516,089)                6,950             2,715,246              (546,540)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                              (416,646)               15,125             4,175,057              (488,207)
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                54,121                     0                61,979                34,730
 Transfers of Policy Loading, Net                        (21,996)                   10               (48,577)              (15,276)
 Transfers Due to Deaths                                 (29,555)                    0              (113,962)              (16,443)
 Transfers Due to Other Terminations                    (287,498)                 (198)             (754,283)             (146,567)
 Transfers Due to Policy Loans                          (201,975)              (44,372)               35,172               161,435
 Transfers of Cost of Insurance                         (128,576)               (5,825)             (484,795)             (102,461)
 Transfers of Loan Processing Charges                    (24,133)                 (503)              (63,036)              (18,068)
 Transfers Among Investment Divisions                  2,762,679               499,633            14,257,019             1,972,259
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 2,123,067               448,745            12,889,517             1,869,609
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      1,706,421               463,870            17,064,574             1,381,402
Net Assets Beginning Balance                           5,539,637                     0            14,609,761             4,293,749
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          7,246,058  $            463,870  $         31,674,335  $          5,675,151
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                    Special                                                              MFS
                                                     Value                 Index                 Premier              Emerging
                                                     Focus                  500                  Growth                Growth
                                                     Fund                  Fund                 Portfolio              Series
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            238,803  $                  0  $              1,695  $                  0
 Mortality and Expense Charges                           (43,470)              (25,511)              (12,300)               (7,579)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           195,333               (25,511)              (10,605)               (7,579)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           1,107,846               240,708               197,369               152,212
 Net Unrealized Gains (Losses)                          (577,332)              402,640               (23,765)              (93,567)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             530,514               643,348               173,604                58,645
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               725,847               617,837               162,999                51,066
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                15,267                 6,334                 8,073                 5,044
 Transfers of Policy Loading, Net                        (17,188)              (13,603)               (2,778)               (2,656)
 Transfers Due to Deaths                                 (42,910)                    0                     0                     0
 Transfers Due to Other Terminations                    (320,218)              (15,312)               24,325               (87,864)
 Transfers Due to Policy Loans                          (133,481)           (1,123,409)               11,709               (96,940)
 Transfers of Cost of Insurance                         (127,361)             (115,166)              (55,503)              (31,012)
 Transfers of Loan Processing Charges                    (17,968)              (24,182)               (7,186)               (3,825)
 Transfers Among Investment Divisions                  3,054,418             9,564,488             4,593,436             2,827,000
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 2,410,559             8,279,150             4,572,076             2,609,747
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      3,136,406             8,896,987             4,735,075             2,660,813
Net Assets Beginning Balance                           4,558,499                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          7,694,905  $          8,896,987  $          4,735,075  $          2,660,813
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                           Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                                                                AIM V.I.
                                                      MFS                AIM V.I.                Capital
                                                   Research                Value              Appreciation              1997
                                                    Series                 Fund                   Fund                  Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $            127,008  $             18,133  $                  0
 Mortality and Expense Charges                            (6,766)               (8,585)               (4,590)              (31,836)
 Transaction Charges                                           0                     0                     0               (17,304)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                            (6,766)              118,423                13,543               (49,140)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              15,185                28,775               100,992            11,566,369
 Net Unrealized Gains (Losses)                            68,203               (44,501)             (119,837)          (11,354,855)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              83,388               (15,726)              (18,845)              211,514
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                76,622               102,697                 (5,302)              162,374
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                 3,236                 2,373                     0
 Transfers of Policy Loading, Net                         (2,260)               (1,362)                   (3)              (31,889)
 Transfers Due to Deaths                                       0                     0                     0               (84,833)
 Transfers Due to Other Terminations                      (5,555)              (17,171)               (6,787)             (486,121)
 Transfers Due to Policy Loans                           (29,399)                8,271                (2,210)              (24,648)
 Transfers of Cost of Insurance                          (27,509)              (38,956)              (19,577)              107,440
 Transfers of Loan Processing Charges                     (3,089)               (4,503)               (1,928)               25,831
 Transfers Among Investment Divisions                  2,638,439             3,455,602             1,405,981           (42,396,388)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 2,570,627             3,405,117             1,377,849           (42,890,608)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      2,647,249             3,507,814             1,372,547           (42,728,234)
Net Assets Beginning Balance                                   0                     0                     0            42,728,234
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          2,647,249  $          3,507,814  $          1,372,547  $                  0
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     1998                  1999                   2000                  2001
                                                     Trust                 Trust                  Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                          (277,826)             (120,276)             (103,802)             (255,658)
 Transaction Charges                                    (160,720)              (69,356)              (64,372)             (151,310)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                          (438,546)             (189,632)             (168,174)             (406,968)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           4,091,112               754,488             1,092,862             2,349,203
 Net Unrealized Gains (Losses)                        (1,474,929)              461,970               144,981               860,524
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)           2,616,183             1,216,458             1,237,843             3,209,727
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                             2,177,637             1,026,826             1,069,669             2,802,759
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums
 Transfers of Policy Loading, Net                         47,972                15,159                 2,288                10,495
 Transfers Due to Deaths                                (105,793)              (33,971)              (26,959)             (105,748)
 Transfers Due to Other Terminations                  (2,334,896)             (467,250)             (818,931)             (725,610)
 Transfers Due to Policy Loans                        (1,309,737)             (692,897)             (445,376)           (1,129,431)
 Transfers of Cost of Insurance                         (827,862)             (225,135)              (98,758)             (553,455)
 Transfers of Loan Processing Charges                   (762,689)             (315,001)             (324,228)             (685,356)
 Transfers Among Investment Divisions                    (71,863)              (15,196)              (32,725)              (89,625)
                                                      (1,240,567)              362,885             1,203,708              (214,148)
Increase (Decrease) in Net Assets           --------------------- --------------------- --------------------- ---------------------
 Resulting from Principal Transactions
                                                      (6,605,435)           (1,371,406)             (540,981)           (3,492,878)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                          (4,427,798)             (344,580)              528,688              (690,119)
                                                      48,488,889            20,284,921            17,774,068            44,973,167
Net Assets Ending Balance                   --------------------- --------------------- --------------------- ---------------------
                                            $         44,061,091  $         19,940,341  $         18,302,756  $         44,283,048
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2002                  2003                   2004                  2005
                                                     Trust                 Trust                  Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                           (48,919)             (223,768)              (36,558)             (100,390)
 Transaction Charges                                     (27,036)             (134,983)              (21,874)              (62,211)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (75,955)             (358,751)              (58,432)             (162,601)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             230,324             2,426,429               585,298               790,502
 Net Unrealized Gains (Losses)                           407,649             1,288,892                44,569             1,221,187
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             637,973             3,715,321               629,867             2,011,689
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               562,018             3,356,570               571,435             1,849,088
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                35,200                24,539                   133                11,398
 Transfers of Policy Loading, Net                        (16,795)              (65,200)              (12,848)              (21,873)
 Transfers Due to Deaths                                 (37,976)             (573,873)             (327,703)              (77,144)
 Transfers Due to Other Terminations                     (81,477)           (1,033,889)             (568,721)             (156,388)
 Transfers Due to Policy Loans                           (82,988)             (576,893)               (2,318)               63,930
 Transfers of Cost of Insurance                         (117,529)             (567,371)              (91,824)             (299,398)
 Transfers of Loan Processing Charges                     (6,964)              (61,272)               (3,617)              (31,554)
 Transfers Among Investment Divisions                  1,394,701              (814,619)             (620,543)               68,219
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 1,086,172            (3,668,578)           (1,627,441)             (442,810)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      1,648,190              (312,008)           (1,056,006)            1,406,278
Net Assets Beginning Balance                           6,558,366            40,331,997             7,044,201            17,768,630
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          8,206,556  $         40,019,989  $          5,988,195  $         19,174,908
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2006                  2007                   2008                  2009
                                                     Trust                 Trust                  Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                           (37,153)              (62,635)             (116,169)              (48,754)
 Transaction Charges                                     (20,251)              (36,950)              (67,581)              (29,532)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (57,404)              (99,585)             (183,750)              (78,286)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             416,172               480,658             1,537,236               568,213
 Net Unrealized Gains (Losses)                           265,927               913,567             1,170,201               679,339
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             682,099             1,394,225             2,707,437             1,247,552
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               624,695             1,294,640             2,523,687             1,169,266
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 3,808                   261                19,743                21,574
 Transfers of Policy Loading, Net                        (12,988)              (19,117)              (46,781)              (20,551)
 Transfers Due to Deaths                                 (28,273)             (100,211)             (158,434)             (356,038)
 Transfers Due to Other Terminations                    (127,220)             (173,162)             (635,296)             (237,890)
 Transfers Due to Policy Loans                           (75,259)             (154,216)             (208,286)             (232,394)
 Transfers of Cost of Insurance                          (90,209)             (178,874)             (313,300)             (144,364)
 Transfers of Loan Processing Charges                    (12,754)              (18,776)              (40,832)              (22,514)
 Transfers Among Investment Divisions                   (725,102)            1,685,825              (677,734)              (74,001)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                (1,067,997)            1,041,730            (2,060,920)           (1,066,178)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                       (443,302)            2,336,370               462,767               103,088
Net Assets Beginning Balance                           6,522,498             9,576,653            20,220,981             8,873,570
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          6,079,196  $         11,913,023  $         20,683,748  $          8,976,658
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2010                  2011                   2013                  2014
                                                     Trust                 Trust                  Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                     $                  0  $                  0
 Mortality and Expense Charges                           (44,793)               (7,219)               (6,535)              (86,935)
 Transaction Charges                                     (24,828)               (4,584)               (3,627)              (51,286)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (69,621)              (11,803)              (10,162)             (138,221)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             896,111                63,186                66,735             1,451,614
 Net Unrealized Gains (Losses)                           160,358               148,573               128,789             1,391,383
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)           1,056,469               211,759               195,524             2,842,997
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               986,848               199,956               185,362             2,704,776
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 5,440                   303                 3,136                29,781
 Transfers of Policy Loading, Net                        (21,141)               (6,932)               (4,003)                  999
 Transfers Due to Deaths                                       0                     0               (69,716)                    0
 Transfers Due to Other Terminations                    (113,472)                2,446               (14,158)             (896,165)
 Transfers Due to Policy Loans                           (44,250)                4,179                14,890                52,267
 Transfers of Cost of Insurance                          (93,136)              (21,676)              (19,094)             (300,387)
 Transfers of Loan Processing Charges                    (11,581)               (2,513)               (4,833)              (54,789)
 Transfers Among Investment Divisions                   (722,894)             (111,110)              (28,014)           (2,484,701)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                (1,001,034)             (135,303)             (121,792)           (3,652,995)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                        (14,186)               64,653                63,570              (948,219)
Net Assets Beginning Balance                           7,265,300             1,373,388             1,037,387            15,591,429
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          7,251,114  $          1,438,041  $          1,100,957  $         14,643,210
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                        Divisions Investing In
                                                                  -----------------------------------------------------------------
                                                                                             Intermediate            Long-Term
                                                     Total                 Money              Government             Corporate
                                                   Separate               Reserve                Bond                  Bond
                                                    Account              Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $        227,773,709  $         22,322,107  $         12,670,410  $          6,417,235
 Mortality and Expense Charges                       (16,019,207)           (2,453,633)           (1,055,126)             (538,893)
 Transaction Charges                                  (1,107,972)                    0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                       210,646,530            19,868,474            11,615,284             5,878,342
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                          49,679,613                     0              (282,198)              291,252
 Net Unrealized Gains (Losses)                        (9,165,154)                    0            (8,158,746)           (4,360,593)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)          40,514,459                     0            (8,440,944)           (4,069,341)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                           251,160,989            19,868,474             3,174,340             1,809,001
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             8,662,019             1,481,992               378,176               246,968
 Transfers of Policy Loading, Net                    (10,715,483)           (1,816,782)             (704,263)             (345,000)
 Transfers Due to Deaths                             (28,915,284)           (5,418,709)           (3,037,336)           (1,828,049)
 Transfers Due to Other Terminations                 (86,971,795)          (24,260,396)           (6,262,424)           (2,351,947)
 Transfers Due to Policy Loans                       (46,911,839)           (7,719,581)           (2,963,456)           (1,609,516)
 Transfers of Cost of Insurance                      (41,882,708)           (7,076,267)           (3,061,015)           (1,520,025)
 Transfers of Loan Processing Charges                 (5,817,667)           (1,327,021)             (370,649)             (217,121)
 Transfers Among Investment Divisions                          0             1,134,357            (3,921,116)           (1,240,634)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (212,552,757)          (45,002,407)          (19,942,083)           (8,865,324)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     38,608,232           (25,133,933)          (16,767,743)           (7,056,323)
Net Assets Beginning Balance                       2,746,309,267           422,069,158           195,576,370            97,890,502
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $      2,784,917,499  $        396,935,225  $        178,808,627  $         90,834,179
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------

                                                    Capital               Growth               Multiple                High
                                                     Stock                 Stock               Strategy                Yield
                                                   Portfolio             Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $         32,496,085  $          4,935,599  $        130,584,365  $          8,186,678
 Mortality and Expense Charges                        (1,196,938)             (953,017)           (5,785,971)             (492,507)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                        31,299,147             3,982,582           124,798,394             7,694,171
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                          (1,638,056)           18,072,991             3,085,165            (1,174,521)
 Net Unrealized Gains (Losses)                           479,168             5,789,893            (1,587,213)            2,751,515
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)          (1,158,888)           23,862,884             1,497,952             1,576,994
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                            30,140,259            27,845,466           126,296,346             9,271,165
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             1,162,809             1,024,322             1,836,044               232,365
 Transfers of Policy Loading, Net                       (649,933)             (544,315)           (4,119,006)             (338,902)
 Transfers Due to Deaths                              (2,306,402)           (1,427,441)           (9,487,908)             (824,673)
 Transfers Due to Other Terminations                  (6,002,699)           (2,899,989)          (26,318,850)           (2,525,427)
 Transfers Due to Policy Loans                        (2,303,689)           (2,484,081)          (15,505,699)           (1,674,888)
 Transfers of Cost of Insurance                       (3,114,712)           (2,264,525)          (14,653,831)           (1,337,882)
 Transfers of Loan Processing Charges                   (401,232)             (360,790)           (1,815,452)             (191,479)
 Transfers Among Investment Divisions                  5,851,973            18,928,591           (25,956,178)            8,014,226
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                (7,763,885)            9,971,772           (96,020,880)            1,353,340
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     22,376,374            37,817,238            30,275,466            10,624,505
Net Assets Beginning Balance                         194,382,316           141,248,592           986,530,375            78,645,246
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $        216,758,690  $        179,065,830  $      1,016,805,841  $         89,269,751
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                                                                                      Global
                                                    Natural               Global                                      Utility
                                                   Resources             Strategy              Balanced                Focus
                                                   Portfolio             Portfolio             Portfolio               Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            349,977  $          5,243,591  $          4,512,649  $             27,362
 Mortality and Expense Charges                          (109,678)           (1,018,242)             (461,273)               (4,033)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           240,299             4,225,349             4,051,376                23,329
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           1,112,437             1,223,465             1,690,930                (9,982)
 Net Unrealized Gains (Losses)                         1,005,764            15,354,296               826,925                90,229
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)           2,118,201            16,577,761             2,517,855                80,247
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                             2,358,500            20,803,110             6,569,231               103,576
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               100,840               890,743               739,496                     0
 Transfers of Policy Loading, Net                        (69,951)             (665,833)             (291,465)               (1,730)
 Transfers Due to Deaths                                 (89,926)           (1,051,257)             (789,145)                    0
 Transfers Due to Other Terminations                    (394,485)           (3,961,999)           (3,408,435)              336,141
 Transfers Due to Policy Loans                          (579,770)           (5,976,890)           (1,550,370)                7,336
 Transfers of Cost of Insurance                         (294,576)           (2,477,101)           (1,190,562)              (15,936)
 Transfers of Loan Processing Charges                    (45,102)             (349,383)             (139,236)               (1,937)
 Transfers Among Investment Divisions                  1,765,169             3,912,189              (608,603)            1,043,935
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                   392,199            (9,679,531)           (7,238,320)            1,367,809
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      2,750,699            11,123,579              (669,089)            1,471,385
Net Assets Beginning Balance                          16,869,532           162,879,481            76,598,444                     0
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         19,620,231  $        174,003,060  $         75,929,355  $          1,471,385
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                           Divisions Investing In
                                            ---------------------------------------------------------------------------------------
                                                 International             Basic              Developing              Special
                                                    Equity                 Value                Capital                Value
                                                    Focus                  Focus             Markets Focus             Focus
                                                     Fund                  Fund                  Fund                  Fund
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $             22,839  $                  0  $              4,812
 Mortality and Expense Charges                           (14,059)              (26,853)              (11,108)              (13,034)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (14,059)               (4,014)              (11,108)               (8,222)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             (36,377)               51,188               (43,537)             (195,124)
 Net Unrealized Gains (Losses)                            82,463               668,021                31,136               196,622
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              46,086               719,209               (12,401)                1,498
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                                32,027               715,195               (23,509)               (6,724)
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                21,521                 7,401                 7,988                 4,782
 Transfers of Policy Loading, Net                         (5,225)              (18,572)               (4,909)               (8,485)
 Transfers Due to Deaths                                       0                     0                     0                     0
 Transfers Due to Other Terminations                     (14,040)              392,765               (18,825)              474,741
 Transfers Due to Policy Loans                            78,180               (59,051)              (77,030)              (27,495)
 Transfers of Cost of Insurance                          (62,103)             (146,698)              (52,602)              (55,406)
 Transfers of Loan Processing Charges                     (9,708)              (32,955)               (8,042)              (11,798)
 Transfers Among Investment Divisions                  5,498,985            13,751,676             4,470,678             4,188,884
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 5,507,610            13,894,566             4,317,258             4,565,223
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      5,539,637            14,609,761             4,293,749             4,558,499
Net Assets Beginning Balance                                   0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          5,539,637  $         14,609,761  $          4,293,749  $          4,558,499
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     1996                  1997                  1998                  1999
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                           (31,274)             (261,516)             (291,090)             (116,726)
 Transaction Charges                                     (17,524)             (150,446)             (167,995)              (67,376)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (48,798)             (411,962)             (459,085)             (184,102)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                          10,552,702             2,408,744             2,559,946               561,971
 Net Unrealized Gains (Losses)                       (10,323,182)             (200,742)             (304,097)              215,793
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             229,520             2,208,002             2,255,849               777,764
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               180,722             1,796,040             1,796,764               593,662
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                     0                13,986                50,403                26,415
 Transfers of Policy Loading, Net                        (30,227)             (174,296)             (189,911)              (54,279)
 Transfers Due to Deaths                                       0              (524,140)             (323,562)             (203,070)
 Transfers Due to Other Terminations                    (317,078)           (1,139,055)           (1,210,950)             (436,842)
 Transfers Due to Policy Loans                          (115,846)             (497,717)             (589,683)              (19,674)
 Transfers of Cost of Insurance                          110,045              (625,122)             (723,770)             (294,695)
 Transfers of Loan Processing Charges                     29,001               (67,131)              (77,088)              (18,380)
 Transfers Among Investment Divisions                (44,947,474)           (1,378,679)           (1,326,633)              855,990
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions               (45,271,579)           (4,392,154)           (4,391,194)             (144,535)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                    (45,090,857)           (2,596,114)           (2,594,430)              449,127
Net Assets Beginning Balance                          45,090,857            45,324,348            51,083,319            19,835,794
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $                  0  $         42,728,234  $         48,488,889  $         20,284,921
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2000                  2001                  2002                  2003
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                           (98,899)             (265,067)              (42,031)             (230,244)
 Transaction Charges                                     (60,911)             (157,233)              (23,164)             (139,027)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                          (159,810)             (422,300)              (65,195)             (369,271)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             771,962             2,724,905               259,068             2,554,241
 Net Unrealized Gains (Losses)                          (237,828)           (1,734,751)             (169,982)           (2,458,890)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             534,134               990,154                89,086                95,351
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               374,324               567,854                23,891              (273,920)
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 6,765                82,016                36,197                58,731
 Transfers of Policy Loading, Net                        (51,372)             (164,225)              (19,531)             (122,758)
 Transfers Due to Deaths                                 (41,755)             (519,499)                    0              (533,222)
 Transfers Due to Other Terminations                    (429,247)           (2,340,306)                  236            (1,398,336)
 Transfers Due to Policy Loans                          (156,597)             (707,189)              (93,463)             (451,708)
 Transfers of Cost of Insurance                         (291,702)             (660,411)              (92,723)             (543,051)
 Transfers of Loan Processing Charges                    (34,099)              (92,350)               (5,866)              (65,519)
 Transfers Among Investment Divisions                    292,540                   489              (266,017)             (643,586)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                  (705,467)           (4,401,475)             (441,167)           (3,699,449)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                       (331,143)           (3,833,621)             (417,276)           (3,973,369)
Net Assets Beginning Balance                          18,105,211            48,806,788             6,975,642            44,305,366
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         17,774,068  $         44,973,167  $          6,558,366  $         40,331,997
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2004                  2005                  2006                  2007
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                           (37,601)              (98,982)              (36,944)              (54,310)
 Transaction Charges                                     (22,310)              (61,371)              (20,546)              (32,053)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (59,911)             (160,353)              (57,490)              (86,363)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             214,440             1,414,745               466,065               493,764
 Net Unrealized Gains (Losses)                          (168,339)           (1,566,025)             (395,373)             (685,261)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)              46,101              (151,280)               70,692              (191,497)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                               (13,810)             (311,633)               13,202              (277,860)
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums
 Transfers of Policy Loading, Net                            133                89,826                11,938                   874
 Transfers Due to Deaths                                 (16,566)              (47,479)              (25,595)              (30,603)
 Transfers Due to Other Terminations                           0               (36,362)                    0              (113,435)
 Transfers Due to Policy Loans                            (5,588)             (396,304)              (88,963)              (54,645)
 Transfers of Cost of Insurance                           34,337              (648,326)              (19,454)             (288,956)
 Transfers of Loan Processing Charges                    (94,514)             (272,209)             (101,781)             (136,458)
 Transfers Among Investment Divisions                     (6,924)              (29,781)              (16,885)              (15,294)
                                                       1,524,634               401,129             2,454,361               298,176
Increase (Decrease) in Net Assets           --------------------- --------------------- --------------------- ---------------------
 Resulting from Principal Transactions
                                                       1,435,512              (939,506)            2,213,621              (340,341)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                           1,421,702            (1,251,139)            2,226,823              (618,201)
                                                       5,622,499            19,019,769             4,295,675            10,194,854
Net Assets Ending Balance                   --------------------- --------------------- --------------------- ---------------------
                                            $          7,044,201  $         17,768,630  $          6,522,498  $          9,576,653
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2008                  2009                  2010                  2011
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                          (120,996)              (50,808)              (44,183)               (7,788)
 Transaction Charges                                     (70,378)              (30,418)              (24,730)               (4,763)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                          (191,374)              (81,226)              (68,913)              (12,551)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           1,807,273               557,333               448,525                73,132
 Net Unrealized Gains (Losses)                        (2,524,477)             (863,586)             (708,269)             (122,891)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)            (717,204)             (306,253)             (259,744)              (49,759)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                              (908,578)             (387,479)             (328,657)              (62,310)
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                38,452                42,330                62,527                   900
 Transfers of Policy Loading, Net                        (81,762)              (37,828)              (19,742)               (3,497)
 Transfers Due to Deaths                                 (86,281)             (241,181)               (1,017)              (18,966)
 Transfers Due to Other Terminations                    (629,178)             (145,607)             (536,506)                   14
 Transfers Due to Policy Loans                          (415,931)              (97,994)              (43,879)              (11,739)
 Transfers of Cost of Insurance                         (312,779)             (114,443)              (99,938)              (20,237)
 Transfers of Loan Processing Charges                    (46,530)              (20,311)              (16,765)               (2,730)
 Transfers Among Investment Divisions                   (816,542)                4,281               778,312                25,152
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                (2,350,551)             (610,753)              122,992               (31,103)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     (3,259,129)             (998,232)             (205,665)              (93,413)
Net Assets Beginning Balance                          23,480,110             9,871,802             7,470,965             1,466,801
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         20,220,981  $          8,873,570  $          7,265,300  $          1,373,388
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                     Divisions Investing In
                                            -------------------------------------------


                                                     2013                  2014
                                                     Trust                 Trust
                                            --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0
 Mortality and Expense Charges                            (6,358)              (90,025)
 Transaction Charges                                      (3,604)              (54,123)
                                            --------------------- ---------------------
  Net Investment Income (Loss)                            (9,962)             (144,148)
                                            --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             148,597              (485,433)
 Net Unrealized Gains (Losses)                          (240,740)              154,006
                                            --------------------- ---------------------
  Net Realized and Unrealized Gains (Losses)             (92,143)             (331,427)
                                            --------------------- ---------------------

Increase (Decrease) in Net Assets
 Resulting from Operations                              (102,105)             (475,575)
                                            --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 3,136                 1,943
 Transfers of Policy Loading, Net                         (6,215)              (55,226)
 Transfers Due to Deaths                                       0               (11,948)
 Transfers Due to Other Terminations                     (27,768)             (599,803)
 Transfers Due to Policy Loans                             2,800              (344,820)
 Transfers of Cost of Insurance                          (18,123)             (267,556)
 Transfers of Loan Processing Charges                     (5,223)              (43,887)
 Transfers Among Investment Divisions                   (262,241)            6,171,976
                                            --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                  (313,634)            4,850,679
                                            --------------------- ---------------------

Increase (Decrease) in Net Assets                       (415,739)            4,375,104
Net Assets Beginning Balance                           1,453,126            11,216,325
                                            --------------------- ---------------------
Net Assets Ending Balance                   $          1,037,387  $         15,591,429
                                            ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                        Divisions Investing In
                                                                  -----------------------------------------------------------------
                                                                                             Intermediate            Long-Term
                                                     Total                 Money              Government             Corporate
                                                   Separate               Reserve                Bond                  Bond
                                                    Account              Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $        176,010,284  $         24,822,150  $         13,472,963  $          6,786,063
 Mortality and Expense Charges                       (15,619,292)           (2,520,260)           (1,070,921)             (539,029)
 Transaction Charges                                  (1,382,826)                    0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                       159,008,166            22,301,890            12,402,042             6,247,034
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                          43,387,581                     0              (855,010)              146,795
 Net Unrealized Gains (Losses)                       186,601,895                     0            19,621,941            10,523,245
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains                  229,989,476                     0            18,766,931            10,670,040
                                            --------------------- --------------------- --------------------- ---------------------

Increase in Net Assets
 Resulting from Operations                           388,997,642            22,301,890            31,168,973            16,917,074
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             9,110,961             1,709,166               407,854               232,781
 Transfers of Policy Loading, Net                    (14,309,715)           (2,847,538)             (973,723)             (548,353)
 Transfers Due to Deaths                             (28,619,535)           (6,450,303)           (3,766,278)           (1,805,628)
 Transfers Due to Other Terminations                 (82,830,969)          (25,664,477)           (4,877,616)           (2,299,581)
 Transfers Due to Policy Loans                       (52,662,381)          (10,281,466)           (2,983,639)           (2,839,173)
 Transfers of Cost of Insurance                      (37,801,248)           (6,710,312)           (2,788,345)           (1,371,116)
 Transfers of Loan Processing Charges                 (5,564,758)           (1,323,256)             (358,670)             (210,199)
 Transfers Among Investment Divisions                          0            12,061,983            (4,339,664)             (492,798)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions              (212,677,645)          (39,506,203)          (19,680,081)           (9,334,067)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                    176,319,997           (17,204,313)           11,488,892             7,583,007
Net Assets Beginning Balance                       2,569,989,270           439,273,471           184,087,478            90,307,495
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $      2,746,309,267  $        422,069,158  $        195,576,370  $         97,890,502
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------

                                                    Capital               Growth               Multiple                High
                                                     Stock                 Stock               Strategy                Yield
                                                   Portfolio             Portfolio             Portfolio             Portfolio
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $         14,052,632  $          5,782,691  $         89,162,861  $          7,701,496
 Mortality and Expense Charges                        (1,020,643)             (616,002)           (5,576,347)             (437,421)
 Transaction Charges                                           0                     0                     0                     0
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                        13,031,989             5,166,689            83,586,514             7,264,075
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                            (494,405)           (1,254,980)            3,282,266              (930,995)
 Net Unrealized Gains (Losses)                        19,317,979            26,768,504            60,818,961             4,712,455
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains                   18,823,574            25,513,524            64,101,227             3,781,460
                                            --------------------- --------------------- --------------------- ---------------------

Increase in Net Assets
 Resulting from Operations                            31,855,563            30,680,213           147,687,741            11,045,535
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                             1,329,466               860,299             1,957,795               183,217
 Transfers of Policy Loading, Net                       (807,726)             (544,399)           (5,061,657)             (396,347)
 Transfers Due to Deaths                                (748,695)             (395,812)           (8,914,824)             (688,476)
 Transfers Due to Other Terminations                  (4,629,991)           (3,363,433)          (24,446,720)           (1,383,491)
 Transfers Due to Policy Loans                        (3,350,832)           (2,154,820)          (17,508,815)           (1,945,270)
 Transfers of Cost of Insurance                       (2,581,125)           (1,540,036)          (13,021,247)           (1,104,051)
 Transfers of Loan Processing Charges                   (341,003)             (284,780)           (1,735,095)             (172,281)
 Transfers Among Investment Divisions                 11,208,250            40,269,631            (6,020,911)           10,296,549
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                    78,344            32,846,650           (74,751,474)            4,789,850
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                     31,933,907            63,526,863            72,936,267            15,835,385
Net Assets Beginning Balance                         162,448,409            77,721,729           913,594,108            62,809,861
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $        194,382,316  $        141,248,592  $        986,530,375  $         78,645,246
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------

                                                    Natural               Global
                                                   Resources             Strategy              Balanced                1995
                                                   Portfolio             Portfolio             Portfolio               Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $            397,120  $          8,694,293  $          5,138,015  $                  0
 Mortality and Expense Charges                          (118,050)             (972,191)             (421,210)             (294,965)
 Transaction Charges                                           0                     0                     0              (185,751)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           279,070             7,722,102             4,716,805              (480,716)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           1,033,498             2,141,801               805,689            17,529,850
 Net Unrealized Gains (Losses)                           938,120             5,172,778             7,426,310           (13,865,146)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains                    1,971,618             7,314,579             8,231,999             3,664,704
                                            --------------------- --------------------- --------------------- ---------------------

Increase in Net Assets
 Resulting from Operations                             2,250,688            15,036,681            12,948,804             3,183,988
                                            --------------------- --------------------- --------------------- --------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                               122,502             1,013,662               739,047                16,054
 Transfers of Policy Loading, Net                       (105,777)             (894,258)             (396,129)             (307,336)
 Transfers Due to Deaths                                 (21,772)             (820,668)             (285,619)             (711,542)
 Transfers Due to Other Terminations                      59,974            (5,229,044)           (2,944,348)           (1,918,138)
 Transfers Due to Policy Loans                          (323,604)           (3,945,754)             (661,408)             (791,739)
 Transfers of Cost of Insurance                         (288,104)           (2,125,829)           (1,038,823)             (573,563)
 Transfers of Loan Processing Charges                    (39,035)             (298,471)             (145,972)              (48,583)
 Transfers Among Investment Divisions                 (2,504,731)          (17,325,015)            6,581,550           (63,064,582)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                (3,100,547)          (29,625,377)            1,848,298           (67,399,429)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                       (849,859)          (14,588,696)           14,797,102           (64,215,441)
Net Assets Beginning Balance                          17,719,391           177,468,177            61,801,342            64,215,441
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         16,869,532  $        162,879,481  $         76,598,444  $                  0
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     1996                  1997                  1998                  1999
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                          (262,167)             (269,377)             (290,687)             (110,537)
 Transaction Charges                                    (154,485)             (153,978)             (167,663)              (64,260)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                          (416,652)             (423,355)             (458,350)             (174,797)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           1,665,788             2,408,526             1,661,614             1,319,537
 Net Unrealized Gains (Losses)                         1,679,337             2,209,227             4,634,030             1,585,255
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains                    3,345,125             4,617,753             6,295,644             2,904,792
                                            --------------------- --------------------- --------------------- ---------------------

Increase in Net Assets
 Resulting from Operations                             2,928,473             4,194,398             5,837,294             2,729,995
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                26,729                24,322                37,544                30,415
 Transfers of Policy Loading, Net                       (220,428)             (229,415)             (259,530)              (85,456)
 Transfers Due to Deaths                                 (35,266)             (115,072)             (894,917)           (1,971,355)
 Transfers Due to Other Terminations                    (777,348)             (970,980)           (1,022,540)              (57,518)
 Transfers Due to Policy Loans                          (507,835)           (1,415,740)             (866,564)             (188,153)
 Transfers of Cost of Insurance                         (547,879)             (573,469)             (683,950)             (282,772)
 Transfers of Loan Processing Charges                    (55,695)              (64,775)              (82,022)              (15,891)
 Transfers Among Investment Divisions                   (912,885)              343,360             3,304,329             2,254,350
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                (3,030,607)           (3,001,769)             (467,650)             (316,380)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                       (102,134)            1,192,629             5,369,644             2,413,615
Net Assets Beginning Balance                          45,192,991            44,131,719            45,713,675            17,422,179
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         45,090,857  $         45,324,348  $         51,083,319  $         19,835,794
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2000                  2001                  2002                  2003
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                           (93,208)             (267,633)              (35,381)             (234,492)
 Transaction Charges                                     (56,945)             (159,429)              (19,497)             (141,487)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                          (150,153)             (427,062)              (54,878)             (375,979)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                           1,079,644             2,169,345                84,556             2,188,877
 Net Unrealized Gains (Losses)                         1,750,905             6,911,215             1,118,190             7,969,698
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains                    2,830,549             9,080,560             1,202,746            10,158,575
                                            --------------------- --------------------- --------------------- ---------------------

Increase in Net Assets
 Resulting from Operations                             2,680,396             8,653,498             1,147,868             9,782,596
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                16,173               110,390                36,390                64,586
 Transfers of Policy Loading, Net                        (65,537)             (243,092)              (21,756)             (162,797)
 Transfers Due to Deaths                                 (49,910)             (309,777)                    0              (239,034)
 Transfers Due to Other Terminations                    (436,010)             (630,758)              (88,487)             (853,586)
 Transfers Due to Policy Loans                          (250,269)             (535,794)               (9,540)             (505,406)
 Transfers of Cost of Insurance                         (242,805)             (605,251)              (83,329)             (507,876)
 Transfers of Loan Processing Charges                    (29,760)             (102,886)               (8,902)              (68,515)
 Transfers Among Investment Divisions                  3,796,430               264,215             2,540,001              (744,560)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 2,738,312            (2,052,953)            2,364,377            (3,017,188)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      5,418,708             6,600,545             3,512,245             6,765,408
Net Assets Beginning Balance                          12,686,503            42,206,243             3,463,397            37,539,958
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $         18,105,211  $         48,806,788  $          6,975,642  $         44,305,366
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2004                  2005                  2006                  2007
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                           (23,510)              (92,226)              (21,182)              (54,451)
 Transaction Charges                                     (13,886)              (57,786)              (12,255)              (31,888)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                           (37,396)             (150,012)              (33,437)              (86,339)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                              76,995             1,179,925               547,672               804,931
 Net Unrealized Gains (Losses)                           939,835             3,431,671               497,412             2,083,163
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains                    1,016,830             4,611,596             1,045,084             2,888,094
                                            --------------------- --------------------- --------------------- ---------------------

Increase in Net Assets
 Resulting from Operations                               979,434             4,461,584             1,011,647             2,801,755
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                   133                15,117                12,634                   887
 Transfers of Policy Loading, Net                        (12,038)              (76,421)              (18,624)              (24,411)
 Transfers Due to Deaths                                       0               (25,998)                    0               (17,239)
 Transfers Due to Other Terminations                      (4,674)             (330,900)              (39,923)              (59,076)
 Transfers Due to Policy Loans                            66,684              (666,457)             (209,895)              (65,074)
 Transfers of Cost of Insurance                          (59,623)             (220,243)              (52,758)             (113,608)
 Transfers of Loan Processing Charges                     (5,739)              (24,379)              (11,413)              (14,451)
 Transfers Among Investment Divisions                  1,535,421               795,262               369,986              (681,485)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                 1,520,164              (534,019)               50,007              (974,457)
                                            --------------------- --------------------- --------------------- ---------------------

Increase (Decrease) in Net Assets                      2,499,598             3,927,565             1,061,654             1,827,298
Net Assets Beginning Balance                           3,122,901            15,092,204             3,234,021             8,367,556
                                            --------------------- --------------------- --------------------- ---------------------
Net Assets Ending Balance                   $          5,622,499  $         19,019,769  $          4,295,675  $         10,194,854
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                            Divisions Investing In
                                            ---------------------------------------------------------------------------------------


                                                     2008                  2009                  2010                  2011
                                                     Trust                 Trust                 Trust                 Trust
                                            --------------------- --------------------- --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0  $                  0  $                  0
 Mortality and Expense Charges                          (120,324)              (51,094)              (41,651)               (9,176)
 Transaction Charges                                     (70,339)              (30,692)              (23,311)               (5,475)
                                            --------------------- --------------------- --------------------- ---------------------
  Net Investment Income (Loss)                          (190,663)              (81,786)              (64,962)              (14,651)
                                            --------------------- --------------------- --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             884,636               941,985             1,484,526               203,644
 Net Unrealized Gains (Losses)                         5,812,953             2,134,127               964,757               418,302
                                            --------------------- --------------------- --------------------- ---------------------
  Net Realized and Unrealized Gains                    6,697,589             3,076,112             2,449,283               621,946
                                            --------------------- --------------------- --------------------- ---------------------

Increase in Net Assets
 Resulting from Operations                             6,506,926             2,994,326             2,384,321               607,295
                                            --------------------- --------------------- --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums
 Transfers of Policy Loading, Net                         39,511                44,508                59,489                     0
 Transfers Due to Deaths                                (104,127)              (27,948)              (25,276)              (17,288)
 Transfers Due to Other Terminations                    (123,223)                    0               (30,038)              (93,725)
 Transfers Due to Policy Loans                          (521,395)              (73,640)              (56,753)                  654
 Transfers of Cost of Insurance                         (242,497)             (121,680)             (169,730)                3,551
 Transfers of Loan Processing Charges                   (267,820)             (121,706)              (84,072)              (13,654)
 Transfers Among Investment Divisions                    (43,536)              (23,519)              (13,730)               (1,605)
                                                        (150,546)             (482,490)             (786,513)             (993,610)
Increase (Decrease) in Net Assets           --------------------- --------------------- --------------------- ---------------------
 Resulting from Principal Transactions
                                                      (1,413,633)             (806,475)           (1,106,623)           (1,115,677)
                                            --------------------- --------------------- --------------------- ---------------------
Increase (Decrease) in Net Assets
Net Assets Beginning Balance                           5,093,293             2,187,851             1,277,698              (508,382)
                                                      18,386,817             7,683,951             6,193,267             1,975,183
Net Assets Ending Balance                   --------------------- --------------------- --------------------- ---------------------
                                            $         23,480,110  $          9,871,802  $          7,470,965  $          1,466,801
                                            ===================== ===================== ===================== =====================

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
MERRILL LYNCH LIFE INSURANCE COMPANY
SUPPLEMENTAL CONSOLIDATING SCHEDULE OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                      Divisions Investing In
                                            -------------------------------------------


                                                     2013                  2014
                                                     Trust                 Trust
                                            --------------------- ---------------------
Investment Income (Loss):
 Reinvested Dividends                       $                  0  $                  0
 Mortality and Expense Charges                           (11,340)              (43,817)
 Transaction Charges                                      (6,937)              (26,762)
                                            --------------------- ---------------------
  Net Investment Income (Loss)                           (18,277)              (70,579)
                                            --------------------- ---------------------

Realized  and Unrealized Gains (Losses):
 Net Realized Gains (Losses)                             557,038             2,723,833
 Net Unrealized Gains (Losses)                           332,611               694,060
                                            --------------------- ---------------------
  Net Realized and Unrealized Gains                      889,649             3,417,893
                                            --------------------- ---------------------

Increase in Net Assets
 Resulting from Operations                               871,372             3,347,314
                                            --------------------- ---------------------

Changes from Principal Transactions:
 Transfers of Net Premiums                                 3,999                16,291
 Transfers of Policy Loading, Net                        (39,511)              207,183
 Transfers Due to Deaths                                       0              (104,364)
 Transfers Due to Other Terminations                         855              (212,025)
 Transfers Due to Policy Loans                          (132,678)              (58,784)
 Transfers of Cost of Insurance                          (17,748)             (180,134)
 Transfers of Loan Processing Charges                     (4,108)              (36,487)
 Transfers Among Investment Divisions                 (1,399,914)            4,278,387
                                            --------------------- ---------------------
Increase (Decrease) in Net Assets
 Resulting from Principal Transactions                (1,589,105)            3,910,067
                                            --------------------- ---------------------

Increase (Decrease) in Net Assets                       (717,733)            7,257,381
Net Assets Beginning Balance                           2,170,859             3,958,944
                                            --------------------- ---------------------
Net Assets Ending Balance                   $          1,453,126  $         11,216,325
                                            ===================== =====================







INDEPENDENT AUDITORS' REPORT


The Board of Directors of
Merrill Lynch Life Insurance Company:

We have audited the accompanying balance sheets of Merrill Lynch Life Insurance Company (the "Company"), a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc., as of December 31, 1997 and 1996, and the related statements of earnings, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



February 23, 1998

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 1997 AND 1996
(Dollars in Thousands)


                                                                          1997                  1996
                                                                    --------------        --------------
ASSETS
------
INVESTMENTS:
 Fixed maturity securities, at estimated fair value
   (amortized cost: 1997 - $2,927,562; 1996 - $3,232,643)            $  3,008,608          $  3,301,588
 Equity securities, at estimated fair value
   (cost: 1997 - $72,599; 1996 - $32,988)                                  73,612                35,977
 Trading account securities, at estimated fair value                       15,625                     -
 Mortgage loans                                                                 -                70,503
 Real estate held-for-sale                                                 31,805                28,851
 Policy loans on insurance contracts                                    1,118,139             1,092,071
                                                                    --------------        --------------
  Total Investments                                                     4,247,789             4,528,990
                                                                    --------------        --------------

CASH AND CASH EQUIVALENTS                                                  86,388                94,991
ACCRUED INVESTMENT INCOME                                                  78,224                86,186
DEFERRED POLICY ACQUISITION COSTS                                         365,105               366,461
REINSURANCE RECEIVABLES                                                     1,617                 2,642
AFFILIATED RECEIVABLES - NET                                                  166                     -
RECEIVABLES FROM SECURITIES SOLD                                           75,820                     -
OTHER ASSETS                                                               49,353                42,861
SEPARATE ACCOUNTS ASSETS                                                9,149,119             7,615,362
                                                                    --------------        --------------
TOTAL ASSETS                                                         $ 14,053,581          $ 12,737,493
                                                                    ==============        ==============



See notes to financial statements.






                                                                          1997                 1996
                                                                    --------------        --------------
LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
LIABILITIES:
 POLICY LIABILITIES AND ACCRUALS:
   Policyholders' account balances                                   $  4,188,110          $  4,480,048
   Claims and claims settlement expenses                                   50,574                39,666
                                                                    --------------        --------------
          Total policy liabilities and accruals                         4,238,684             4,519,714

 OTHER POLICYHOLDER FUNDS                                                  27,160                19,420
 LIABILITY FOR GUARANTY FUND ASSESSMENTS                                   15,374                18,773
 FEDERAL INCOME TAXES - DEFERRED                                            1,183                 6,714
 FEDERAL INCOME TAXES - CURRENT                                            24,438                20,968
 AFFILIATED PAYABLES - NET                                                      -                 6,164
 PAYABLES FOR SECURITIES PURCHASED                                         95,135                13,483
 OTHER LIABILITIES                                                         54,434                37,243
 SEPARATE ACCOUNTS LIABILITIES                                          9,149,119             7,605,194
                                                                    --------------        --------------
          Total Liabilities                                            13,605,527            12,247,673
                                                                    --------------        --------------

STOCKHOLDER'S EQUITY:
 Common stock, $10 par value - 200,000 shares
   authorized, issued and outstanding                                       2,000                 2,000
 Additional paid-in capital                                               347,324               402,937
 Retained earnings                                                         80,735                79,387
 Accumulated other comprehensive income                                    17,995                 5,496
                                                                    --------------        --------------
          Total Stockholder's Equity                                      448,054               489,820
                                                                    --------------        --------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                           $ 14,053,581          $ 12,737,493
                                                                    ==============        ==============

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Dollars in Thousands)


                                                                          1997                 1996                  1995
                                                                    --------------        --------------        --------------
REVENUES:
 Investment revenue:
   Net investment income                                             $    308,702          $    336,661          $    376,166
   Net realized investment gains                                           13,289                 8,862                 4,525
 Policy charge revenue                                                    178,933               158,829               141,722
                                                                    --------------        --------------        --------------
        Total Revenues                                                    500,924               504,352               522,413
                                                                    --------------        --------------        --------------

BENEFITS AND EXPENSES:
 Interest credited to policyholders' account balances                     209,542               235,255               261,760
 Market value adjustment expense                                            4,079                 6,071                 5,805
 Policy benefits (net of reinsurance recoveries: 1997 - $10,439;
    1996 - $8,317; 1995 - $6,482)                                          27,029                21,052                19,374
 Reinsurance premium ceded                                                 17,879                15,582                13,896
 Amortization of deferred policy acquisition costs                         72,111                62,036                58,669
 Insurance expenses and taxes                                              49,105                47,077                44,124
                                                                     -------------        --------------        --------------
        Total Benefits and Expenses                                       379,745               387,073               403,628
                                                                     -------------        --------------        --------------
               Earnings Before Federal Income Tax Provision               121,179               117,279               118,785
                                                                     -------------        --------------        --------------

FEDERAL INCOME TAX PROVISION (BENEFIT):
 Current                                                                   52,705                22,814                38,335
 Deferred                                                                 (12,261)               15,078                 3,968
                                                                    --------------        --------------        --------------
        Total Federal Income Tax Provision                                 40,444                37,892                42,303
                                                                    --------------        --------------        --------------

NET EARNINGS                                                         $     80,735          $     79,387          $     76,482
                                                                    ==============        ==============        ==============


See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Dollars in Thousands)


                                                                           1997                 1996                 1995
                                                                    --------------        --------------        --------------
NET EARNINGS                                                         $     80,735          $     79,387          $     76,482
                                                                    --------------        --------------        --------------

OTHER COMPREHENSIVE INCOME, NET OF TAX:

 Net unrealized gains (losses) on investment securities:
   Net unrealized holding gains (losses) arising during the period         22,347               (79,749)              310,981
   Reclassification adjustment for gains included in net earnings         (12,390)               (8,622)               (4,351)
                                                                    --------------        --------------        --------------

   Net unrealized gains (losses) on investment securities                   9,957               (88,371)              306,630

   Adjustments for:
     Policyholder liabilities                                              10,094                58,415              (123,856)
     Deferred policy acquisition costs                                       (822)               12,411               (89,261)

 Income tax (expense) benefit related to items of
   other comprehensive income                                              (6,730)                6,141               (32,729)
                                                                    --------------        --------------        --------------

 Other comprehensive income, net of tax                                    12,499               (11,404)               60,784
                                                                    --------------        --------------        --------------

COMPREHENSIVE INCOME                                                 $     93,234          $     67,983          $    137,266
                                                                    ==============        ==============        ==============


See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Dollars in Thousands)

                                                                                                     Accumulated
                                                                 Additional                             Other             Total
                                                 Common           paid-in           Retained        Comprehensive     stockholder's
                                                 stock            capital           earnings           Income             equity
                                             -------------     -------------     -------------     -------------      -------------
BALANCE, JANUARY 1, 1995                      $     2,000       $   535,450       $    66,005       $   (43,884)       $   559,571

 Dividend to Parent                                                 (33,995)          (66,005)                            (100,000)
 Net earnings                                                                          76,482                               76,482
 Other comprehensive income, net of tax                                                                  60,784             60,784
                                             -------------     -------------     -------------     -------------      -------------

BALANCE, DECEMBER 31, 1995                          2,000           501,455            76,482            16,900            596,837

 Dividend to Parent                                                 (98,518)          (76,482)                            (175,000)
 Net earnings                                                                          79,387                               79,387
 Other comprehensive income, net of tax                                                                 (11,404)           (11,404)
                                             -------------     -------------     -------------     -------------      -------------

BALANCE, DECEMBER 31, 1996                          2,000           402,937            79,387             5,496            489,820

 Dividend to Parent                                                 (55,613)          (79,387)                            (135,000)
 Net earnings                                                                          80,735                               80,735
 Other comprehensive income, net of tax                                                                  12,499             12,499
                                             -------------     -------------     -------------     -------------      -------------

BALANCE, DECEMBER 31, 1997                    $     2,000       $   347,324       $    80,735       $    17,995        $   448,054
                                             =============     =============     =============     =============      =============



See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Dollars in Thousands)


                                                                           1997                 1996                 1995
                                                                    --------------        --------------        --------------
OPERATING ACTIVITIES:
 Net earnings                                                        $     80,735          $     79,387          $     76,482
  Adjustments to reconcile net earnings to net cash and cash equivalents provided (used) by operating activities:
    Amortization of deferred policy acquisition costs                      72,111                62,036                58,669
    Capitalization of policy acquisition costs                            (71,577)              (43,668)              (54,014)
    Amortization, (accretion) and depreciation of investments              (4,672)               (4,836)               (6,763)
    Net realized investment gains                                         (13,289)               (8,862)               (4,525)
    Interest credited to policyholders' account balances                  209,542               235,255               261,760
    Provision (benefit) for deferred Federal income tax                   (12,261)               15,078                 3,968
    Changes in operating assets and liabilities:
      Accrued investment income                                             7,962                 5,756                 3,191
      Claims and claims settlement expenses                                10,908                 9,854                 3,635
      Federal income taxes - current                                        3,470                13,935                 4,759
      Other policyholder funds                                              7,740                 5,813                (7,614)
      Liability for guaranty fund assessments                              (3,399)               (2,371)               (3,630)
      Affiliated payables                                                  (6,330)                3,735                 5,542
    Policy loans on insurance contracts                                   (26,068)              (52,804)              (54,054)
    Trading account securities                                            (14,928)                    -                     -
    Other, net                                                             11,721                (2,393)              (12,280)
                                                                    --------------        --------------        --------------
            Net cash and cash equivalents provided
                by operating activities                                   251,665               315,915                275,126
                                                                    --------------        --------------        ---------------

INVESTING ACTIVITIES:
   Sales of available-for-sale securities                                 846,041               847,091                620,853
   Maturities of available-for-sale securities                            595,745               536,449                570,923
   Purchases of available-for-sale securities                          (1,156,222)             (956,840)              (816,564)
   Mortgage loans principal payments received                              68,864                22,789                 30,767
   Purchases of mortgage loans                                             (5,375)                    -                 (3,608)
   Sales of real estate held-for-sale                                       6,060                 5,407                  9,710
   Improvements to real estate held-for-sale                                    -                     -                   (683)
   Recapture of investment in Separate Accounts                            11,026                 8,829                  6,559
   Investment in Separate Accounts                                            (21)              (10,063)                  (377)
                                                                    --------------        --------------        ---------------
            Net cash and cash equivalents provided
                by investing activities                                   366,118               453,662                417,580
                                                                    --------------        --------------        ---------------





See notes to financial statements.                                 (Continued)

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
(Concluded) (Dollars In Thousands)

                                                                           1997                 1996                 1995
                                                                    --------------        --------------        --------------
FINANCING ACTIVITIES:
   Dividends paid to parent                                          $   (135,000)         $   (175,000)         $   (100,000)
   Policyholders' account balances:
       Deposits                                                         1,101,934               542,062               567,430
       Withdrawals (including transfers to/from Separate Accounts)     (1,593,320)           (1,090,572)           (1,250,299)
                                                                    --------------        --------------        --------------
           Net cash and cash equivalents used
               by financing activities                                   (626,386)             (723,510)             (782,869)
                                                                    --------------        --------------        --------------

  NET INCREASE (DECREASE) IN CASH AND
    CASH EQUIVALENTS                                                       (8,603)               46,067               (90,163)

CASH AND CASH EQUIVALENTS
  Beginning of year                                                        94,991                48,924               139,087
                                                                    --------------         -------------         -------------
  End of year                                                        $     86,388           $    94,991           $    48,924
                                                                    ==============         =============         =============

Supplementary Disclosure of Cash Flow Information:
   Cash paid to affiliates for:
     Federal Federal iincome taxes                                   $     49,235          $      8,880          $     33,576
     Interest                                                                 842                   988                 1,310



See notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly-owned subsidiary of Merrill Lynch Insurance
Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
 (Dollars in Thousands)


 NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Reporting: Merrill Lynch Life Insurance Company (the
"Company") is a wholly-owned subsidiary of Merrill Lynch
Insurance Group, Inc. ("MLIG"). The Company is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.
("Merrill Lynch & Co.").

The Company sells non-participating life insurance and annuity products which comprise one business segment. The primary products that the Company currently markets are variable life insurance, variable annuities, market value adjusted annuities, and immediate annuities. The Company is currently licensed to sell insurance in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a wholly-owned broker-dealer subsidiary of Merrill Lynch & Co.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles and prevailing industry practices, both of which require management to make estimates that affect the reported amounts and disclosure of contingencies in the financial statements. Actual results could differ from those estimates.

Revenue Recognition: Revenues for the Company's interest-sensitive life, interest-sensitive annuity, variable life and variable annuity products consist of policy charges for the cost of insurance, deferred sales charges, policy administration charges and/or withdrawal charges assessed against policyholders' account balances during the period.

Policyholders' Account Balances: Liabilities for the Company's universal life type contracts, including its life insurance and annuity products, are equal to the full accumulation value of such contracts as of the valuation date plus deficiency reserves for certain products. Interest-crediting rates for the Company's fixed-rate products are as follows:

 Interest-sensitive life products           4.00% -  5.70%
 Interest-sensitive deferred annuities      3.55% -  8.77%
 Immediate annuities                        3.00% - 10.00%

These rates may be changed at the option of the Company, subject to minimum guarantees, after initial guaranteed rates expire.

Liabilities for unpaid claims equal the death benefit for those claims which have been reported to the Company and an estimate based upon prior experience for those claims which are unreported as of the valuation date.

Reinsurance: In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on a single life.

Indemnity reinsurance agreements do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company holds collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $635 that can be drawn upon for delinquent reinsurance recoverables.

As of December 31, 1997, the Company had life insurance inforce that was ceded to other life insurance companies of $2,879,306.

The Company entered into an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer's variable annuity premiums sold through the Merrill Lynch & Co. distribution system. At December 31, 1997, the Company's quota share of variable annuity premiums related to this agreement was $35 million.

Deferred Policy Acquisition Costs: Policy acquisition costs for life and annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of deferred policy acquisition costs.

Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance, that are primarily related to and vary with the production of new business. Certain costs and expenses reported in the statements of earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing in-force policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

The Company has entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-year period using an effective interest rate of 9.01%. This reinsurance agreement provides for payment of contingent ceding commissions based upon the persistency and mortality experience of the insurance contracts assumed. Any payments made for the contingent ceding commissions are capitalized and amortized using an identical methodology as that used for the initial acquisition costs. The following is a reconciliation of the acquisition costs related to the reinsurance agreement for the years ended December 31:

                         1997            1996            1995
                     ------------   ------------    ------------

Beginning balance     $  112,249     $  124,833      $  133,388
Capitalized  amounts       5,077          5,077          13,708
Interest accrued           9,653         10,669          11,620
Amortization             (24,727)       (28,330)        (33,883)
                     ------------   ------------    ------------
Ending balance        $  102,252     $  112,249      $  124,833
                     ============   ============    ============

The following table presents the expected amortization, net of interest accrued, of these deferred acquisition costs over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits on the reinsured policies.

                   1998      11,030
                   1999       9,927
                   2000       8,935
                   2001       8,041
                   2002       7,237

Investments: The Company's investments in debt and equity securities are classified as either available-for-sale or trading and are reported at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder's equity, net of tax. Unrealized gains and losses on trading account securities are included in net realized investment gains. If a decline in value of a security is determined by management to be other-than-temporary, the carrying value is adjusted to the estimated fair value at the date of this determination and recorded as net realized investment gains (losses).

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Realized gains and losses on the sale or maturity of the investments are determined on the basis of specific identification.

Certain fixed maturity securities are considered non-investment grade. The Company defines non-investment grade fixed maturity securities as unsecured debt obligations that do not have a rating equivalent to Standard and Poor's (or similar rating agency) BBB- or higher.

During the first quarter 1997, the Company terminated its interest rate swap contracts that were carried at estimated fair value and recorded as a component of fixed maturity securities. Interest income and realized and unrealized gains and losses were recorded on the same basis as fixed maturity securities available-for-sale.

As of December 31, 1997, the Company had no mortgage loans outstanding. Mortgage loans were stated at unpaid principal balances, net of valuation allowances. Such valuation allowances were based on the decline in value expected to be realized on mortgage loans that may not be collectible in full. In establishing valuation allowances, management considered, among other things, the estimated fair value of the underlying collateral.

The Company recognized income from mortgage loans based on the cash payment interest rate of the loan, which may be different from the accrual interest rate of the loan for certain outstanding mortgage loans. The Company recognized a realized gain at the date of the satisfaction of the loan at contractual terms for loans where there was a difference between the cash payment interest rate and the accrual interest rate. For all loans the Company stopped accruing income when an interest payment default either occurred or was probable. Impairments of mortgage loans were established as valuation allowances and recorded to net realized investment gains or losses.

Real estate held-for-sale, is stated at estimated fair value less estimated selling costs.

Policy loans on insurance contracts are stated at unpaid principal balances.

Investments in limited partnerships are carried at cost.

Income Taxes: The results of operations of the Company are included in the consolidated Federal income tax return of Merrill Lynch & Co. The Company has entered into a tax-sharing agreement with Merrill Lynch & Co. whereby the Company will calculate its current tax provision based on its operations. Under the agreement, the Company periodically remits to Merrill Lynch & Co. its current Federal tax liability.

The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the financial statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period such changes are enacted. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Insurance companies are generally subject to taxes on premiums and in substantially all states are exempt from state income taxes.

Separate Accounts: Separate Accounts are established in conformity with Arkansas State Insurance law, the Company's domiciliary state, and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to general claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities.

Assets and liabilities of Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of policyholders, are shown as separate captions in the balance sheets.

Statements of Comprehensive Income: During 1997, the Company adopted SFAS No. 130, "Reporting Comprehensive Income" ("SFAS
No. 130"). SFAS No. 130 defines comprehensive income as all non-owner changes in equity during a period. Comprehensive income is reported in the Statements of Comprehensive Income included in the financial statements for the years ended
December 31, 1997, 1996 and 1995.

Statements of Cash Flows: For the purpose of reporting cash flows, cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less.

Reclassifications: To facilitate comparisons with the current year, certain amounts in the prior years have been reclassified.

NOTE 2.   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial instruments are carried at fair value or amounts that approximate fair value. The carrying value of financial instruments as of December 31 were:

                                                                          1997                 1996
                                                                    --------------        --------------
  Assets:
   Fixed maturity securities:
    Securities (1)                                                   $  3,008,608          $  3,301,858
    Interest rate swaps (2)                                                     -                  (270)
                                                                    --------------         -------------
      Total fixed maturity securities                                   3,008,608             3,301,588
                                                                    --------------         -------------

   Equity securities (1)                                                   73,612                35,977
   Trading account securities (1)                                          15,625                     -
   Mortgage loans (3)                                                           -                70,503
   Policy loans on insurance contracts (4)                              1,118,139             1,092,071
   Cash and cash equivalents (5)                                           86,388                94,991
   Separate Accounts assets (6)                                         9,149,119             7,615,362
                                                                    --------------        --------------

Total financial instruments recorded as assets                       $ 13,451,491          $ 12,210,492
                                                                    ==============        ==============

 (1) For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow model, including provision for credit risk, based upon the assumption that such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 1997 and 1996, securities without a readily ascertainable market value, having an amortized cost of $389,728 and $338,515, had an estimated fair value of $396,253 and $348,066, respectively.

 (2) Estimated fair values for the Company's interest rate swaps are based on a discounted cash flow model.

 (3) The estimated fair value of mortgage loans approximates the carrying value.

 (4) The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

 (5) The estimated fair value of cash and cash equivalents approximates the carrying value.

 (6) Assets held in Separate Accounts are carried at quoted market values.

NOTE 3.   INVESTMENTS

The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities (excluding trading account securities) as of December 31 were:

                                                                          1997
                                             -------------------------------------------------------------------
                                                 Cost /            Gross            Gross            Estimated
                                               Amortized         Unrealized       Unrealized           Fair
                                                 Cost              Gains            Losses             Value
                                             -------------     -------------     -------------     -------------
  Fixed maturity securities:
   Corporate debt securities                  $ 2,412,171       $    73,318       $     6,963       $ 2,478,526
   Mortgage-backed securities                     339,015            12,320               224           351,111
   U.S. Government and agencies                   119,107             2,767               111           121,763
   Foreign governments                             36,585               198             1,125            35,658
   Municipals                                      20,684               866                 -            21,550
                                             -------------     -------------     -------------     -------------

      Total fixed maturity securities         $ 2,927,562       $    89,469       $     8,423       $ 3,008,608
                                             =============     =============     =============     =============

  Equity securities:
   Non-redeemable preferred stocks            $    67,845       $     1,187       $       185       $    68,847
   Common stocks                                    4,754                11                 -             4,765
                                             -------------     -------------     -------------     -------------

      Total equity securities                 $    72,599       $     1,198       $       185       $    73,612
                                             =============     =============     =============     =============


                                                                             1996
                                             -------------------------------------------------------------------
                                                  Cost /           Gross            Gross            Estimated
                                               Amortized        Unrealized        Unrealized           Fair
                                                  Cost             Gains            Losses            Value
                                             -------------     -------------     -------------     -------------
  Fixed maturity securities:
   Corporate debt securities                  $ 2,652,225       $    67,590       $    11,765       $ 2,708,050
   Mortgage-backed securities                     503,997            12,447             1,948           514,496
   U.S. Government and agencies                    54,386             2,303               158            56,531
   Foreign governments                             18,111               182               140            18,153
   Municipals                                       3,924               434                 -             4,358
                                             -------------     -------------     -------------     -------------

      Total fixed maturity securities         $ 3,232,643       $    82,956       $    14,011       $ 3,301,588
                                             =============     =============     =============     =============

  Equity securities:
   Non-redeemable preferred stocks            $    30,554       $     2,983       $        85       $    33,452
   Common stocks                                    2,434                91                 -             2,525
                                             -------------     -------------     -------------     -------------

      Total equity securities                 $    32,988       $     3,074       $        85       $    35,977
                                             =============     =============     =============     =============

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997 by contractual maturity were:

                                                                   Estimated
                                                  Amortized          Fair
                                                     Cost            Value
                                               -------------    --------------

  Fixed maturity securities:
   Due in one year or less                      $   224,663      $    225,887
   Due after one year through five years          1,343,383         1,380,248
   Due after five years through ten years           740,784           764,272
   Due after ten years                              279,717           287,090
                                               -------------    --------------
                                                  2,588,547         2,657,497
   Mortgage-backed securities                       339,015           351,111
                                               -------------    --------------

    Total fixed maturity securities             $ 2,927,562      $  3,008,608
                                               =============    ==============

Fixed maturity securities not due at a single maturity date have been included in the preceding table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997 by rating agency equivalent were:

                                                                   Estimated
                                                  Amortized           Fair
                                                    Cost              Value
                                               -------------     -------------
 AAA                                            $   623,503       $   642,188
 AA                                                 169,805           172,454
 A                                                  926,398           950,610
 BBB                                              1,046,614         1,080,036
 Non-investment grade                               161,242           163,320
                                               -------------     -------------

   Total fixed maturity securities              $ 2,927,562       $ 3,008,608
                                               =============     =============

The Company has recorded certain adjustments to deferred policy acquisition costs and policyholders' account balances in connection with investments classified as available-for-sale. The Company adjusts those assets and liabilities as if the unrealized investment gains or losses from securities classified as available-for-sale had actually been realized, with corresponding credits or charges reported directly to stockholder's equity. The following reconciles the net unrealized investment gain on investment securities classified as available- for-sale as of December 31:

                                                                          1997                 1996
                                                                    --------------        --------------
 Assets:
  Fixed maturity securities                                          $     81,046          $     68,945
  Equity securities                                                         1,013                 2,989
  Deferred policy acquisition costs                                        (5,452)               (4,630)
  Separate Accounts assets                                                      -                   168
                                                                    --------------        --------------
                                                                           76,607                67,472
                                                                    --------------        --------------

 Liabilities:
  Policyholders' account balances                                          48,923                59,017
  Federal income taxes - deferred                                           9,689                 2,959
                                                                    --------------        --------------
                                                                           58,612                61,976
                                                                    --------------        --------------
 Stockholder's equity:
Net unrealized investment gain on investment securities              $     17,995          $      5,496
                                                                    ==============        ==============

During the third quarter 1997, the Company provided $15,000 initial funding for a trading portfolio, composed of convertible debt and equity securities. The net unrealized holdings gains on trading account securities earned as of December 31, 1997, and included in net realized investment gains are $520.

During the first quarter 1997, the Company terminated its interest rate swap contracts which it held for the purpose of minimizing exposure to fluctuations in interest rates related to specific investment securities held. The notional amount of such swaps outstanding at December 31 1996 was approximately $9,000. The swaps were transacted with investment grade counterparties. As of December 31, 1996, the Company's interest rate swap contracts were in a $270 unrealized loss position. During 1997, 1996 and 1995, there were no realized investment gains or losses recorded.

Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended
December 31 were:
                                        1997          1996         1995
                                     -----------  -----------  -----------
 Proceeds                             $ 846,041    $ 847,091    $ 620,853
 Gross realized investment gains         16,783       19,078       14,196
 Gross realized investment losses         7,193       10,749       10,813


The Company had investment securities with a carrying value of $26,508 and $27,726 that were deposited with insurance regulatory authorities at December 31, 1997 and 1996, respectively.

During 1997, the Company realized a $1,005 gain on the sale of its remaining investment in the Separate Accounts. At December 31, 1996, the Company had invested $10,168 in Separate Accounts,
including $168 of unrealized gains.   The investments in Separate
Accounts are for the purpose of providing original funding of certain mutual fund portfolios available as investment options to variable life and annuity policyholders.

At December 31, 1997, the Company held no mortgage loans on real estate. The carrying value and established valuation allowances of impaired mortgage loans on real estate as of December 31, 1996 were $44,239 and $17,652, respectively.

Additional information on impaired loans for the years ended
December 31 follows:

                                                1997         1996        1995
                                           -----------  -----------  -----------

 Average investment in impaired loans       $  30,945    $  79,668    $ 124,089
 Interest income recognized (cash-basis)        2,830        4,848        5,482

For the years ended December 31, 1997, 1996 and 1995, $7,891,
$28,555 and $1,300, respectively, of real estate held-for-sale was acquired in satisfaction of debt.

Net investment income arose from the following sources for the years ended December 31:

                                                  1997          1996           1995
                                             ------------   ------------   ------------
 Fixed maturity securities                    $  236,325     $  266,916     $  305,648
 Equity securities                                 3,020          1,876          1,329
 Mortgage loans                                    4,627          9,764         12,250
 Real estate held-for-sale                         1,939            563            153
 Policy loans on insurance contracts              57,998          56,512         53,576
 Cash and cash equivalents                         9,570           6,710          8,463
 Other                                               709             899          1,753
                                             ------------    ------------   ------------

 Gross investment income                         314,188         343,240        383,172
 Less investment expenses                         (5,486)         (6,579)        (7,006)
                                             ------------    ------------   ------------

 Net investment income                        $  308,702      $  336,661     $  376,166
                                             ============    ============   ============

Net realized investment gains (losses), including changes in valuation allowances for the years ended December 31:

                                                   1997           1996           1995
                                              ------------   ------------   ------------
  Fixed maturity securities                    $    6,149     $    4,690     $    1,908
  Equity securities                                 3,441          3,639          1,475
  Trading account securities                          697              -              -
  Investment in Separate Accounts                   1,005            106           (369)
  Mortgage loans                                    6,252            599            334
  Real estate held-for-sale                        (4,252)          (171)         1,177
  Cash and cash equivalents                            (3)            (1)             -
                                              ------------   ------------   ------------

  Net realized investment gains                $   13,289     $    8,862     $    4,525
                                              ============   ============   ============

 The following is a reconciliation of the change in valuation allowances that have been recorded to reflect other-than-temporary declines in estimated fair value of mortgage loans for the years ended December 31:

                 Balance at      Additions                     Balance at
                 Beginning      Charged to        Write -         End
                  of Year       Operations        Downs         of Year
                -----------    ------------    -----------    -----------

  Mortgage loans:
       1997      $  17,652      $        -      $  17,652      $       -
       1996         35,881               -         18,229         17,652
       1995         40,070               -          4,189         35,881


 The Company held no investments at December 31, 1997 which have been non-income producing for the preceding twelve months.

 The Company has committed to participate in a limited partnership that invests in leveraged transactions. As of December 31, 1997, $4,744 has been advanced towards the Company's $10,000 commitment to the limited partnership.

NOTE 4.   FEDERAL INCOME TAXES

 The following is a reconciliation of the provision for income taxes based on earnings before income taxes, computed using the Federal statutory tax rate, with the provision for income taxes for the years ended December 31:

                                                      1997         1996         1995
                                                   ----------   ----------   ----------
  Provision for income taxes computed at Federal
    statutory rate                                  $ 42,413     $ 41,048     $ 41,575

  Increase (decrease) in income taxes resulting
   from:
    Dividend received deduction                       (1,969)      (3,135)        (532)
    Release of policyholders' surplus                      -            -        1,991
    Tax deductible interest                                -            -         (718)
    Other                                                  -          (21)         (13)
                                                   ----------   ----------   ----------
Federal income tax provision                        $ 40,444     $ 37,892     $ 42,303
                                                   ==========   ==========   ==========

 The Federal statutory rate for each of the three years in the period ended December 31, 1997 was 35%.

 The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each are as follows:

                                                                           1997                 1996                1995
                                                                    --------------        --------------        --------------
  Deferred policy acquisition costs                                  $     (2,422)         $     (5,770)         $     (2,179)
  Policyholders' account balances                                         (16,099)               15,004                    66
  Liability for guaranty fund assessments                                   1,190                   760                   249
  Investment adjustments                                                    5,070                 5,122                 5,563
  Other                                                                         -                   (38)                  269
                                                                    --------------        --------------        --------------
  Deferred Federal income tax
   provision (benefit)                                               $    (12,261)         $     15,078          $      3,968
                                                                    ==============        ==============        ==============

Deferred tax assets and liabilities as of December 31 are determined as follows:

                                                                          1997                  1996
                                                                    --------------        --------------
  Deferred tax assets:
   Policyholders' account balances                                   $     95,182          $     79,083
   Investment adjustments                                                     601                 5,671
   Liability for guaranty fund assessments                                  5,381                 6,571
                                                                    --------------        --------------
      Total deferred tax assets                                           101,164                91,325
                                                                    --------------        --------------

  Deferred tax liabilities:
   Deferred policy acquisition costs                                       88,670                91,092
   Net unrealized investment gain on investment securities                  9,689                 2,959
   Other                                                                    3,988                 3,988
                                                                    --------------        --------------
      Total deferred tax liabilities                                      102,347                98,039
                                                                    --------------        --------------

      Net deferred tax liability                                     $      1,183          $      6,714
                                                                    ================      ==============



 The Company anticipates that all deferred tax assets will be realized; therefore no valuation allowance has been provided.

NOTE 5.   RELATED PARTY TRANSACTIONS

 The Company and MLIG are parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Company on an allocated cost basis. Charges billed to the Company by MLIG pursuant to the agreement were $43,028, $43,515 and $41,729 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company is allocated interest expense on its accounts payable to MLIG which approximates the daily Federal funds rate. Total intercompany interest paid was $842, $988 and $1,310 for 1997, 1996 and 1995, respectively.

 The Company and Merrill Lynch Asset Management, L.P. ("MLAM") are parties to a service agreement whereby MLAM has agreed to provide certain invested asset management services to the Company. The Company pays a fee to MLAM for these services through the MLIG service agreement. Charges attributable to this agreement and allocated to the Company by MLIG were $1,913, $2,279 and $2,635 for 1997, 1996 and 1995, respectively.

 MLAM and MLIG have entered into an agreement with respect to administrative services for the Merrill Lynch Series Fund, Inc. ("Series Fund") and Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds"). The Company invests in the various mutual fund portfolios of the Series Fund and the Variable Series Funds in connection with the variable life and annuities the Company has in-force. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM. The Company received from MLIG its allocable share of such compensation in the amount of $19,057, $16,514 and $13,293 during 1997, 1996 and
 1995, respectively.

 The Company has a general agency agreement with Merrill Lynch Life Agency Inc. ("MLLA") whereby registered representatives of MLPF&S, who are the Company's licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA is paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $72,729, $42,639 and $43,984 for 1997, 1996 and 1995, respectively. Substantially all of these commissions were capitalized as deferred policy acquisition costs and are being amortized in accordance with the policy discussed in Note 1.

 During the first quarter 1997, the Company terminated its interest rate swap contracts which it entered into with Merrill Lynch Capital Services, Inc. ("MLCS") with a guarantee from Merrill Lynch & Co. At December 31, 1996, the notional amount of such interest rate swap contracts outstanding was $9,000. Net interest received from these interest rate swap contracts was $4, ($117), and $256 for 1997, 1996 and 1995, respectively.

 Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party's representations and contractual obligations thereunder.

 During 1997, the Company sold its investment in 2141 E.
 Camelback, Corp. to Merrill Lynch Mortgage Capital, Inc. The investment was sold at its carrying value of $5,375.

NOTE 6.   STOCKHOLDER'S EQUITY AND STATUTORY REGULATIONS

 During 1997, 1996, and 1995 the Company paid dividends of $135,000, $175,000, and $100,000, respectively, to MLIG. Of these stockholder's dividends, $110,030, $175,000 and $73,757, respectively, were extraordinary dividends as defined by Arkansas Insurance Law and were paid pursuant to approval granted by the Arkansas Insurance Commissioner.

 At December 31, 1997 and 1996, approximately $24,304 and $24,970, respectively, of stockholder's equity was available for distribution to MLIG. Statutory capital and surplus at December 31, 1997 and 1996, was $245,042 and $251,697,
 respectively.

 Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices primarily differ from the principles utilized in these financial statements by charging policy acquisition costs to expense as incurred, establishing future policy benefit reserves using different actuarial assumptions, not providing for deferred income taxes, and valuing securities on a different basis. The Company's statutory net income for 1997, 1996 and 1995 was $81,963, $93,532 and $121,451, respectively.

 The National Association of Insurance Commissioners ("NAIC") utilizes the Risk Based Capital ("RBC") adequacy monitoring system. The RBC calculates the amount of adjusted capital which a life insurance company should have based upon that company's risk profile. As of December 31, 1997 and 1996, based on the RBC formula, the Company's total adjusted capital level was 394% and 403%, respectively, of the minimum amount of capital required to avoid regulatory action.

NOTE 7.   COMMITMENTS AND CONTINGENCIES

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of policyholders from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's policyholder obligations (within specified limits). During 1991, and to a lesser extent 1992, there were certain highly publicized life insurance insolvencies. The Company has utilized public information to estimate what future assessments it will incur as a result of these insolvencies. At December 31, 1997 and 1996, the Company has established an estimated liability for future guaranty fund assessments of $15,374 and $18,773, respectively. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability as appropriate.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

                           PART II. OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

    Merrill Lynch Life Insurance Company's By-Laws provide, in Article VI, as follows:

    SECTION 1. ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    SECTION 2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

    SECTION 3. RIGHT TO INDEMNIFICATION. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    SECTION 4. DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

    Any persons serving as an officer, director or trustee of a corporation, trust, or other enterprise, including the Registrant, at the request of Merrill Lynch & Co., Inc. are entitled to indemnification from Merrill Lynch & Co. Inc., to the fullest extent authorized or permitted by law, for liabilities with respect to actions taken or omitted by such persons in any capacity in which such persons serve Merrill Lynch & Co., Inc. or such other corporation, trust, or other enterprise. Any action initiated by any such person for which indemnification is provided shall be approved by the Board of Directors of Merrill Lynch & Co., Inc. prior to such initiation.

DIRECTORS' AND OFFICERS' INSURANCE

    Merrill Lynch & Co., Inc. has purchased from Corporate Officers' and Directors' Assurance Company directors' and officers' liability insurance policies which cover, in addition to the indemnification described above, liabilities for which indemnification is not provided under the By-Laws. The Company will pay an allocable portion of the insurance premium paid by Merrill Lynch & Co., Inc. with respect to such insurance policy.

ARKANSAS BUSINESS CORPORATION LAW

    In addition, Section 4-26-814 of the Arkansas Business Corporation Law generally provides that a corporation has the power to indemnify a director or officer of the corporation, or a person serving at the request of the corporation as a director or officer of another corporation or other enterprise against any judgements, amounts paid in settlement, and reasonably incurred expenses in a civil or criminal action or proceeding if the director or officer acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (or, in the case of a criminal action or proceeding, if he or she in addition had no reasonable cause to believe that his or her conduct was unlawful).

    Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(E)

    Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

    The facing sheet.


    The Prospectus consisting of 93 pages.


    The undertaking to file reports.

    Rule 484 Undertaking.

    Representation Pursuant to Section 26(e).

    The signatures.

    Written Consents of the following persons:

       1.  Barry G. Skolnick, Esq.

       2.  Joseph E. Crowne, Jr., F.S.A.

       3.  Deloitte & Touche LLP, Independent Auditors

    The following exhibits:


       6.      Opinion and Consent of Joseph E. Crowne, Jr., F.S.A.
       8.(a)   Written Consent of Barry G. Skolnick, Esq.
       8.(b)   Written Consent of Joseph E. Crowne, Jr., F.S.A. See Exhibit 6.
       8.(c)   Written Consent of Deloitte & Touche LLP, Independent Auditors.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Merrill Lynch Life Variable Life Separate Account II, hereby certifies that this Post-Effective Amendment No. 8 meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Plainsboro and the State of New Jersey, on the 22nd day of April, 1998.


              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
                                  (REGISTRANT)

                    BY: MERRILL LYNCH LIFE INSURANCE COMPANY
                                  (DEPOSITOR)


Attest:    /s/ EDWARD W. DIFFIN, JR.                    By:        /s/ BARRY G. SKOLNICK
           ------------------------------------------              ------------------------------------------
           Edward W. Diffin, Jr.                                   Barry G. Skolnick
           Vice President                                          Senior Vice President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 22, 1998.

                      SIGNATURE
------------------------------------------------------

*
-------------------------------------------
Anthony J. Vespa

-------------------------------------------
Joseph E. Crowne, Jr.

-------------------------------------------
David M. Dunford

-------------------------------------------
Gail R. Farkas

                                                                *
/s/ BARRY G. SKOLNICK
-------------------------------------------
Barry G. Skolnick

                      SIGNATURE                                                         TITLE

------------------------------------------------------  ---------------------------------------------------------------------

*
-------------------------------------------             Chairman of the Board, President and Chief Executive Officer

Anthony J. Vespa
*
-------------------------------------------             Director, Senior Vice President, Chief Financial Officer, Chief

Joseph E. Crowne, Jr.                                   Actuary and Treasurer

*
-------------------------------------------             Director, Senior Vice President and Chief Investment Officer

David M. Dunford
*
-------------------------------------------             Director and Senior Vice President

Gail R. Farkas

/s/ BARRY G. SKOLNICK
-------------------------------------------             In his own capacity as Director, Senior Vice President, General

Barry G. Skolnick                                       Counsel, Secretary and as Attorney-In-Fact


                                 EXHIBIT INDEX


     1.A.        (1)  Resolutions of the Board of Directors of Merrill Lynch Life Insurance Company establishing the
                      Separate Account. Incorporated by Reference to Post-Effective Amendment No. 7 to the Registration
                      Statement filed by the Registrant on Form S-6 (File No. 33-43057).
                 (2)  Not applicable.
                 (3)  Distributing Contracts.
                      (a)        Distribution Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch,
                                 Pierce, Fenner & Smith Incorporated. Incorporated by Reference to Post-Effective
                                 Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life
                                 Separate Account on Form S-6 (File No. 33-55472).
                      (b)        Amended Sales Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch
                                 Life Agency, Inc. Incorporated by Reference to Post-Effective Amendment No. 8 to the
                                 Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form
                                 S-6 (File No. 33-55472).
                      (c)        Schedule of Sales Commissions. See Exhibit A (3)(b).
                 (4)  Not applicable.
                 (5)  (a)        Modified Single Premium Variable Life Insurance Policy. Incorporated by Reference to
                                 Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No.
                                 33-43058).
                 (5)  (b1)       Guarantee of Insurability Rider. Incorporated by Reference to Post-Effective Amendment
                                 No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (5)  (b2)       Death Benefit Proceeds Rider. Incorporated by Reference to Post-Effective Amendment
                                 No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (5)  (b3)       Single Premium Immediate Annuity Rider. Incorporated by Reference to Post-Effective
                                 Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (5)  (b4)       Change of Insured Rider. Incorporated by Reference to Post-Effective Amendment No. 7
                                 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (5)  (b5)       Partial Withdrawal Rider. Incorporated by Reference to Post-Effective Amendment No. 7
                                 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (5)  (b6)       Special Allocation Rider. Incorporated by Reference to Post-Effective Amendment No. 7
                                 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (5)  (b7)       Backdating Endorsement. Incorporated by Reference to Post-Effective Amendment No. 7
                                 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (5)  (b8)       Additional Payment Endorsement. Incorporated by Reference to Post-Effective Amendment
                                 No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (5)  (c)        Certificate of Assumption. Incorporated by Reference to Post-Effective Amendment No. 7
                                 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (5)  (d)        Company Name Change Endorsement. Incorporated by Reference to Post-Effective Amendment
                                 No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).
                 (6)  (a)        Articles of Amendment, Restatement, and Redomestication of the Articles of
                                 Incorporation of Merrill Lynch Life Insurance Company. Incorporated by Reference to
                                 Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch
                                 Variable Life Separate Account on Form S-6 (File No. 33-55472).

                      (b)        Amended and Restated By-Laws of Merrill Lynch Life Insurance Company. Incorporated by
                                 Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by
                                 Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).
                 (7)  Not applicable.
                 (8)  (a)        Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Series Fund,
                                 Inc. Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration
                                 Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No.
                                 33-55472).
                      (b)        Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Funds
                                 Distributor, Inc. Incorporated by Reference to Post-Effective Amendment No. 8 to the
                                 Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form
                                 S-6 (File No. 33-55472).
                      (c)        Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce,
                                 Fenner & Smith Incorporated. Incorporated by Reference to Post-Effective Amendment No.
                                 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).
                      (d)        Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance
                                 Company of New York, and Monarch Life Insurance Company. Incorporated by Reference to
                                 Post-Effective Amendment No. 3 to the Registration Statement filed by Merrill Lynch
                                 Variable Life Separate Account on Form S-6 (File No. 33-55472).
                      (e)        Form of Participation Agreement among Merrill Lynch Life Insurance Company, ML Life
                                 Insurance Company of New York and Family Life Insurance Company. Incorporated by
                                 reference to Post-Effective Amendment No. 4 to the Registration Statement filed by the
                                 Registrant on Form S-6 (File No. 33-43058).
                      (g)        Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance
                                 Capital Management L.P., and Alliance Fund Distributors, Inc. Incorporated by
                                 Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective
                                 Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).
                      (h)        Form of Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life
                                 Insurance Company, and Massachusetts Financial Services Company. Incorporated by
                                 Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective
                                 Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).
                      (i)        Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM
                                 Distributors, Inc., and Merrill Lynch Life Insurance Company. Incorporated by
                                 Reference to Merrill Lynch Life Variable Annuity Separate Account A's Post-Effective
                                 Amendment No. 11 to the Registration Statement filed on Form N-4 (File No. 33-43773).
                 (9)  (a)        Amended form of terminated Service Agreement between Merrill Lynch Life Insurance
                                 Company and Monarch Life Insurance Company. Incorporated by Reference to
                                 Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No.
                                 33-43058).
                      (b)        Board Resolution for Merger and Combination of Accounts. Incorporated by Reference to
                                 Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No.
                                 33-43058).
                      (c)        Plan and Agreement of Merger between Tandem Insurance Group, Inc. and Merrill Lynch
                                 Life Insurance Company. Incorporated by Reference to Post-Effective Amendment No. 7
                                 filed by the Registrant on Form S-6 (File No. 33-43058).
                      (d)        Service Agreement among Merrill Lynch Life Insurance Company, Family Life Insurance
                                 Company and Merrill Lynch Insurance Group, Inc. Incorporated by reference to
                                 Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No.
                                 33-43058).

                (10)  Application form for Modified Single Premium Variable Life Insurance Policy. Incorporated by
                      Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No.
                      33-43058).
                (11)  (a)        Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and
                                 Redemption Procedures. Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).
                (11)  (b)        Supplement to Memorandum describing Merrill Lynch Life Insurance Company's Issuance,
                                 Transfer and Redemption Procedures. Incorporated by Reference to Registrant's
                                 Post-Effective Amendment No. 8 to the Registration Statement filed on Form S-6 (File
                                 No. 33-55472).
       2.  See 1.A.(5).
       3.  Opinion and Consent of Barry G. Skolnick, Esq. as to the legality of the securities being registered.
           Incorporated by Reference to Post-Effective Amendment No. 6 to the Registration Statement filed by the
           Registrant on Form S-6 (File No. 33-43058).
       4.  Not applicable.
       5.  Not applicable.
       6.  Opinion and Consent of Joseph E. Crowne, Jr., F.S.A. as to actuarial matters pertaining to the securities being registered.
       7.        (a)  Power of Attorney of Joseph E. Crowne, Jr. Incorporated by Reference to Post-Effective Amendment
                      No. 2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form
                      S-6 (File No. 33-55472).
                 (b)  Power of Attorney of David E. Dunford. Incorporated by Reference to Post-Effective Amendment No.
                      2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6
                      (File No. 33-55472).
                 (c)  Power of Attorney of Gail R. Farkas. Incorporated by Reference to Post-Effective Amendment No. 6
                      to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6
                      (File No. 33-55472).
                 (d)  Power of Attorney of John C.R. Hele. Incorporated by Reference to Post-Effective Amendment No. 2
                      to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6
                      (File No. 33-55472).
                 (e)  Power of Attorney of Allen N. Jones. Incorporated by Reference to Post-Effective Amendment No. 2
                      to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6
                      (File No. 33-55472).
                 (f)  Power of Attorney of Barry G. Skolnick. Incorporated by Reference to Post-Effective Amendment No.
                      2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6
                      (File No. 33-55472).
                 (g)  Power of Attorney of Anthony J. Vespa. Incorporated by Reference to Post-Effective Amendment No.
                      2 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6
                      (File No. 33-55472).
       8.        (a)  Written Consent of Barry G. Skolnick, Esq.
                 (b)  Written Consent of Joseph E. Crowne, Jr., F.S.A. See Exhibit 6.
                 (c)  Written Consent of Deloitte & Touche LLP, Independent Auditors.